As filed with the Securities and Exchange Commission on September 19, 2025

1933 Act Registration File No. 333-

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No. ______
☐ Post-Effective Amendment No. ______

(Check appropriate box or boxes.)

AMERICAN BEACON SELECT FUNDS
(Exact Name of Registrant as Specified in Charter)

 220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant’s Area Code and Telephone Number: (817) 391-6100

Gregory J. Stumm, President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service) (Number and Street, City, State, Zip Code)

Copy to:

Stacy  L. Fuller, Esq.
Kathy K. Ingber, Esq.
K&L Gates LLP
1601  K Street, NW
Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest in the American Beacon Ninety One International Franchise  ETF, a series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-88343 and 811-09603).

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Questions and Answers

Notice of Special Meeting of Shareholders

Part A - Combined Proxy Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

AMERICAN BEACON FUNDS
American Beacon Ninety One International Franchise Fund

220 East Las Colinas Boulevard, Suite 1200 Irving, Texas 75039

October [XX], 2025

Your action is required. Please vote today.

Dear Valued Shareholder:

Enclosed is a notice and combined Proxy Statement and Prospectus (the “Combined Proxy Statement/Prospectus”) relating to a meeting of the Shareholders of the American Beacon Ninety One International Franchise Fund (the “Target Fund”). You are cordially invited to vote your proxy or attend a Special Meeting of Shareholders of the Target Fund, a series of American Beacon Funds (the “Target Trust”) at 2:00  p.m. Central Time on December 12, 2025, at the offices of the Target Trust, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 (the “Meeting”). As a shareholder of the Target Fund, you are being asked to approve an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) under which the Target Fund would be reorganized into American Beacon Ninety One International Franchise ETF (the “Acquiring ETF” or collectively, the “Funds”), a newly created series of American Beacon Select Funds (the “Acquiring Trust”).

American Beacon Advisors, Inc. (the “Manager”), the investment adviser to both the Target Fund and the Acquiring  ETF, recommended the proposed reorganization to the Board of Trustees (the “Board”) of the Target Trust since it believes the proposed reorganization is in the best interests of shareholders and provides better potential prospects for growth. In addition, the Acquiring ETF has a lower management fee and total annual operating expenses than each class of the Target Fund. The Acquiring ETF and the Target Fund also will have the same investment adviser, sub-advisor, investment objective, fundamental investment policies, and substantially similar investment strategy and principal investment risks. In addition, shareholders will be able to buy and sell shares of the Acquiring  ETF throughout the trading day since the Acquiring ETF is an exchange-traded fund, commonly referred to as an “ETF.”

However, there are various differences between the Target Fund and Acquiring ETF. While the Target Fund and Acquiring ETF have the same investment adviser and sub-advisor, the structure of their advisory agreements differs since the Acquiring ETF will have a unitary fee structure, which will require the Manager to pay the Acquiring  ETF’s ordinary operating expenses with limited exceptions as described more fully in the accompanying Combined Proxy Statement/Prospectus. In addition, the Acquiring ETF has adopted a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act (a “12b-1 plan”), but pursuant to which no such fee will be paid by the Acquiring ETF unless and until the Board approves the commencement of any such payments, while each class of the Target Fund does not have a  12b-1 plan. These and any other differences are described more fully in the accompanying Combined Proxy Statement/Prospectus.

If shareholders approve the Reorganization Agreement, the Target Fund would reorganize into the Acquiring  ETF and Target Fund shareholders would become shareholders of the Acquiring ETF, shares of which will be listed for trading on NYSE Arca, Inc., a U.S. stock exchange. You will no longer purchase or redeem individual shares directly from the Target Fund and instead, you will be able to purchase and sell throughout the trading day at the then prevailing market price in the secondary market. This is because the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its net asset value (“NAV”). However, you may pay a brokerage commission to sell, or buy, Acquiring ETF shares. In addition, ETF shares have a bid-ask spread, which is the difference between the highest price a buyer is willing to pay for ETF shares on the stock exchange, and the lowest price that a seller is willing to accept for ETF shares on the stock exchange. The bid-ask spread affects the price at which you are likely to be able to buy and sell Acquiring ETF shares in the secondary market. More specifically, the larger (or wider) the bid-ask spread, the farther away from NAV the current market price is likely to be. Your Target Fund shares, like shares of all mutual funds, are purchased and redeemed at NAV per share, so you did not experience such pricing variances when buying and selling Target Fund shares. More information about this and the Acquiring ETF is in the accompanying Combined Proxy Statement/Prospectus.

If the Reorganization Agreement is approved, the closing date is anticipated to be on or about January 9, 2026. If the Reorganization Agreement is approved, you will receive shares of the Acquiring  ETF with the same aggregate NAV as your shares of the Target Fund immediately prior to the closing date of the reorganization, except you will receive cash equal to the NAV of any fraction of a share held at such time. The conversion of any fraction of a share to cash may be subject to fees and expenses and will be a taxable event. Finally, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the closing date of the reorganization. Please consult with your financial intermediary for more information on the impact that the reorganization may have on you and your investments.

The Board unanimously recommends that you vote “FOR” the proposed Reorganization Agreement as described in the Combined Proxy Statement/Prospectus.

Your vote is important no matter how many shares you own. Voting your shares now will allow you as a Fund shareholder to avoid the inconvenience of any follow-up mail or telephone solicitation for your vote. The attached Combined Proxy Statement/Prospectus describes the matter to be considered at the Meeting. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. If you have any questions about these materials, please call us at 1-866-989-9911.

Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways:

1. Internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

2. Telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free telephone number and required control number are printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

3. Mail — If you vote by mail, please indicate your vote on the enclosed proxy card(s), date and sign the card(s), and return the card(s) in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

While you may attend the Meeting in person, voting today will avoid potential future mailings and phone calls required to obtain shareholder votes.

The attached Combined Proxy Statement/Prospectus contains further information regarding the proposed reorganization and the Acquiring  ETF. Please read it carefully, if you have any questions regarding the proposed reorganization, please call  Computershare at 1-866-989-9911.

Please return your proxy card(s) or follow the instructions in the enclosed materials to vote online or by telephone so that your vote will be counted.

We look forward to receiving your proxy card(s) or your online or telephone instructions so that your shares may be voted at the Meeting. Thank you for your vote and for your continued investment in the Funds.

Sincerely,

GREGORY  J. STUMM
PRESIDENT
AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS

QUESTIONS AND ANSWERS

This section contains a brief Q&A which will help explain the proposed reorganization, including the reasons for the reorganization. Following this section is a more detailed discussion. We recommend that you read the complete Combined Proxy Statement/Prospectus.

Q1. What is this document and why did we send it to you?

A. This document is a combined Proxy Statement for the American Beacon Ninety One International Franchise Fund (“Target Fund”), a series of American Beacon Funds (the “Target Trust”), and a Prospectus for the American Beacon Ninety One International Franchise ETF (the “Acquiring ETF”), a series of American Beacon Select Funds (the “Acquiring Trust”). This Combined Proxy Statement/Prospectus contains information that Target Fund shareholders should know before voting on the proposed reorganization of the Target Fund into the Acquiring ETF. It should be retained for future reference.

Q2. What is happening?

A. The Board of Trustees (the “Board”) of the Target Fund is recommending that shareholders of the Target Fund approve the reorganization of the Target Fund into the Acquiring ETF pursuant to an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) between the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring ETF. A copy of the form of Reorganization Agreement is attached to this Combined Proxy Statement/Prospectus as Appendix A. If approved by the Target Fund’s shareholders, the Target Fund will transfer all of its assets to the Acquiring ETF in exchange for Acquiring ETF shares and the assumption by the Acquiring ETF of the liabilities of the Target Fund. Following this transfer, shares of the Acquiring ETF will be distributed to shareholders of the Target Fund in proportion to their shares of ownership interest in the shares of the Target Fund (except shareholders will receive cash equal to the net asset value (“NAV”) of any fraction of a share held) on the closing date, which is expected to be on or about January 9, 2026 (the “Closing Date”), if the Reorganization Agreement is approved by shareholders. The Target Fund will then be terminated. These events, collectively, are referred to in this Combined Proxy Statement/Prospectus as the “Conversion.”

The Acquiring  ETF is an exchange-traded fund, commonly referred to as an “ETF.” The Acquiring ETF will be listed for trading on NYSE Arca, Inc., a U.S. stock exchange, and shares of the Acquiring ETF will be bought and sold in the secondary market at a market price.

As a Target Fund shareholder, you are being asked to approve the Reorganization Agreement. By approving the Reorganization Agreement, you will also be approving changing your investment from a mutual fund to an  ETF.

If shareholders do not approve the Reorganization Agreement, you will remain shareholders of the Target Fund and the Target Trust’s Board may consider possible alternatives determined to be in the best interests of the Target Fund and its shareholders.

Q3. How does the Board recommend that I vote?

A. The Board of Trustees of the Target Trust recommends that you vote “FOR” the proposed Conversion of the Target Fund into the Acquiring  ETF.

Q4. Why does the Board recommend I vote “FOR” the reorganization?

A. American Beacon Advisors, Inc. (the “Manager”) recommended to the Board that the Target Fund be reorganized into the Acquiring ETF. In determining whether to approve the Conversion, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including: (1) the terms and conditions of the Reorganization Agreement; (2) the compatibility of the investment programs of the Target Fund and the Acquiring  ETF, including that the Acquiring ETF has a substantially similar investment strategy as the Target Fund; (3) the expense ratios of each Fund on a comparative basis, including that the Acquiring ETF has a lower management fee and has a lower total net annual operating expense ratio than each class of the Target Fund; (4) the historical performance record of the Target Fund; (5) the asset levels of the Target Fund; (6) the prospects for future growth of the Acquiring ETF; (7) the continuity of advisory, sub-advisory and other services provided in connection with the Conversion; (8) that Ninety One North America, Inc. (“Sub-Advisor”), the sub-advisor to each Fund, will bear the costs of the Conversion (excluding any brokerage costs incurred to transition the Target Fund’s portfolio); (9) the potential benefits of the ETF structure for Target Fund shareholders; and (10) the Conversion is designed to be treated as a tax-free reorganization for federal income tax purposes. The Board did not assign specific weights to any or all of these factors, but it did consider them in determining, in its business judgment, to approve the Conversion.

Q5. What are the differences between the Target Fund and Acquiring ETF?

A. The Acquiring ETF and the Target Fund will have the same investment adviser, sub-advisor, investment objective, fundamental investment policies, and substantially similar investment strategy and principal investment risks. However, there are various differences between the Target Fund and Acquiring  ETF. While the Target Fund and the Acquiring ETF have the same investment adviser and sub-advisor, the structure of their advisory agreements differs since the Acquiring ETF will have a unitary fee structure, which will require the Manager to pay the Acquiring  ETF’s ordinary operating expenses with limited exceptions as described more fully in the accompanying Combined Proxy Statement/Prospectus. In addition, the Acquiring ETF has adopted a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act (a “12b-1 plan”), but pursuant to which no such fee will be paid by the Acquiring ETF unless and until the Board approves the commencement of any such payments, while each class of the Target Fund does not have a 12b-1 plan.

Additionally, the Acquiring  ETF is an ETF, which will be listed for trading on NYSE Arca, Inc., a U.S. stock exchange and you will be able to purchase and sell shares of the Acquiring ETF throughout the trading day at the then-prevailing market price in the secondary market. You will be subject to some additional risks related to the Acquiring ETF being an ETF. In addition, you will no longer purchase or redeem individual shares directly from the Target Fund.

More information is contained in this Combined Proxy Statement/Prospectus.

Q6. Will the Conversion cause the Target Fund’s portfolio to be repositioned?

A. The Acquiring ETF and the Target Fund will have the same investment adviser, sub-advisor, investment objective, fundamental investment policies, and substantially similar investment strategy and principal investment risks. As a result, there are no changes required in the Target Fund’s portfolio to “align” the portfolio with the Acquiring  ETF. However, one security that is currently held by the Target Fund that cannot be transferred in-kind to the Acquiring ETF will need to be sold prior to the Conversion.

Q7. What does the change to the ETF structure mean for me?

A. The Acquiring ETF is an ETF. If the Conversion is approved, you will remain invested in a registered investment company, but it will be exchange-traded, and you will own shares as you did before the Conversion, but in the Acquiring ETF instead of the Target Fund. The Acquiring ETF’s shares will be listed for trading on NYSE Arca, Inc. You will no longer purchase or redeem individual shares directly from the Acquiring ETF and instead, you will be able to purchase and sell throughout the trading day at the then prevailing market price in the secondary market. This is because the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s shares with its  NAV. Only certain financial institutions are permitted to purchase and redeem Acquiring  ETF shares at NAV per share. These institutions are referred to as “Authorized Participants,” and they are permitted to purchase and redeem ETF shares at NAV per share with the Acquiring ETF because they have entered into an agreement with the Acquiring Trust. As a result, should you decide to purchase or sell shares of the Acquiring ETF after the Conversion, you will place a trade through a broker-dealer who will execute your trade in the secondary market at the then-prevailing market price for the Acquiring ETF shares. As with all ETFs, your broker may charge a commission for such purchase and sale transactions. In addition, you will no longer be able to exchange shares of the Target Fund for the same class of shares of another series of the Target Trust because the Acquiring ETF shares have no exchange rights.

If the Conversion is approved, we believe that change to an  ETF structure will offer a number of advantages, including intraday trading and the flexibility to exit the Acquiring ETF intraday and enhanced tax efficiency. However, there are also some other differences that the change to an ETF structure will introduce, including the following:

•	Brokerage Interaction for Sales -- ETFs are bought and sold differently than mutual funds. Investors who wish to purchase or sell Acquiring ETF shares after the Conversion will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the ETF (except by an Authorized Participant). This could mean you may pay a brokerage commission to sell, or buy, Acquiring ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Target Fund are currently available for purchase directly from the Target Fund without any charge and are also available through broker-dealers. Currently, when shares in the Target Fund are traded through these broker-dealers, there may be a transaction charge, depending on your relationship, including whether you are participating in an investment arrangement that includes other charges, such as an account-level fee or service fees collected by the Target Fund and paid to the broker-dealer.

•	ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s shares with its NAV per share. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares at NAV per share, and then only in large blocks of shares called Creation Units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities and/or cash into or from the ETF in exchange for shares of the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV per share of the ETF varies from the market price of the ETF.

For example, when an ETF’s shares trade in the open market at a market price below NAV per share (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to form a Creation Unit and then redeem that Creation Unit with the ETF at NAV per share, profiting from the difference between the market price and the NAV. However, the act of bidding or purchasing ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV per share.

Similarly, when an ETF’s shares trade at market prices above the NAV per share (at a “premium”), Authorized Participants would likely make new Creation Units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV per share.

The activity described here should work to keep the NAV per share and the market price generally in line with one another. There are times when markets are extremely volatile and this mechanism may become strained, and there have been instances where some ETFs trade at market prices significantly different from the NAV per share. Trading in ETF shares on an exchange may be halted for a variety of reasons, and this could be an individual trading halt (i.e., a halt of Acquiring ETF shares’ trading) or a market-wide trading halt (i.e., a halt of all securities’ trading). ETF shares may also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

As a result, because ETF shares trade on an exchange at market prices rather than at the NAV per share, ETF shares may trade at a price greater than NAV per share (premium) or less than NAV per share (discount). In addition, if the Conversion is approved and you become an Acquiring ETF shareholder, you could incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information about the Acquiring ETF’s portfolio holdings, end-of-day NAV per share, market price, premiums and discounts, and bid-ask spreads is available on the Acquiring ETF’s website at https://www.americanbeaconfunds.com/products/exchange-traded-funds/.

Q8. How will this Conversion affect me as a shareholder?

A. If approved, all assets and liabilities of the Target Fund will be transferred to the Acquiring ETF. You, as a shareholder of the Target Fund, will receive shares of the Acquiring ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that you owned at the time of the Conversion, minus any fraction of a share for which you will receive, or will have received, cash. The redemption of your fraction of a share will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

If approved, the Conversion will involve several steps, which will affect you as a shareholder, including share class conversions. All of the dates associated with these steps are subject to change and assume the Conversion is approved by shareholders of the Target Fund. These steps are described more fully in this Combined Proxy Statement/Prospectus.

Finally, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Closing Date of the Conversion. Please consult with your financial intermediary for more information on the impact that the Conversion may have on you and your investments.

After the Conversion, you will hold shares of the Acquiring  ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that you owned prior to the Conversion (adjusted for cash distributions, if any, for any fraction of a share). You will not receive a physical share certificate.

Q9. Are the expenses higher or lower for the Acquiring ETF as compared to the Target Fund?

A. The Acquiring ETF has a lower management fee and has a lower total annual operating expense ratio than each share class of the Target Fund. In addition, the Acquiring ETF will have a unitary fee structure, which will require the Manager to pay the Acquiring  ETF’s ordinary operating expenses with limited exceptions as described more fully in the accompanying Combined Proxy Statement/Prospectus. For more information, see “Summary – Fees and Expenses” later in this Combined Proxy Statement/Prospectus.

Q10. Will you have to pay any sales load, commission or other similar fee in connection with the Conversion?

A. No. You will not pay any sales load, commission or other similar fee in connection with the Conversion. After the Conversion takes place, you will no longer redeem your individual shares directly from the Target Fund. Instead, you will be able to sell your shares in the secondary market, such as on an exchange. Such sales of shares take place through a broker, and some brokers charge commissions or other fees.

Q11. Will the Conversion result in any federal tax liability to me?

A. The Conversion is designed to be treated as a tax-free reorganization for federal income tax purposes. Thus, assuming that the parties comply with the terms of the Reorganization Agreement, the Target Trust will receive an opinion of counsel, with respect to the Conversion, that the transaction will be a tax-free reorganization. The realized and unrealized gains, losses and net income for the Target Fund will carry over to the Acquiring ETF in the Conversion and will continue to be distributed in a manner consistent with the Target Fund.

There are a few caveats to this:

1.	Financial intermediaries for shareholders who hold shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, may transfer those investments in the Target Fund to a different investment option prior to the Conversion. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments. Please consult your tax advisor for any tax consequences due to these transactions.

2.	As part of the Conversion, shareholders will receive cash compensation for any fraction of a share that they hold. The redemption of any fraction of a share will likely be a taxable event for them.

3.	The Target Fund is expected to incur some capital gain in connection with the Conversion due to the fact that the Target Fund currently holds a security that cannot be transferred in kind to the Acquiring ETF. Thus, in connection with the Conversion, the Target Fund will need to sell that security, which could result in a capital gain. As a result, if there are capital gains that result in a distribution to shareholders, such a distribution will be a taxable event for most shareholders.

4.	Prior to the Conversion, the Target Fund may make a distribution of net realized capital and foreign currency gains, which would normally be made in December. This distribution, if necessary, will be a taxable event for most shareholders.

You should consult your tax advisor about possible state and local tax consequences of the Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversion only.

Q12. What will happen if shareholders do not approve the Conversion?

A. If shareholders do not approve the Conversion, you will remain shareholders of the Target Fund and the Target Trust’s Board may consider possible alternatives determined to be in the best interests of the Target Fund and its shareholders.

Q13. Who will pay for the Conversion?

A. The costs of the Conversion will be borne by the Sub-Advisor, whether or not the Conversion is consummated.

Q14. How do I vote my shares?

A. Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by mail, you may vote by telephone, the Internet or in person. To vote by telephone or the Internet, please follow the instructions listed on the proxy card. If you will attend the Meeting and vote in person, please let us know by calling 1-800-967-9009.

Q15. Whom do I contact for further information?

A. You can contact your financial advisor for further information. You may also contact the Target Fund at 1-800-658-5811, option 1. You may also visit our website at  www.americanbeaconfunds.com.

Important additional information about the Conversion is set forth in the accompanying Combined Proxy Statement/Prospectus. Please read it carefully.

AMERICAN BEACON FUNDS
American Beacon Ninety One International Franchise Fund

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on  December 12, 2025

October [XX], 2025

Dear Valued Shareholder:

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders of American Beacon Ninety One International Franchise Fund (the “Target Fund”), a series of American Beacon Funds (the “Target Trust”) will be held at 2:00 p.m. Central Time on December 12, 2025, at the offices of the Target Trust, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. In connection with the Meeting, as a shareholder of the Target Fund, you are asked to consider and act upon the following proposal (“Proposal”):

(1) To approve an Agreement and Plan of Reorganization and Termination between American Beacon Funds, on behalf of American Beacon Ninety One International Franchise Fund, and American Beacon Select Funds, on behalf of American Beacon Ninety One International Franchise ETF, and the transactions contemplated thereby, including (a) the transfer of all assets of American Beacon Ninety One International Franchise Fund to, and the assumption of all its liabilities by, American Beacon Ninety One International Franchise ETF in exchange solely for shares of American Beacon Ninety One International Franchise ETF having an aggregate net asset value equal to the value of the American Beacon Ninety One International Franchise Fund’s net assets, (b) the distribution of those American Beacon Ninety One International Franchise ETF shares pro rata to shareholders of American Beacon Ninety One International Franchise Fund (plus cash in lieu of any fractional American Beacon Ninety One International Franchise ETF shares), and (c) the termination of American Beacon Ninety One International Franchise Fund (the “Conversion”).

The Board of Trustees of the Target Trust (“Board”) unanimously recommends that you vote in favor of the Proposal.

Shareholders will also be asked to transact any other business as may properly come before the Meeting.

You should read the accompanying Combined Proxy Statement/Prospectus prior to completing your proxy card. Shareholders will also be asked to transact any other business as may properly come before the Meeting. Only holders of record at the close of business on September 30, 2025 (“Record Date”), of shares of beneficial interest of Target Fund are entitled to receive notice of, and vote at, the Meeting and any adjournments or postponements thereof.

If you attend the Meeting, you may vote your shares in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s) being solicited by the Board. This is important to ensure a quorum at the Meeting. You also may return proxies by voting on-line or by telephone. Proxies may be revoked at any time before they are exercised by submitting to the Target Trust a written notice of revocation prior to the Meeting or a subsequently executed proxy or by attending the Meeting and voting in person. If you hold your shares through a financial intermediary and plan to vote at the Meeting, or would like to revoke your proxy, please contact your financial intermediary to do so.

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) promptly.

You may think that your vote is not important, but it is. By law, the Meeting will have to be adjourned without conducting any business if a quorum is not present in person or represented by proxy at the Meeting. In that event, the Target Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Target Fund to hold the Meeting as scheduled, so please return your proxy card(s) immediately or vote on-line or by telephone.

By Order of the Board of Trustees,

Rosemary K. Behan Secretary

Irving, Texas
October [XX], 2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES YOU OWN.
PLEASE VOTE PROMPTLY.

It is important that you vote even if you sold your shares or closed your account after the September 30, 2025 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted “FOR” the Proposal described above.

To avoid the inconvenience of further solicitations for your vote, please mail your proxy card promptly. If you receive a phone call from Computershare Communication Services, our proxy solicitor, please take a moment to answer the call and vote via the trained proxy specialists.

As an alternative to voting the proxy card by mail, you may vote by telephone, the Internet or in-person. To vote by telephone, please call the toll-free number listed on the proxy card. To vote on the Internet, please follow the instructions listed on the proxy card. Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy. If we have not received your voting instructions by November 17, 2025, we may contact you again for your vote.

Notice to Corporations and Partnerships: proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

AMERICAN BEACON FUNDS
and
AMERICAN BEACON SELECT FUNDS

COMBINED PROXY STATEMENT/PROSPECTUS

Reorganization of the

AMERICAN BEACON NINETY ONE INTERNATIONAL FRANCHISE FUND,

a series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

into the

AMERICAN BEACON NINETY ONE INTERNATIONAL FRANCHISE ETF,

a series of American Beacon Select Funds

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

October [XX], 2025

This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of American Beacon Ninety One International Franchise Fund (“Target Fund”), a series of American Beacon Funds (the “Target Trust”), in connection with a Special Meeting (the “Meeting”) of its shareholders to be held on December 12, 2025, at 2:00  p.m. Central Time at the offices of the Target Trust, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, at which those shareholders will be asked to approve the reorganization of the Target Fund into the American Beacon Ninety One International Franchise ETF (“Acquiring ETF”), a series of American Beacon Select Funds (the “Acquiring Trust”) (together with the Target Trust, the “Trusts”).

This Combined Proxy Statement/Prospectus constitutes the proxy statement of the Target Fund for the Meeting and the prospectus for the shares of the Acquiring  ETF. The Target Fund is a mutual fund. The Acquiring ETF is an exchange-traded fund. The Boards of Trustees of the Target Trust and Acquiring Trust (each, a “Board” and collectively, the “Boards”) have approved the reorganization, pending shareholder approval, and has determined that the reorganization is in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund’s shareholders would not be diluted.

The Target Fund and the Acquiring  ETF will have the same investment adviser, sub-advisor, investment objective and fundamental investment policies, and substantially similar investment strategy and principal investment risks. The Acquiring  ETF will also continue to be managed by the same portfolio managers as the Target Fund. There are differences in how the Acquiring ETF is distributed, and in purchase and redemption procedures for the Acquiring ETF, which are summarized below.

The Acquiring  ETF has a lower management fee and has a lower total annual operating expense ratio than each class of the Target Fund. In addition, the Acquiring ETF will have a unitary fee structure, which will require American Beacon Advisors, Inc., the investment adviser to the Acquiring ETF (the “Manager”), to pay the Acquiring ETF’s ordinary operating expenses with limited exceptions. Under the management agreement for the Acquiring ETF, the Manager has agreed to pay all expenses of the Acquiring ETF, except for the management fee payments to the Manager under the management agreement, brokerage commissions and issue and transfer taxes relating to securities and commodity interest positions purchased or sold by the Acquiring ETF or any losses incurred in connection therewith; distribution and service fees pursuant to a Rule 12b-1 plan (if any); acquired fund fees and expenses; securities lending fees; interest expense; expenses associated with securities sold short; fees and taxes (including any income or franchise taxes) and governmental fees; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Acquiring Trust or the Acquiring  ETF for violation of any law; all costs associated with proxies and shareholder meetings (except for such proxies related to (i) changes to the management agreement, (ii) the election of any Board member who is an “interested person” of the Acquiring Trust as defined under Section 2(a)(19) of the 1940 Act, and/or (iii) other matters that directly benefit the Manager); and any extraordinary expenses (including fees and disbursements of counsel) incurred by the Acquiring ETF or the Acquiring Trust, on behalf of the Acquiring ETF.

Throughout this Combined Proxy Statement/Prospectus, we refer to the transaction as a “Conversion.” For purposes of this Combined Proxy Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of the Target Fund. Each of the Target Trust and Acquiring Trust is an open-end management investment company organized as a Massachusetts business trust. The Manager is the investment adviser to the Target Fund and the Acquiring  ETF.

Shares of the Acquiring  ETF will be listed for trading on NYSE Arca, Inc. (“NYSE Arca” or “Exchange”).

If approved by Target Fund shareholders, the Conversion will be effected by the transfer of all assets of the Target Fund in exchange solely for the Acquiring  ETF’s shares and the Acquiring ETF’s assumption of all liabilities of the Target Fund. On or about January 9, 2026 (the “Closing Date”), after the Conversion is approved, Target Fund shareholders will receive shares of the Acquiring  ETF with the same total net asset value (“NAV”) as that shareholder’s Target Fund shares.

If the Conversion is approved, in preparation for the Conversion, the last day to purchase or exchange shares of the Target Fund will be January 5, 2026. The last day to redeem Target Fund shares will be January 5, 2026. All Target Fund shares will be converted into Acquiring  ETF shares in connection with the Conversion, which is expected to close after the end of trading on or about January 9, 2026. The Acquiring ETF will open for trading on or about January 12, 2026.

This Combined Proxy Statement/Prospectus concisely sets forth information that a Target Fund shareholder should know before voting on the Conversion and should be retained for future reference.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	the Prospectus for the Target Fund, dated February 21, 2025, which is on file with the SEC (http://www.sec.gov) (File No. 811-04984) (Accession No. 0001133228-25-001291);

•	the Statement of Additional Information of the Target Fund, dated February 21, 2025, which is on file with the SEC (http://www.sec.gov) (File No. 811-04984) (Accession No. 0001133228-25-001291);

•	the Annual Shareholder Report of the Target Fund’s predecessor fund for the fiscal year ended October 31, 2024, which has previously been sent to shareholders of the Target Fund’s predecessor fund, and the related Financial Statements and Other Information, both of which are on file with the SEC (http://www.sec.gov) (File No. 811-22920) (Accession No. 0001398344-25-000263); and

•	the Semi-Annual Shareholder Report of the Target Fund for the fiscal period ended February 28, 2025, which has previously been sent to shareholders of the Target Fund, and the related Financial Statements and Other Information, both of which are on file with the SEC (http://www.sec.gov) (File No. 811-04984) (Accession No. 0001193125-25-116042).

Because the Acquiring ETF has not yet commenced operations, no annual or semi-annual report is available.

This Combined Proxy Statement/Prospectus will be mailed on or about October 31, 2025 to shareholders of record of the Target Fund as of September 30, 2025.

The Target Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials, with the SEC. Reports and other information about the Target Fund are available on the EDGAR Database on the SEC’s Internet site at  http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Target Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports, financial statements and the Statement of Additional Information related to this Combined Proxy Statement/Prospectus are available upon request and without charge by writing to the Target Fund at American Beacon Advisors, Inc., 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039 or by calling toll-free at 1-800-658-5811, option 1. They are also available, free of charge, at  www.americanbeaconfunds.com.

The Acquiring  ETF has not yet commenced operations as of the date of this Combined Proxy Statement/Prospectus, and therefore no prospectus or statement of additional information (other than this Combined Proxy Statement/Prospectus) or annual or semi-annual report is available for the Acquiring ETF at this time. The Acquiring ETF has filed a Prospectus and Statement of Additional Information for the Acquiring ETF as it will be offered after the Conversion. Those filings will be effective prior to or upon the closing of the Conversion.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

Table of Contents

SUMMARY..........................................................................................	14
Fees and Expenses...................................................................................	14
Investment Objectives and Principal Strategies............................................................	16
Principal Investment Risks.............................................................................	17
Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures...............................	17
Additional Information on Differences in Purchases of Shares...............................................	18
Additional Information on Differences in Exchange Privileges...............................................	19
Additional Information on Differences in Redemption Rights................................................	19
Federal Tax Consequences............................................................................	20
INFORMATION ABOUT THE CONVERSION..............................................................	20
Conversion.........................................................................................	20
Reasons for the Proposed Conversion...................................................................	21
Board Considerations................................................................................	21
COMPARISON OF THE TARGET FUND AND ACQUIRING ETF..............................................	22
Comparison of Investment Objectives, Principal Investment Strategies, Principal Investment Risks, and Fundamental Investment Policies...................................................................................	22
Investment Objectives................................................................................	22
Principal Investment Strategies.........................................................................	22
Principal Investment Risks.............................................................................	24
Fundamental Investment Policies.......................................................................	30
Performance History.................................................................................	30
FUND MANAGEMENT................................................................................	32
Manager...........................................................................................	32
Sub-Advisor........................................................................................	33
Portfolio Managers..................................................................................	33
Other Service Providers...............................................................................	34
Purchase, Redemption/Sale and Pricing of Fund Shares....................................................	34
Purchases and Redemptions/Sales of Fund Shares.........................................................	34
Pricing.............................................................................................	35
Frequent Trading/Market Timing.......................................................................	36
Dividends, Distributions and Taxes......................................................................	36
Federal Income Taxes.................................................................................	37
Foreign Taxes.......................................................................................	38
U.S. Taxation of Foreign Shareholders...................................................................	38
FINANCIAL HIGHLIGHTS..............................................................................	38
ADDITIONAL INFORMATION RELATING TO THE CONVERSION............................................	39
Description of the Conversion.........................................................................	39
Capitalization.......................................................................................	39
Portfolio Turnover...................................................................................	40
Federal Income Taxes.................................................................................	40
Portfolio Repositioning...............................................................................	41
Expenses of the Conversion...........................................................................	41
Share Certificates....................................................................................	41
OTHER INFORMATION................................................................................	41
Shareholder Information..............................................................................	41
Shareholder Rights and Description of Securities to Be Issued...............................................	42
VOTING INFORMATION...............................................................................	43
GENERAL INFORMATION..............................................................................	45

SUMMARY

The following summarizes more complete information appearing later in this Combined Proxy Statement/Prospectus. Shareholders should read the entire Combined Proxy Statement/Prospectus carefully.

About the Conversion

The Boards of the Target Fund and the Acquiring  ETF (the “Funds”), including in each case all the trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) (“Independent Trustees”) of the Target Trust or Acquiring Trust, propose that the Target Fund reorganize into the Acquiring ETF and that each Target Fund shareholder become a shareholder of the Acquiring ETF. The Boards recommend that you vote “FOR” the Conversion.

Target Fund		Acquiring Fund
American Beacon Ninety One International Franchise Fund	→	American Beacon Ninety One International Franchise ETF

The Target Fund is a series of American Beacon Funds, a Massachusetts business trust (the “Target Trust”), and the Acquiring  ETF is a series of American Beacon Select Funds, a Massachusetts business trust (the “Acquiring Trust”) (together with the Target Trust, the “Trusts”). The Target Trust and Acquiring Trust are open-end management investment companies registered with the SEC. The Target Fund and the Acquiring ETF are organized as separate series of the Target Trust and Acquiring Trust, respectively.
American Beacon Advisors, Inc. (the “Manager”) serves as investment adviser to the Target Fund and the Acquiring ETF. Ninety One North America, Inc. (the “Sub-Advisor”) serves as investment sub-advisor to the Target Fund and the Acquiring ETF.

The Target Fund currently has three classes of shares, R5 Class, R6 Class and  Y Class shares.

If approved, the Conversion will have the following steps:

•	On or about January 7, 2026, Y Class Shares of the Target Fund will be consolidated into the R5 Class. Accordingly, after that date, all Y Class shareholders of the Target Fund will own R5 Class shares.

•	The Target Fund’s R6 Class will be terminated on the Closing Date.

•	On or about January 9, 2026, any fraction of a share of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fraction of a share will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

•	On or about January 9, 2026, the Conversion will occur. In the Conversion, each whole share of the Target Fund held by shareholders will be replaced with a share of the Acquiring ETF and Acquiring ETF shares will be transferred to your brokerage account.

Prior to the Conversion, the Target Fund may make a distribution of net realized capital and foreign currency gains, which would normally be made in December. This distribution, if necessary, will be a taxable event for most shareholders.

After the Conversion, you will hold shares of the Acquiring  ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that you owned prior to the Conversion (adjusted for cash distributions, if any, for any fraction of a share). You will not receive a physical share certificate.

Fees and Expenses

As an investor in any fund, one pays different types of fees and expenses when buying and holding shares. Shareholders pay certain of these fees and expenses indirectly because they are deducted from fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund and the Acquiring ETF. For the Conversion, the tables below show each of the Target Fund’s classes’ fees and expenses, which are based on estimated expenses for the current fiscal year. The pro forma expenses of the Acquiring ETF are estimated and assume that the Acquiring ETF will have the same assets as the Target Fund’s average net assets as of August 31, 2025. The Acquiring ETF (Pro Forma) column shows the fees and expenses that will apply going forward.

14

	Target Fund (R6 Class Shares)	Acquiring ETF (Pro Forma)
Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees:	0.75%	0.69%
Distribution and/or shareholder service (Rule 12b-1) fees	0.00%	0.00%[1]
Other expenses	5.55%[2]	0.00%
Total annual operating expenses	6.30%	0.69%
Fee waiver and/or expense reimbursement	(5.48%)[3]	0.00%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.82%	0.69%

1

Pursuant to a Distribution Plan, the Acquiring ETF may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Acquiring ETF’s average daily net assets. However, no such fee is currently paid by the Acquiring ETF, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

2	“Other expenses” are based on estimated amounts for the current fiscal year.
3

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund’s R6 Class    shares through November 30, 2027    to the extent that Total Annual Fund Operating Expenses exceed 0.82% for the R6 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Target Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Target Fund to maintain the contractual expense ratio caps for the class or make arrangements with other service providers to do so. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

	Target Fund (R5 Class Shares)	Acquiring ETF (Pro Forma)
Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees:	0.75%	0.69%
Distribution and/or shareholder service (Rule 12b-1) fees	0.00%	0.00%[1]
Other expenses	5.58%[2]	0.00%
Total annual operating expenses	6.33%	0.69%
Fee waiver and/or expense reimbursement	(5.48%)[3]	0.00%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.85%	0.69%

1

Pursuant to a Distribution Plan, the Acquiring ETF may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Acquiring ETF’s average daily net assets. However, no such fee is currently paid by the Acquiring ETF, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

2	“Other expenses” are based on estimated amounts for the current fiscal year.
3

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund’s R5 Class    shares through November 30, 2027    to the extent that Total Annual Fund Operating Expenses exceed 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Target Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Target Fund to maintain the contractual expense ratio caps for the class or make arrangements with other service providers to do so. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

15

	Target Fund (Y Class Shares)	Acquiring ETF (Pro Forma)
Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees:	0.75%	0.69%
Distribution and/or shareholder service (Rule 12b-1) fees	0.00%	0.00%[1]
Other expenses	5.65%[2]	0.00%
Total annual operating expenses	6.40%	0.69%
Fee waiver and/or expense reimbursement	(5.48%)[3]	0.00%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.92%	0.69%

1

Pursuant to a Distribution Plan, the Acquiring ETF may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Acquiring ETF’s average daily net assets. However, no such fee is currently paid by the Acquiring ETF, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

2	“Other expenses” are based on estimated amounts for the current fiscal year.
3

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund’s Y Class    shares through November 30, 2027    to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Target Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Target Fund to maintain the contractual expense ratio caps for the class or make arrangements with other service providers to do so. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Expense Examples

These Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring  ETF. The Examples assume that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each fund’s operating expenses remain the same. The Examples further assume that the expense limitation of the Target Fund described in the footnote to the fee table shown above are in effect for the periods described in the footnote. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Target Fund - Y Class	$94	$293
Target Fund - R6 Class	$84	$262
Target Fund - R5 Class	$87	$271
Acquiring ETF (pro forma)	$70	$221

For the Conversion, the projected post-reorganization pro forma annual fund operating expenses (shown above under the heading Fees and Expenses) and the pro forma expense example (shown above under the heading Expense Examples) are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring  ETF’s assets at the time it commences investment operations, many of which are beyond the control of the Manager or the Acquiring ETF.

Investment Objectives and Principal Strategies

•	The Target Fund and the Acquiring ETF have the same investment objective, which is to seek long-term capital growth. The Target Fund and the Acquiring ETF also have the same fundamental investment policies.

•	The Target Fund and the Acquiring ETF have the same Manager, Sub-Advisor and portfolio managers.

•	The Target Fund and the Acquiring ETF have substantially similar principal investment strategies, except that the Target Fund has a disclosed principal investment strategy to seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions, while the Acquiring ETF does not.

•	The Target Fund and the Acquiring ETF are both non-diversified funds under the 1940 Act.

16

For more detailed information regarding the principal investment strategies of the Target Fund and the Acquiring  ETF, see “Comparison of the Target Fund and Acquiring ETF – Principal Investment Strategies” later in this Combined Proxy Statement/Prospectus.

Principal Investment Risks

Because the Acquiring  ETF will operate using substantially similar investment strategies and policies as the Target Fund, the principal investment risks of the Target Fund will also apply to the Acquiring ETF. However, the Acquiring ETF has some additional risks, due to its operations as an ETF. These additional risks are:

•	Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the Fund’s shares and are authorized to transact in Creation Units (described below) with the Fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes.

•	Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

•	Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

•	Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Trading in Fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

For more information, see “Comparison of the Target Fund and Acquiring  ETF–Principal Investment Risks” later in this Combined Proxy Statement/Prospectus.

Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures

There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures of the Target Fund and the Acquiring  ETF. The table below summarizes the changes generally. Please see the narrative discussion following the table for more information about these differences.

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	Target Fund	Acquiring ETF
Distribution	Shares may be purchased directly from the Target Fund or through financial intermediaries, including platforms.

Individual shares may be purchased in the secondary market on an exchange, through a broker. New shares may only be purchased directly from the Acquiring ETF in large groups called “Creation Units” (25,000 or more shares) and only through certain investors, called “Authorized Participants.”

Purchase procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Only Authorized Participants may purchase Creation Units of shares from the Acquiring Trust.
Exchange rights	Shares of the Target Fund may be exchanged for shares of the same class of another fund in the Target Trust.	ETF shares have no exchange rights.
Redemption procedures	Shareholders may redeem shares directly from the Target Fund at NAV per share at any time and will receive proceeds in cash.

Individual shareholders will normally “exit” their investment in the Acquiring ETF by selling shares at the current market price on the exchange, through a broker. Shares may only be redeemed by Authorized Participants in Creation Units at NAV per share and are redeemed either in cash, in-kind or a combination of in-kind and cash.

For both the Target Fund and the Acquiring  ETF, the NAV per share is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Further, each of the Target Fund and Acquiring ETF generally values portfolio securities at market value. Because the value of portfolio securities changes every business day, the share price of the Target Fund or Acquiring ETF usually changes as well. In the event of an emergency or other disruption in trading on the NYSE, the NAV per share of the Target Fund or Acquiring ETF would still normally be determined as of 4:00 P.M., Eastern Time. The NYSE is generally closed on all national holidays and Good Friday; shares of the Target Fund or Acquiring ETF will not be priced on those days or other days on which the NYSE is scheduled to be closed. When the NYSE is closed for unusual reasons, shares of the Target Fund or Acquiring ETF will generally not be priced although the Target Fund or Acquiring ETF may decide to remain open and in such a case, it would post a notice on www.americanbeaconfunds.com.

Additional Information on Differences in Purchases of Shares

Target Fund. Shares of the Target Fund are sold at  NAV per share. Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made through a financial intermediary. American Beacon Funds may also allow certain individuals to invest directly in the Target Fund in its sole discretion. The minimum initial investment for  Y Class shares of the Target Fund is $100,000. The minimum initial investment for R5 Class shares of the Target Fund is $250,000. There is no minimum initial investment amount for R6 Class shares of the Target Fund, which is generally only available to retirement plans where plan level or omnibus accounts are held on the books of the Target Fund. Additional investments for existing accounts can be as little as $50 by check, Automated Clearing House or exchange, and there is no minimum for existing accounts by wire.

Acquiring  ETF. The Acquiring ETF will be traded on NYSE Arca during the trading day. Individual shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. ETF shares are bought and sold at market prices, rather than the NAV per share, and shares may trade at a price greater or less than the NAV per share. There is no minimum investment for purchases made on the exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “bid” price) and the price at which they are willing to sell the shares (the “ask” price). The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the ETF shares when you buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring  ETF.  Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring  ETF will be done in increments of 25,000 share Creation Units. A fee (called a “Transaction Fee”) is expected to be charged to Authorized Participants who create or redeem Acquiring ETF shares in Creation Units. The Acquiring Trust currently expects the Acquiring ETF’s standard Transaction Fee to be $350 for in-kind transactions and

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$100 for cash transactions. The Acquiring ETF may also impose a variable Transaction Fee of up to 2% of the value of the Creation Unit(s) being purchased. Under normal circumstances, the Acquiring ETF will issue or redeem Creation Units in return for a basket of assets and/or cash amount that the Acquiring ETF specifies each day and are effected at the NAV per share as next determined after the receipt of an order in proper form. The value of the minimum initial and subsequent investment by an Authorized Participant varies with the value of this basket of assets specified by the ETF each day. Authorized Participants may only purchase and redeem shares in Creation Units by submitting an order through the Acquiring ETF’s transfer agent to its distributor. More information about the purchase and sale of ETF shares in Creation Units can be found in the Acquiring ETF’s Statement of Additional Information under the heading “Creation and Redemption of Creation Units.”

Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring  ETF is subject to a Transaction Fee. A Transaction Fee is charged on each Creation Unit and is paid by Authorized Participants who create or redeem shares in Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes.

Additional Information on Differences in Exchange Privileges

Target Fund. Shareholders of the Target Fund may exchange their shares for shares of the same class of other series of American Beacon Funds Complex.

Acquiring ETF. There is no exchange privilege for the Acquiring ETF. This means that to exit an investment in the Acquiring ETF, a shareholder will need to sell the shares in the secondary market at the then-current market price and may incur a brokerage commission or other fee to do so.

Additional Information on Differences in Redemption Rights

Target Fund. Shares of the Target Fund are redeemed directly from the Target Fund at  NAV per share on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mail (American Beacon Funds, PO Box 219643, Kansas City, MO 64121-9643), overnight delivery (American Beacon Funds, 801 Pennsylvania Ave., Suite 219643, Kansas City, MO 64105-1307), online (www.americanbeaconfunds.com), wire, telephone (1-800-658-5811), exchange, or systematic purchases or redemptions. Shareholders may also redeem shares through their financial advisor or other financial intermediary.

Acquiring  ETF. The Acquiring ETF will be traded on NYSE Arca. Individual ETF shares are not redeemed by investors directly from the Acquiring ETF, except in Creation Units. To exit an investment, an investor would sell individual ETF shares on the Exchange through a broker-dealer. If you wish to sell shares of the Acquiring ETF, you should contact your broker. You may incur a brokerage fee when selling shares of the Acquiring ETF. Because the Acquiring ETF shares trade on the Exchange at market prices rather than at the NAV per share, such shares may trade at market prices that are greater than NAV per share (premium) or less than  NAV per share  (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the Acquiring  ETF. Redemption activity conducted by Authorized Participants directly with the Acquiring ETF will generally be done in increments of 25,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units. The Acquiring Trust currently expects the Acquiring ETF’s standard Transaction Fee to be $350 for in-kind transactions and $100 for cash transactions. The Acquiring ETF may also impose a variable Transaction Fee of up to 2% of the value of the Creation Unit(s) being redeemed.

The Acquiring  ETF will redeem Creation Units in return for a basket of instruments and/or cash that the Acquiring ETF specifies each day, which basket will have the same aggregate value as the aggregate NAV of the Creation Unit(s) redeemed. Shares of the Acquiring ETF may only be redeemed in Creation Units by submitting an order to the Acquiring ETF’s transfer agent.

Redemption proceeds for a Creation Unit may be paid in cash or partially in cash. Redemption proceeds for a Creation Unit will consist of securities and/or cash in an amount equal to the difference between the  NAV of the shares of the Acquiring ETF being redeemed, as next determined after a receipt of a request in proper form less any fixed redemption transaction fee and any applicable additional variable charge.

More information about the purchase and sale of shares in Creation Units can be found in the Statement of Additional Information under “Creation and Redemption of Creation Units.” In addition, more detailed information is available below in this Combined Proxy Statement/Prospectus in the section entitled “Comparison of the Target Fund and Acquiring  ETF — Purchase, Redemption/Sale and Pricing of Fund Shares.”

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Federal Tax Consequences

Note: Throughout the Combined Proxy Statement/Prospectus, we have called the transaction described as a “Conversion,” but this section uses the term “Reorganization.” This is because the discussion that follows is based on applicable federal tax laws as set forth in the Internal Revenue Code of 1986, as amended (“Code”), which has a special definition of “reorganization” and detailed rules that use the word “reorganization.” The Conversion is a “Reorganization” for purposes of the tax discussions in this document.

The Reorganization is expected to be a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by the Target Fund shareholders as a direct result of the Reorganization (except with respect to cash, if any, received in lieu of any fraction of a share). As a non-waivable condition to the Reorganization, the Target Trust will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a)(1)(F) of the Code. For more information on the tax consequences of the Reorganization, see “Additional Information Relating to the Conversion – Federal Income Taxes” later in this Combined Proxy Statement/Prospectus.

INFORMATION ABOUT THE CONVERSION

Conversion

As further explained in this Combined Proxy Statement/Prospectus, the Conversion will be effected pursuant to an Agreement and Plan of Reorganization (“Reorganization Agreement”).

The Conversion will involve several steps, however, which will affect you as a shareholder. All of these dates are subject to change and assume the Conversion is approved by shareholders of the Target Fund.

First, on or about January 7, 2026, Y Class shares of the Target Fund will be consolidated into the R5 Class shares. Accordingly, after that date, all Y Class shareholders of the Target Fund will own R5 Class shares. The Target Fund’s R6 Class shares will be terminated on the Closing Date.

Second, on or about January 9, 2026, any fraction of a share of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fraction of a share will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

Finally, on or about January 9, 2026, the Conversion will occur. In the Conversion, the Target Fund will transfer all of its assets to the Acquiring  ETF in exchange for the assumption of all liabilities of the Target Fund by the Acquiring ETF, and shares of the Acquiring ETF having an aggregate NAV (plus cash in lieu of any fraction of a share) equal to the aggregate NAV of the shares of the Target Fund on the Closing Date for the Conversion (currently, the Closing Date is expected to be on or about January 9, 2026, but could be a later date agreed to by the Target Fund and the Acquiring ETF). The shares of the Acquiring ETF will be distributed pro rata to the shareholders of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the Acquiring ETF (and cash in lieu of any fraction of a share) equal in value to the aggregate  NAV of the shares of the Target Fund held immediately prior to the Conversion. As a result of the Conversion, a shareholder of the Target Fund will have approximately the same percentage of ownership in the Acquiring ETF as such shareholder’s percentage of ownership in the Target Fund prior to the Conversion, adjusted for the payment of cash in redemption of any fraction of a share.

The Board of Trustees for each of the Target Fund and the Acquiring  ETF, including the Trustees who are not “interested persons” of Target Trust or the Acquiring Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Fund and the Acquiring ETF, respectively, each have approved the Reorganization Agreement. The Reorganization Agreement provides for:

•	the transfer of substantially all of the assets of the Target Fund to the Acquiring ETF in exchange for shares of the Acquiring ETF and the Acquiring ETF’s assumption of liabilities of the Target Fund;

•	the distribution of such Acquiring ETF shares to the Target Fund’s shareholders; and

•	the termination of the Target Fund as separate series of the American Beacon Funds.

If the Conversion is approved and completed, the Acquiring  ETF will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Acquiring ETF with an aggregate NAV equal to the aggregate NAV of the Target Fund shares that the shareholders own immediately prior to the Conversion, except that Target Fund shareholders will receive cash in lieu of any fraction of a share of the Target Fund.

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Reasons for the Proposed Conversion

We are seeking your approval for the Conversion because the Manager believes that it is in the best interests of the Target Fund and its shareholders if the Target Fund is reorganized (or converted) into the Acquiring  ETF because (1) the Acquiring ETF will have the same investment objective and fundamental investment policies, and a substantially similar principal investment strategy as the Target Fund; (2) shareholders will be able to purchase or sell shares of the Acquiring ETF throughout the trading day at the then-prevailing market price; and (3) after the Conversion, the Acquiring ETF is expected to have a lower total expense ratio than each class of the Target Fund.

The Manager recognizes that, after the Conversion, shareholders will no longer have the right to redeem fund shares individually from the Acquiring  ETF for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, the Manager believes that operating the Target Fund as an ETF will result in a better outcome for shareholders over the long term.

Further, the Manager believes the Acquiring  ETF will be less expensive to operate because some types of fees that are commonly paid by mutual funds are not paid by ETFs, or are paid at a fixed fee, rather than a variable rate. These fees include:

•	Transfer agency fees. Transfer agency fees are paid to the transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and typically less expensive because the ETF can use a system operated by the Depository Trust Company (“DTC”). Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund, the number of shareholder accounts, and level of shareholder activity in the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs can be less than the cost for traditional mutual funds.

•	Shareholder servicing fees. Shareholder servicing fees are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. The Acquiring ETF does not pay shareholder servicing fees.

•	State registration fees. Many states require mutual funds to pay state registration fees. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. Further, although ETFs must pay an exchange listing fee, such fees generally are lower than the state registration fees paid by mutual funds.

•	Custody fees. Custody fees are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by the fund and its shareholders.

□	When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares or cash or a combination of shares and cash, so that the ETF does not incur traditional activity-based custody fees and brokerage transaction expenses when new ETF shares are created.

Board Considerations

The Board met on August 25, 2025 to consider information in connection with the Conversion. In determining whether to approve the Conversion and the Reorganization Agreement, the Board of the Target Trust and Acquiring Trust (together, the “Board”), including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including: (1) the terms and conditions of the Reorganization Agreement; (2) the compatibility of the investment programs of the Target Fund and the Acquiring  ETF, including that the Acquiring ETF has a substantially similar investment strategy as the Target Fund; (3) the expense ratios of each Fund on a comparative basis, including that the Acquiring ETF has a lower management fee and has a lower total net annual operating expense ratio than each class of the Target Fund; (4) the historical performance record of the Target Fund; (5) the asset levels of the Target Fund; (6) the prospects for future growth of the Acquiring ETF; (7) the continuity of advisory, sub-advisory and other services provided in connection with the Conversion; (8) that the Sub-Advisor will bear costs of the Conversion (excluding any brokerage costs incurred to transition the Target Fund’s portfolio); (9) the potential benefits of the ETF structure for Target Fund shareholders; and (10) the Conversion is designed to be treated as a tax-free reorganization for federal income tax purposes. The Board did not assign specific weights to any or all of these factors, but it did consider them in determining, in its business judgment, to approve the Conversion and the Reorganization Agreement.

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At the Board meeting, representatives of the Manager discussed the rationale for the Conversion. The Board considered the Manager’s representations that the Target Fund and Acquiring  ETF have the same investment objectives, investment adviser and sub-advisor, and a substantially similar investment strategy.

The Board also considered the Manager’s representation that the Acquiring  ETF will have a lower management fee and a lower total annual operating expense ratio than each class of the Target Fund. In addition, the Board considered that the Acquiring ETF will have a unitary fee structure, which will require the Manager to pay the Acquiring  ETF’s ordinary operating expenses with limited exceptions.

The Board considered the terms and conditions of the Reorganization Agreement, noting that the Conversion was expected to be tax-free to the Target Fund and its shareholders. The Board also considered the Manager’s representation that the interests of the shareholders would not be diluted by the Conversion because the value of the Acquiring ETF shares (plus any cash for fractional shares) received by each shareholder of the Target Fund will equal the value of the shares of the Target Fund held by the shareholder immediately prior to the Conversion. Additionally, the Board considered that the Reorganization Agreement provides that the Sub-Advisor will pay the direct costs associated with the Conversion, excluding any brokerage costs. The Board considered the Manager’s representation that no changes in the Target Fund’s portfolio are required to “align” the portfolio with the Acquiring ETF because the Acquiring ETF uses the same investment program as the Target Fund. However, one security that is currently held by the Target Fund that cannot be transferred in-kind to the Acquiring ETF will need to be sold prior to the Conversion, The Board considered that the Manager recommended that the Board approve the Conversion.

The Board, including all of the Independent Trustees, concluded that participation in the Conversion is in the best interests of each Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Conversion. The determinations on behalf of the Target Fund and the Acquiring  ETF were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. On the basis of the information provided to the Board and the Board’s evaluation of that information, the Board voted unanimously to approve the Conversion and the Reorganization Agreement.

The Board of each Trust is composed of eight members, seven of whom are Independent Trustees. Each Board is represented by independent legal counsel.

COMPARISON OF THE TARGET FUND AND ACQUIRING ETF

Comparison of Investment Objectives, Principal Investment Strategies, Principal Investment Risks, and Fundamental Investment Policies

The Target Fund and the Acquiring  ETF have the same investment objectives,  and fundamental investment policies, and their principal investment strategies and principal investment risks are substantially similar with the exception of some risk factors for the Acquiring  ETF related to it being an ETF and that the Target Fund has a principal investment strategy to seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions, while the Acquiring  ETF does not. As a result, the Target Fund has Securities Lending Risk, while the Acquiring ETF does not. However, the Target Fund has not engaged in securities lending.

The tables below compare these features of the Target Fund and the Acquiring ETF. For more information about the Acquiring ETF, including its investment strategies and risks, see Appendix D.

Investment Objectives

Target Fund	Acquiring ETF
The Fund’s investment objective is long-term capital growth.	Same.

Principal Investment Strategies

Target Fund	Acquiring ETF

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that the sub-advisor believes have recognized franchise or brand value. Companies with recognized franchise or brand value are those that the sub-advisor  believes have: enduring competitive advantages, dominant market positions in stable growing industries, low sensitivity to the economic and market cycle, healthy balance sheets and low capital intensity, and sustainable cash generation and effective capital allocation. Under normal

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies that the sub-advisor believes have recognized franchise or brand value. Companies with recognized franchise or brand value are those that the sub-advisor  believes have: enduring competitive advantages, dominant market positions in stable growing industries, low sensitivity to the economic and market cycle, healthy balance sheets and low capital intensity, and sustainable cash generation and effective capital allocation.

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Target Fund	Acquiring ETF

circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of    non-U.S. companies. If conditions are not favorable, the Fund will invest at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S. The Fund may invest in companies located in both developed and emerging market countries. The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies. Although the Fund may invest in securities of companies with any market capitalization, the Fund generally invests in medium and large capitalization companies. The securities of companies held by the Fund may exhibit characteristics of either value stocks or growth stocks during the time they are held by the Fund. The Fund typically invests in securities of approximately 25-40 companies. In selecting investments for the Fund, the sub-advisor uses a fundamental research process to seek to identify companies that have key characteristics focusing on return on capital, growth, cash flow and valuation relative to other international stocks.      The sub-advisor will consider whether to sell an investment using the same fundamental research process it uses to identify potential purchases. The sub-advisor may sell a security for a variety of reasons such as because it becomes overvalued or shows deteriorating fundamentals, or to invest in a company believed by the sub-advisor to offer superior investment opportunities.      The sub-advisor’s investment process incorporates environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks. Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher. The Fund may have significant exposure to issuers located in, or with economic ties to, Europe and the Pacific Basin (which includes, among others, Japan, Australia, Taiwan and Hong Kong). However, as the geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to Europe and/or the Pacific Basin may decline, and the Fund’s exposure to other geographic areas may increase.      The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers. The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of  non-U.S. companies. If conditions are not favorable, the Fund will invest at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S. The Fund may invest in companies located in both developed and emerging market countries.

The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies. Although the Fund may invest in securities of companies with any market capitalization, the Fund generally invests in medium and large capitalization companies. The securities of companies held by the Fund may exhibit characteristics of either value stocks or growth stocks during the time they are held by the Fund. The Fund typically invests in securities of approximately 25-40 companies.

In selecting investments for the Fund, the sub-advisor uses a fundamental research process to seek to identify companies that have key characteristics focusing on return on capital, growth, cash flow and valuation relative to other international stocks.

The sub-advisor will consider whether to sell an investment using the same fundamental research process it uses to identify potential purchases. The sub-advisor may sell a security for a variety of reasons such as because it becomes overvalued or shows deteriorating fundamentals, or to invest in a company believed by the sub-advisor to offer superior investment opportunities.

The sub-advisor’s investment process incorporates environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The Fund may have significant exposure to issuers located in, or with economic ties to, Europe and the Pacific Basin (which includes, among others, Japan, Australia, Taiwan and Hong Kong). However, as the geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to Europe and/or the Pacific Basin may decline, and the Fund’s exposure to other geographic areas may increase.

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers.

The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee.

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Principal Investment Risks

Both Funds will operate using substantially similar principal investment strategies and are subject to similar principal investment risks as shown in the second table below, except that the Target Fund has a principal investment strategy to seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions, while the Acquiring  ETF does not. As a result, the Target Fund has Securities Lending Risk, while the Acquiring ETF does not. However, the Target Fund has not engaged in securities lending. In addition, the Target Fund has principal risks involving market timing and redemption which are lessened by the structure granted by the Acquiring ETF. Shareholder transactions, including redemptions will take place in the secondary market among broker-dealers. Thus, the Acquiring ETF will not be trading its portfolio and incurring the associated costs. Also, there are some risk factors for the Acquiring  ETF related to it being an ETF  that do not apply to the Target Fund as a traditional mutual fund. The risks that relate to the Acquiring ETF’s status as an ETF are shown in the first table below.

Principal Investment Risks of an ETF	Target Fund

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the Fund’s shares and are authorized to transact in Creation Units (described below) with the Fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes.

No Comparable Risk

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

No Comparable Risk

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

No Comparable Risk

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Trading in Fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

No Comparable Risk

The following table shows the principal investment risks of investing in the Acquiring ETF which  are substantially similar to the Target Fund. The principal investment risks of the Acquiring ETF are not expected to change once the Conversion occurs.

Principal Investment Risks

There is no assurance that the Fund will achieve its investment objective, and you could lose part or all of your investment in the Fund.  The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Currency Risk
A Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, a Fund’s exposure to foreign currencies may reduce the returns of a Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect a Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in  the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary

24

Principal Investment Risks

information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Fund to conduct operations or of shareholders to transact the Fund’s shares.

The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms,  or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede the sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. These matters have the potential to impact the Fund’s investment objective and performance.

Environmental, Social, and/or Governance Investing Risk
The use of environmental, social and/or governance (“ESG”) considerations by the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The use of ESG investment considerations may also affect the Fund’s exposure to certain investments, sectors or industries, which may impact the Fund’s relative investment performance depending on the performance of those issuers, sectors or industries. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the sub-advisor has established its own ESG integration process in accordance with the Fund’s investment strategies, successful integration of ESG factors will depend on the sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks. Because there are few generally accepted standards to use in such considerations, the information may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact the Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.

Equity Investments Risk
Equity securities represent ownership interests in companies and  are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

•	Common Stock Risk. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

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Principal Investment Risks
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Depositary Receipts Risk. The Fund may invest in securities issued by foreign companies through ADRs and GDRs. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement. There may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

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U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Foreign stocks traded on U.S. exchanges transact and settle in U.S. dollars, but performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company. To the extent the  Fund invests in  U.S. dollar-denominated foreign stocks traded on U.S. exchanges, delisting of these stocks could impact the  Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the  Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5)greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. and investors may encounter difficulties in enforcing contractual obligations. Additionally, in certain markets, a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. A Fund’s investment in a foreign issuer may subject a Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs.

There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by  non-U.S. issuers held by a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”)could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, a Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and a Fund could incur significant losses.

Franchise Investing Risk
Franchise companies may be adversely affected by, among other factors, changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions both individually and across an industry. The  Fund’s investments in franchise companies also are subject to legal and  reputational risks as well as the risks associated with being a market leader, which can be disrupted by innovation. As a result of its investments in franchise companies, the Fund may be negatively impacted to a greater extent than if the Fund’s assets were invested more broadly in a number of types of companies.

Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, market, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. A decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

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Principal Investment Risks
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European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, the monetary exchange rates between European countries, and conflict between European countries. The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; and war and military conflict, such as the Russian invasion of Ukraine. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to European countries. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries.    Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. The Fund makes investments in securities of issuers that are domiciled in member states of the European Union (the “EU”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. One or more countries may abandon the Euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. The United Kingdom’s withdrawal from the EU could be an indication that one or more other countries may withdraw from the EU and/or abandon the Euro. These events and actions have affected, and may in the future affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-EU member states.    The continuing effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the    U.S., EU, UK and others, are impossible to predict, but have been and could continue to be significant. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs. Also, both wholesale energy prices and energy prices charged to consumers in Europe have increased significantly.

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Pacific Basin Securities Risk. The Pacific Basin region includes countries in various stages of economic development. Many Pacific Basin countries are considered undeveloped or developing and may be subject to greater social, political and economic instability than is the case in the U.S. and Western European countries. In addition, the region has historically been prone to natural disasters, the occurrence of which could negatively impact the economy of any country in the region. The economies of most countries in this region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. These economies may depend upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices. The securities markets in the Pacific Basin may be substantially smaller, less liquid and more volatile than the major securities markets in the U.S., which may affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes. Changes in the value of those countries’ currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies.

Growth Companies Risk
Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may lack the dividend yield that can cushion stock price declines in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Investment Risk
An investment in the  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The  Fund should not be relied upon as a complete investment program. The market price of the  Fund fluctuates, which means that when you sell your shares of the  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the  Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last 10-15

27

Principal Investment Risks

years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Changes in value may be temporary or may last for extended periods.    Policy changes by the U.S. government and/or Federal Reserve and economic and political changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the    U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.    Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.    The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.    Some countries, including the    U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the    U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.    Although interest rates were unusually low in the    U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as Federal Reserve policy changes, could have an effect on this. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.    High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.    Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.        Regulators in the    U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Due to the scope of regulations being adopted, certain of these changes to regulations could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.    Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.    Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Mid-Capitalization Companies Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Non-Diversification Risk
The Fund is non-diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities

28

Principal Investment Risks

of a greater number of issuers.      Because the Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other funds.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the    counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Sector Risk
Sector risk is the risk associated with a Fund holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase and a Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when a Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if a Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory events. A Fund’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect performance. As a Fund’s portfolio changes over time, a Fund’s exposure to a particular sector may become higher or lower.

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Information Technology Sector Risk. The Information Technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information Technology companies may have limited product lines, markets, financial resources or personnel. The products of Information Technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of Information Technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Securities Selection Risk
Securities selected for a Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole, and a Fund’s strategy may fail to produce the intended results. This could result in a Fund’s underperformance compared to other funds with similar investment objectives.

Small Fund Risk
Like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the affected period. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be more volatile than that of a larger fund. The Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading efficiencies. Shareholders of the Fund may incur higher expenses if the Fund fails to attract sufficient assets to realize economies of scale. Investors in the Fund bear the risk that, without sufficient assets, the Fund may not be successful in implementing its investment strategies or may not employ a successful investment strategies. If the Fund does not attract sufficient assets, the Fund may not be viable, and any resulting liquidation could create elevated and negative transaction costs for the Fund and adverse federal income tax consequences for investors, as well as causing shareholders to incur expenses of liquidation.

Valuation Risk
This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the  valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the  Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the  Fund determines its NAV.

Value Stocks Risk
Investments in value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time and they may not ever realize their intrinsic or full value. While the Fund’s investments in value stocks seek to limit potential downside price risk over time,

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Principal Investment Risks

value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s performance also may be affected adversely if value stocks become unpopular with, or lose favor among, investors. The Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fundamental Investment Policies

The Acquiring  ETF has the same fundamental investment policies as the Target Fund. The table below includes the Target Fund’s and Acquiring ETF’s fundamental investment policies. A Fund’s fundamental investment policies and restrictions may be changed with respect to a Fund only by the majority vote of a Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the Investment Company Act and as used herein means, with respect to a Fund, the lesser of (a) 67% of the shares of a Fund present at the meeting if the holders of more than 50% of the outstanding shares of a Fund are present or represented at the shareholders’ meeting, or (b) more than 50% of the shares of a Fund.

Except for the fundamental investment limitations identified below, each Fund’s investment policies and limitations described in this Combined Proxy Statement/Prospectus are not fundamental and may be changed without shareholder approval.

Target Fund and Acquiring ETF

1. Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

2. Each Fund may borrow money or issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Each Fund may make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Each Fund may purchase or sell commodities or real estate, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Each Fund may underwrite securities issued by other persons, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Performance History

For the Conversion, the Acquiring  ETF will be the surviving legal entity, and the Acquiring ETF will adopt the accounting history of the R5 Class of the Target Fund. As of the date of this Combined Proxy Statement/Prospectus, the Acquiring ETF has not commenced operations and, therefore, does not have calendar year performance information. As a result, the Acquiring ETF will assume the performance history of the R5 Class of the Target Fund when the Conversion closes.

The following performance information indicates some of the risks of investing in the Target Fund through the time periods shown. Because the Acquiring  ETF will assume the performance history of the R5 Class of the Target Fund in the Conversion, the following performance information also indicates some of the risks of investing in the Acquiring ETF.
The bar chart and table below provide an indication of risk by showing changes in the Target Fund’s performance over time. The bar chart shows how the Target Fund’s performance has varied from year to year, as represented by the performance of the Target Fund’s R5 Class. The table shows how the Target Fund’s average annual total returns compare to a broad-based securities market index, for the periods indicated. The index is described in “Descriptions of Indices” in Appendix D.

The Target Fund acquired the Ninety One International Franchise Fund, a series of The Advisors’ Inner Circle Fund III (“Prior Predecessor Fund”), in a reorganization that closed on November 15, 2024. In the bar chart and table below, the performance of the Target Fund’s R5 Class shares for periods prior to November 18, 2024 reflects the returns of the I Shares of the Prior Predecessor Fund.

The Prior Predecessor Fund and the Target Fund each had a higher management fee than the Acquiring ETF. The Target Fund’s performance prior to such Conversion may have been different if the Acquiring  ETF’s management fee had been in effect.

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While the Acquiring  ETF would have substantially similar annual returns to the Prior Predecessor Fund and Target Fund’s R5 Class shares, its performance may differ from that shown because the Acquiring  ETF has lower expenses than the Prior Predecessor Fund and Target Fund. Performance has not been adjusted to reflect the Acquiring  ETF’s lower expenses which are lower than those of the Target Fund’s R5 Class shares. Returns of the Prior Predecessor Fund and Target Fund would have been lower if there had not been reimbursement of certain expenses and/or a waiver of a portion of the fees during certain periods shown by the manager to the Prior Predecessor Fund and Target  Fund.

You may obtain updated performance information on the Target Fund’s website at  www.americanbeaconfunds.com. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Calendar year total returns. Year Ended 12/31
Highest Quarterly Return: 13.12% 4th Quarter 2022 01/01/2022 through 12/31/2024 Lowest Quarterly Return: -11.17% 2nd Quarter 2022 01/01/2022 through 12/31/2024

The calendar year-to-date total return as of June 30, 2025 was 14.52%

Average annual total returns for periods ended December 31, 2024

	Inception Date	1 Year	Since Inception
R5 Class	8/31/2021
Returns Before Taxes		9.53%	1.99%
Returns After Taxes on Distributions		9.45%	1.92%
Returns After Taxes on Distributions and Sales of Fund Shares		5.84%	1.59%

	1 Year	Since Inception (8/31/2021)
Index (Reflects no deduction for fees, expenses or taxes, other than withholding taxes, as noted)
MSCI® ACWI ex-USA Index (USD)*	5.53%	0.30%
*	Reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an  individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation.

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FUND MANAGEMENT

Manager

American Beacon Advisors, Inc. serves as the investment adviser and administrator of the Target Fund and Acquiring  ETF. For more information about management of the Acquiring ETF, see Appendix D.

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager, on behalf of each of the Target Fund and Acquiring  ETF, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a CPO under the Commodity Exchange Act, and the Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Target Fund and Acquiring ETF.

For the Target Fund, its management agreement with the Manager (the “Management Agreement”) provides for the Target Fund to pay the Manager an annualized management fee based on a percentage of the Target Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

For the Acquiring ETF, its Management Agreement provides for the Acquiring ETF to pay the Manager an annualized management fee of 0.69% of average daily net assets. Under the Acquiring ETF’s Management Agreement with the Manager, the Manager has agreed to pay all expenses of the Acquiring ETF, except for the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”), brokerage commissions and issue and transfer taxes relating to securities and commodity interest positions purchased or sold by the Acquiring ETF or any losses incurred in connection therewith; distribution and service fees pursuant to a Rule 12b-1 plan (if any); acquired fund fees and expenses; securities lending fees; interest expense; expenses associated with securities sold short; fees and taxes (including any income or franchise taxes) and governmental fees; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Acquiring Trust or the Acquiring ETF for violation of any law; all costs associated with proxies and shareholder meetings (except for such proxies related to (i) changes to the management agreement, (ii) the election of any Board member who is an “interested person” of the Acquiring Trust as defined under Section 2(a)(19) of the 1940 Act, and/or (iii) other matters that directly benefit the Manager); and any extraordinary expenses (including fees and disbursements of counsel) incurred by the Acquiring ETF or the Acquiring Trust, on behalf of the Acquiring ETF.

As compensation for services provided by the Manager in connection with securities lending activities conducted by each of the Target Fund and Acquiring  ETF, the lending fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits a fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Combined Proxy Statement/Prospectus, the Acquiring  ETF does not intend to engage in securities lending activities.

A discussion of the Board’s consideration and approval of the Management Agreement among the Trust, on behalf of the Acquiring  ETF, and the Manager, will be available in the Acquiring ETF’s Semi-Annual Shareholder Reports and Financial Statements and Additional Information as filed in Form  N-CSRS for the fiscal period ending February 28, 2026, which will be on file with the SEC on the EDGAR system (1940 Act File No. 811-09603).

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Contractual Expense Limitations

For the Target Fund, the Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes of the Target Fund to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through the expiration date shown below:

Expiration Date	Y Class	R6 Class	R5 Class
November 30, 2027	0.92%	0.82%	0.85%

The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Target Fund’s Board. The Manager will itself waive fees and/or reimburse expenses of the Target Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Target Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

The Acquiring  ETF does not have a contractual expense cap since it operates under a unitary fee structure.

Sub-Advisor

Ninety One North America, Inc.  (“Ninety One NA”) is located at 65 East 55th Street, 30th Floor, New York, NY 10022. Ninety One NA is registered with the SEC as an investment adviser under the Advisers Act. Ninety One NA is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect wholly-owned subsidiary of Ninety One  Plc, a company listed on the London Stock Exchange, with a secondary listing on the Johannesburg Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect wholly-owned subsidiary of Ninety One Plc. The firm managed approximately $191.5 billion in assets as of June 30, 2025.

For the Target Fund, its sub-advisory agreement (the “Subadvisory Agreement”) among the Target Trust, on behalf of the Target Fund, the Manager and the sub-advisor provides for the Target Fund to pay the sub-advisor an annualized investment advisory fee equal to 0.40% of the average daily net assets of the Target Fund.

For the Acquiring  ETF, its Subadvisory Agreement between the Manager and the sub-advisor provides for the Manager to pay the sub-advisor an annualized investment advisory fee equal to the average daily net assets of the Acquiring ETF based on the following fee schedule:

Acquiring ETF
First $500 million	0.330%
$500 million - $1 billion	0.390%
$1 billion - $2 billion	0.365%
$2 billion - $3 billion	0.350%
Over $3 billion	0.325%

Ninety One Pty and Ninety One UK are considered participating affiliates of Ninety One NA pursuant to applicable regulatory guidance and the portfolio managers employed by those entities are considered to be “supervised persons” of Ninety One NA, as the term is defined in the Advisers Act.

A discussion of the Board’s consideration and approval of the  Subadvisory Agreement will be available in the Acquiring ETF’s Semi-Annual Financial Statements as filed in Form N-CSRS for the fiscal period ending February 28, 2026, which will be on file with the SEC on the EDGAR system (1940 Act File No. 811-09603).

Portfolio Managers

The Acquiring  ETF will continue to be managed by the same portfolio managers as the Target Fund. The Target Fund and the Acquiring ETF are managed by the following portfolio managers, who are primarily responsible for the day-to-day management of each Fund’s portfolio.

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Target Fund and Acquiring ETF
Elias Erickson (Portfolio Manager at Ninety One NA)
Clyde Rossouw (Head of Quality at Ninety One Pty)
Abrie Pretorius (Portfolio Manager at Ninety One NA)

The Statement of Additional Information provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Target Fund and their compensation.

Other Service Providers

The Acquiring  ETF will use the same other service providers as currently used by the Target Fund, except as noted below:

Role	Service Provider
Administrator	American Beacon Advisors, Inc., 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039
Fund Accounting Agent	State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114
Transfer Agent	Target Fund: SS&C GIDS, Inc., 330 West 9th Street, Kansas City, Missouri 64105 Acquiring ETF: State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114
Custodian	State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114
Distributor

Target Fund:    Resolute Investment Distributors, Inc., 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039

Acquiring  ETF: Foreside Financial Services, LLC, 190 Middle Street Suite 301, Portland, Maine 04101

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210

More information about the Acquiring ETF’s administrator, fund accountant, transfer agent, and custodian can be found in the Statement of Additional Information.

Purchase, Redemption/Sale and Pricing of Fund Shares

The procedures for purchase and redemption of shares of the Target Fund and the Acquiring  ETF are not the same. Additional information about purchase, redemption and pricing can be found in the prospectus for the Target Fund and in Appendix D for the Acquiring ETF.

Rule 12b-1 Plan (or Plan)

The Target Fund has not adopted a plan pursuant to Rule 12b-1 under the 1940 Act.

The Acquiring  ETF has adopted a plan pursuant to Rule 12b-1, which allows the Acquiring ETF to pay distribution and other fees for the sale of Acquiring ETF shares and for other services provided to shareholders. The Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Subadvisory Agreement, to be used for the sale and distribution of Acquiring ETF shares. The Plan provides that the shares of the Acquiring ETF may pay up to 0.25% per annum of the average daily net assets attributable to the shares, to the Manager (or another entity approved by the Board). Because these fees would be paid out of the Acquiring ETF’s assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. There is no present intention of Fund shares paying, accruing, or incurring any Rule 12b-1 fees and Acquiring ETF shares will not pay, accrue or incur any Rule 12b-1 fees until such time as approved by the Fund’s Board of Trustees.

Purchases and Redemptions/Sales of Fund Shares

Target Fund. The Target Fund is a mutual fund, and investors may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Investors may purchase or redeem shares of the Target Fund on any day the New York Stock Exchange (“NYSE”) is open, at its  NAV  per share next calculated after your order is received in proper form. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Target Fund.

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To purchase, exchange or sell shares of the Target Fund, investors must submit orders to the Target Fund by the applicable cut-off time to receive the  NAV per share calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day.

Investors who wish to purchase, exchange or sell the Target Fund shares through third-party financial intermediaries should contact the financial intermediaries regarding the hours during which orders to purchase, exchange or sell shares of the Target Fund may be placed.

Acquiring ETF. The Acquiring ETF is an exchange-traded fund. ETF shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Acquiring ETF. Shares of the Acquiring ETF are listed for trading on NYSE Arca. Shares may be purchased and redeemed from the Acquiring ETF only in Creation Units of 25,000 shares, or multiples thereof, at NAV per share. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Acquiring ETF on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. There is no minimum investment for purchases made on the listing exchange. Individual shareholders do not pay a redemption fee to the Acquiring Trust when selling shares on the exchange. These transactions do not involve the Acquiring ETF. The price of an individual share is based on market prices, which may be different from its NAV per share. As a result, the Acquiring ETF’s shares may trade at a price greater than the NAV per share (at a premium) or less than the  NAV per share (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring  ETF (“bid”) and the lowest price a seller is willing to accept for shares of the Acquiring ETF (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Acquiring ETF through a broker-dealer.

Pricing

The procedures for calculating the  NAV per share are the same for both the Target Fund and the Acquiring ETF.

Net Asset Value. For both the Target Fund and the Acquiring  ETF, the NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from the Fund’s market price. Investors that purchase and sell the Acquiring ETF in the secondary market will transact at market prices, which may be lower or higher than the NAV per share.

The  NAV per share of each the Target Fund and Acquiring ETF’s shares is determined based on a pro rata allocation of each Fund’s investment income, expenses and total capital gains and losses. The Target Fund and Acquiring ETF’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, each Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Target Fund nor the Acquiring ETF do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Target Fund and Acquiring ETF are not open for business, which may result in the value of the Target Fund or Acquiring ETF’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Fair Value Pricing. Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which it invests. In addition, the  Fund may invest in illiquid securities requiring these procedures.

Securities for the Target  Fund  are often fair valued as a result of significant events occurring after the close of the foreign markets in which the Fund invest.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures.

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Frequent Trading/Market Timing

The Target Fund and the Acquiring  ETF have different approaches to frequent trading and market timing.

Target Fund. Frequent trading by Target Fund shareholders poses risks to other shareholders in the Target Fund, including: (i) the dilution of the Target Fund’s NAV per share, (ii) an increase in the Target Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Target Fund shares in an attempt to profit from day-to-day fluctuations in the Target Fund’s NAV per share is known as market timing. The Target Fund is particularly at risk for market timing activity.

The Target Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip’’ in the Target Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Target Fund followed by a redemption or exchange out of the Target Fund or (ii) a redemption or exchange out of the Target Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Advisor, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Target Fund. In general, the Target Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Target Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Target Fund or dilute the value of the Target Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

Acquiring  ETF. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Acquiring ETF’s shares because the   Acquiring ETF sells and redeems its shares at NAV per share only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Acquiring ETF and Authorized Participants is critical to ensuring that the Acquiring ETF’s shares trade at or close to NAV per share. Further, the vast majority of trading in Acquiring ETF shares occurs on the secondary market, which does not involve the Acquiring ETF directly and therefore does not cause the Acquiring ETF to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Acquiring ETF imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Acquiring ETF in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. The   Acquiring ETF reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Dividends, Distributions and Taxes

Target Fund. The Target Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”), distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table under “Taxes”). The Target Fund does not have a fixed dividend rate nor do they guarantee that they will pay any distributions in any particular period. Distributions paid by the Target Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares.

Distributions of Target Fund income are generally taxable to an investor regardless of the manner in which they are received or reinvested.

If an investor invests directly with the Target Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Target Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Target Fund and will not be paid by check.

If an investor elects to receive a distribution by check and the  U.S. Postal Service cannot deliver the check, or if the check remains uncashed for at least six months, the Target Fund reserves the right to reinvest the amount of the check, and to reinvest all subsequent distributions, in shares of the distributing class of the Target Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

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Acquiring  ETF. The Acquiring ETF distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on an annual basis and distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) on an annual basis (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions.

The Acquiring  ETF does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Any dividends are paid annually, and capital gains distributions and other distributions are paid annually.

No dividend reinvestment service is provided by the Acquiring  ETF. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Acquiring ETF shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Acquiring ETF purchased in the secondary market.

Distributions of Acquiring  ETF income are generally taxable to you regardless of the manner in which received or reinvested.

Federal Income Taxes

The following tax information is based on  U.S. federal tax laws and regulations in effect on the date of this Combined Proxy Statement/Prospectus and, except as otherwise noted, applies to each of the Target Fund and the Acquiring ETF. These laws and regulations are subject to change, possibly with retroactive effect. Shareholders should consult a tax professional for the federal tax consequences of investing in the Funds as well as for information on foreign, state and local taxes which may apply. Additional tax information appears in each Fund’s Statement of Additional Information.

The Target Fund and Acquiring  ETF intend to qualify as regulated investment companies for federal income tax purposes and, as such, they will not be subject to federal income tax on their taxable income and gains that they distribute to their shareholders. Under ordinary circumstances, the Funds intend to distribute their income and gains in such a way that they will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that a Fund will not be subject to the excise tax.

Each Fund generally intends to distribute substantially all of its net investment income and net realized capital gains annually, typically in December. Target Fund distributions will be reinvested in shares of the Target Fund unless you elect to receive cash. Brokers may make available to their customers who own Acquiring  ETF shares the DTC book-entry dividend reinvestment service. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. Each Fund expects that, as a result of its investment objectives and strategies, its distributions of capital gains will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year a Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, unless they incur debt to finance the acquisition of Fund shares.

Redemptions of shares of the Target Fund and sales of the Acquiring ETF shares are taxable events on which you may realize a gain or loss.

U.S. individuals, trusts, and estates with income above certain thresholds are subject to the Medicare contribution tax at a rate of 3.8% on their net investment income, which includes interest, dividends and capital gains.

Federal law requires the Target Fund (or its administrative agent) and brokers, with respect to the Acquiring  ETF, to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012 and redeemed on or after that date. The Target Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Target Fund will use average cost as the default cost basis method. Brokers may permit similar elections with respect to Acquiring ETF shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

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The Target Fund and brokers, with respect to the Acquiring  ETF, require you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Target Fund and brokers, with respect to the Acquiring ETF, to withhold 24% of any distribution and redemption proceeds. The Target Fund reserves the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

Foreign Taxes

The Funds may be subject to foreign withholding taxes with respect to income from foreign securities. The Funds do not expect to be able to “pass through” those taxes to the shareholders but will deduct such amounts in determining how much the Funds are required to distribute to their shareholders.

U.S. Taxation of Foreign Shareholders

Nonresident aliens, foreign corporations and other  non-U.S. investors in the Funds will be subject to a 30% withholding tax on dividend distributions (other than capital gain dividends and dividends, if any, designated as interest-related dividends or short-term capital gain dividends, unless the shareholder is entitled to a lower rate pursuant to an applicable tax treaty). A foreign shareholder must provide an applicable Form W-8 certifying its foreign status and the applicability of any treaty. Foreign investors are generally not subject to U.S. income tax or distributions of capital gains and capital gains recognized on the sale, exchange, or redemption of shares unless they are present in the U.S. for 183 days or more in a taxable year, or such gains are effectively connected with a U.S. trade or business. Under the Foreign Account Tax Compliance Act (“FATCA”), the Target Fund and brokers, with respect to the Acquiring ETF, are required to withhold tax at the rate of 30% on payments to foreign entities that do not comply with information reporting requirements under FATCA.
All foreign investors should consult their tax advisors about the tax consequences of investing in a Fund.

FINANCIAL HIGHLIGHTS

The financial highlights for the Target Fund’s predecessor fund are included in Appendix B have been derived from financial statements audited by  Ernst & Young LLP.

The financial highlights of the Target Fund are also contained in: the Form  N-CSR of the Target Fund’s predecessor fund for the fiscal year ended October 31, 2024, which have been audited by Ernst & Young LLP, the registered independent public accounting firm for the Target Fund’s predecessor fund and the Form N-CSRS of the Target Fund for the fiscal period ended February 28, 2025, which are unaudited. The Annual Shareholder Report and Semi-Annual Shareholder Report, each of which has previously been sent to shareholders, is available on request and without charge by writing to American Beacon Advisors, Inc., 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039 or by calling 1-800-658-5811, Option 1. The financial statements and notes thereto are incorporated by reference into this Combined Proxy Statement/Prospectus.

As of the date of this Combined Proxy Statement/Prospectus, the Acquiring  ETF has not commenced operations and has no financial highlights. The Acquiring ETF will assume the financial history, including the financial highlights, of the Target Fund at the closing of the Conversion.

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ADDITIONAL INFORMATION RELATING TO THE CONVERSION

Description of the Conversion

This is a summary of the material terms of the Conversion transaction, as set forth in the form of Reorganization Agreement found in Appendix A. If the Conversion is approved, the Target Fund and the Acquiring  ETF will enter into the Reorganization Agreement.

If approved, the Conversion will be effectuated by reorganizing the Target Fund into the Acquiring ETF, which we expect to take place as follows:

•	The Closing Date for the Conversion will be a fixed date, currently estimated to be on or about January 9, 2026. This is the last day that the Target Fund will be a mutual fund.

•	The Target Fund’s NAV will be calculated on the Closing Date in accordance with its prospectus and Statement of Additional Information.

•	After this, substantially all of the assets and liabilities of the Target Fund will be transferred to the Acquiring ETF. In return, the Acquiring ETF will deliver to the Target Fund shares of the Acquiring ETF and assume all liabilities of the Target Fund.

•	The shares of the Acquiring ETF issued to the Target Fund (together with cash in lieu of any fraction of a share) will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the Closing Date, which is expected to be on or about January 9, 2026.

•	Shareholders holding any fraction of a share of the Target Fund will be issued a check representing the redemption of their fraction of a share.

•	After the Target Fund receives the shares of the Acquiring ETF, the Target Fund will distribute those Acquiring ETF shares (and cash in lieu of any fraction of a share) to its shareholders.

•	The Acquiring ETF shares will be distributed to former Target Fund shareholders as follows: the Acquiring ETF will open new accounts on its books in book entry form registered in a “street name” brokerage account held for the benefit of such former Target Fund shareholders, and transfer to those accounts the shares of the Acquiring ETF that corresponds to each shareholder’s interest. The Acquiring ETF will not issue certificates in connection with the Conversion except as required by a securities depository in connection with the establishment of book-entry ownership of Acquiring ETF shares.

•	These newly opened accounts on the books of the Acquiring ETF will represent the respective pro rata number of shares of the Acquiring ETF that the Target Fund is to receive under the terms of the Reorganization Agreement as adjusted for redemptions of any fraction of a share. See “Terms of the Conversion” below.

•	The Target Fund will be terminated as a series of the American Beacon Funds.

•	The Acquiring ETF will open for trading on the exchange on January 12, 2026.

Each of the Target Trust and the Acquiring Trust is a Massachusetts business trust. As such, each Trust’s operations are governed by each Trust’s Declaration of Trust and By-laws and applicable Massachusetts law. The operations of each Trust are also subject to the provisions of the 1940 Act, and the rules and regulations thereunder. The rights of shareholders of the Acquiring Trust are substantially similar to the rights of shareholders of the Target Trust. However, the two Trusts are governed by different organizational documents. Among other differences, the Declaration of Trust of the Acquiring Trust contains provisions particular to  ETF redemptions. A summary of the similarities and differences between the Trusts’ respective organizational documents is provided below in the section entitled “Shareholder Rights and Description of Securities to Be Issued.”

Accordingly, as a result of the Conversion, a Target Fund shareholder will own shares of the Acquiring  ETF (and cash in lieu of any fraction of a share) with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Conversion.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring  ETF in the Conversion.

The Reorganization Agreement contains customary representations, warranties, and conditions. The Reorganization Agreement may be terminated with respect to the Conversion if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. Reorganization Agreement may be terminated or amended by the mutual consent of the parties.

Capitalization

The following table sets forth, as of August 31, 2025, (a) the unaudited capitalization of the Target Fund’s R5 Class, R6 Class and  Y Class shares; and (b) the unaudited pro forma combined capitalization of the Acquiring ETF assuming the proposed Conversion has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Target Fund share purchase,

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redemption and market activity. Accordingly, the following should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date. Pro forma numbers are estimated in good faith and hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of any fraction of a share of the Acquiring ETF. At the closing of the Conversion, shareholders of the Target Fund will receive the Acquiring ETF shares (and cash in lieu of any fraction of a share) based on the aggregate NAV of the shares of the Target Fund on the Closing Date.

The information in the capitalization table below is for informational purposes only. There is no assurance that the Conversion will be consummated.

	Target Fund
	Class(2)			Acquiring ETF(1)	Pro Forma - Acquiring ETF after Conversion (estimated)
	Y	R6	R5
Net assets	$3,131,067	$1,133	$5,315,357	N/A	$8,446,424(3),(4),(6)
Total shares outstanding	268,335	97	455,379	N/A	723,714(3),(5),(6)
Net asset value per share^	$11.67	$11.68	$11.67	N/A	$11.67
(1) The Acquiring ETF is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(2) Holders of R5 Class of the Target Fund will each receive shares of the Acquiring ETF upon closing of the Conversion. The Acquiring ETF does not offer multiple share classes.
(3) No adjustments have been made with respect to the cost of the Conversion because the Sub-Advisor is paying for the costs of the Conversion, whether or not the Conversion is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by the Sub-Advisor. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
(4) Since shares of the Acquiring ETF are not issued in any fraction of a share and, as a result, cash will be paid to shareholders in connection with the Conversion in lieu of any fraction of a share, the NAV per share of the Acquiring ETF upon consummation of the Conversion may be less than that of the Target Fund.
(5) Figure represents the number of shares that would be issued by the Acquiring ETF. The starting NAV per share of the Acquiring ETF will be the ending NAV per share of the Target Fund prior to the Conversion.
(6) Reflects the closure of R6 Class on closing date.
^ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Portfolio Turnover

Each of the Target Fund and the Acquiring  ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance.  No portfolio turnover rate is shown for the Acquiring ETF because it is not yet operational.  The Manager expects the portfolio turnover rate for the Acquiring ETF to be comparable to the rate for the Target Fund. The portfolio turnover rate for the Target Fund’s predecessor fund for its fiscal year ended October 31, 2024 was 8% of the average value of its portfolio.

Federal Income Taxes

Note: we will use the term “reorganization” here when we talk about the tax treatment of the Conversion.

The combination of the Target Fund and the Acquiring  ETF in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition of the closing of the Reorganization, the Target Trust will receive a legal opinion from K&L Gates LLP to the effect that the Reorganization will be a tax-free reorganization. Accordingly, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization (except with respect to cash received in lieu of any fraction of a share or shares not held in a brokerage account at the time of the Reorganization). The distribution of money market fund shares to IRAs that will result in the recognition of gain or loss but should not result in any tax payable by such IRAs or their account owners due to their tax-exempt status, provided that the IRAs are not terminated at that time. For the Target Fund shareholders, the tax basis of the Acquiring ETF shares received should be the same as the basis of the Target Fund shares exchanged and the holding period of the Acquiring ETF shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. Nevertheless, should the Target Fund engage in the sale of securities prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, this could result in a taxable capital gains distribution prior to the Closing Date of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in those assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss  carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the

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Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in those assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss  carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends.

As of the end of its taxable year ending October 31, 2024, the Target Fund’s predecessor fund had $42,753 in long term capital loss  carryforwards and $41,766 in short term capital loss carryforwards. Following the reorganization, the Acquiring ETF will be able to utilize such capital loss carryforwards (to the extent not utilized by the Target Fund to offset capital gains recognized during its current taxable year).

Prior to the Closing Date of the Reorganization and to the extent deemed necessary by management, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Portfolio Repositioning

The Target Fund and the Acquiring  ETF use substantially similar investment strategies. No changes in the Target Fund’s portfolio are required to “align” the portfolio with the Acquiring ETF because the Acquiring ETF uses the same investment program as the Target Fund.  However, one security that is currently held by the Target Fund that cannot be transferred in-kind to the Acquiring ETF will need to be sold.

Because the Acquiring  ETF  may have a few securities that cannot be transferred in kind, it is possible that there may be a capital gain or loss associated with the reorganization. This means that the Target Fund may realize and recognize capital gains/losses in connection with the Reorganization. These capital gains/losses are added to other capital gains/losses the Target Fund has realized and recognized during the Target Fund’s taxable year.

Expenses of the Conversion

The costs of the Conversion will be borne by the Sub-Advisor, whether or not the Conversion is consummated. The costs associated with the Conversion will not affect the  NAV of the Target Fund.

Share Certificates

No certificates for shares of the Acquiring  ETF will be issued in connection with the Conversion.

OTHER INFORMATION

Shareholder Information

As of September 30, 2025, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund, except as follows:

Class	Name and Address	Percentage of Shares Held
Y Class	[ ]	[ ]%
R6 Class	[ ]	[ ]%
R5 Class	[ ]	[ ]%

As of September 30, 2025, the following shareholders owned of record or beneficially more than 25% of the outstanding shares of the Target Fund as set forth below. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

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Name and Address	Percentage of Shares Held
[ ]	[ ]%

Shareholder Rights and Description of Securities to Be Issued

Each of the Target Trust and the Acquiring Trust is organized as a Massachusetts business trust. Each Trust’s operations are governed by its organizational documents and applicable Massachusetts law. The Target Trust operates in accordance with its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, as further amended from time to time. The Acquiring Trust operates in accordance with its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, as further amended from time to time. The operations of each Trust also are subject to the provisions of the 1940 Act and the rules and regulations thereunder. The Target Trust’s Amended and Restated Declaration of Trust and the Acquiring Trust’s Amended and Restated Declaration of Trust are each referred to in this discussion as a “Declaration of Trust” and collectively as “Declarations of Trust.”

While the Trusts are governed by different organizational documents, including separate Declarations of Trust, the rights of shareholders of the Acquiring ETF are similar to the rights of shareholders of the Target Fund. Each Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its series and provides for indemnification to a shareholder from being held personally liable solely by reason of his or her being or having been a shareholder. Each Trust’s Declaration of Trust provides that the Board may establish series (that is, funds) in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, voting powers, and privileges of such series relative to any other series. Similarly, each Declaration of Trust provides that the Board may divide the shares of any series into separate classes of shares, which may differ as to certain rights and preferences.

Shareholder voting rights under each Declaration of Trust are similar. Each Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Massachusetts law, certain actions by the Trustees without seeking the consent of shareholders. Under each Declaration of Trust, shareholders of a series are entitled to one vote for each dollar of Net Asset Value (number of shares owned, multiplied by Net Asset Value per share), and each fractional dollar amount shall be entitled to a proportionate fractional vote. Voting rights are not cumulative with respect to the election of the Trustees of each Trust. Neither Trust is required to hold annual meetings of shareholders unless required by law. Each Declaration of Trust provides that any Trustee may be removed with or without cause at any meeting of shareholders by a vote of the holders of shares representing two-thirds of the Net Asset Value (in dollars) of the outstanding shares of the respective Trust. Such meetings shall be called by the Trustees upon the written request for such a meeting by holders of shares representing at least 10% of the Net Asset Value (in dollars) of the outstanding shares of the respective Trust entitled to vote. Each Declaration of Trust further provides for shareholder voting with respect to the election of Trustees, any investment advisory or  subadvisory contract to the extent required by law, amendments to the Declaration of Trust affecting shareholder voting rights, to the same extent as the shareholders of a Massachusetts business corporation as to whether or not certain actions should be brought or maintained derivatively or as a class action, and such additional matters relating to the Trust as may be required by applicable law, the governing documents, any registration and/or qualification of the Trust with the SEC or any state, or as the Trustees may consider desirable.

The primary differences between each Trust’s Declaration of Trust include differences particular to the functioning of an  ETF. For example, whereas the Target Trust permits shareholders to redeem individual shares, redemption rights under the Acquiring Trust are limited to the redemption of Creation Units, if so determined by the Trustees. This is because ETFs do not issue individual shares, but instead issue Creation Units. Otherwise, shareholder rights between the Target Trust and the Acquiring Trust are substantially similar.

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VOTING INFORMATION

Solicitations

The solicitation of proxies will be made primarily by distribution of the Notice and this Combined Proxy Statement/Prospectus, but also may be solicited by telephone, fax, personal interview, electronic mail, electronic communications or other communications by the proxy solicitor and/or employees of the Manager and its affiliates and the Target Trust, who will not receive any compensation from the Target Trust for such solicitation. The Manager has retained Computershare Communication Services to assist in the distribution of proxy material and the solicitation and tabulation of voting results at a cost that is estimated to be approximately $6,000. All expenses in connection with preparing this Combined Proxy Statement/Prospectus and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Sub-Advisor. Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Combined Proxy Statement/Prospectus, also will be borne by the Sub-Advisor.

Voting, Quorum Requirement and Adjournments

Shareholders of record on September 30, 2025 are entitled to be present and to vote at the Meeting. Shareholders of the Target Fund are entitled to one vote for each dollar of net asset value (number of shares owned, multiplied by net asset value per share) as to any matter on which the shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. As of the Record Date, there were issued and outstanding the following shares of the Target Fund: [ ] shares of R5 Class, with a dollar value of $[ ]; [ ] shares of R6 Class, with a dollar value of $[ ]; and [ ] shares of  Y Class, with a dollar value of $[].

With respect to the Conversion, holders of shares representing at least one-third of the net asset value (in dollars) of the Target Fund’s shares outstanding and entitled to vote on the Record Date, in person or represented by proxy, constitute a quorum. Such a quorum must be present for the transaction of business with respect to the Conversion. In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Conversion are not received, the Meeting chair may adjourn the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting by vote to permit further solicitation of proxies, without the necessity of further notice, unless a new record date for the adjourned meeting is set. In the absence of a quorum, such adjournment by vote requires the affirmative vote of a majority of the net asset value (in dollars) present in person or by proxy and entitled to be cast. If a quorum is present but sufficient votes to approve the Conversion are not received, such adjournment by vote requires the affirmative vote of a majority of the net asset value (in dollars) cast in person or by proxy. In either event, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” the Proposal in their discretion.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment or the Conversion. Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment and will effectively be a vote AGAINST the Conversion.

Broker-dealer firms holding Fund shares in “street name” for the benefit of their clients will request the instructions of such clients on how to vote their shares on the Conversion before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, for non-routine matters, including the approval of the Conversion, a broker-dealer may not authorize any proxy without instructions from the client. As there are no proposals on which broker-dealer firms may vote in their discretion on behalf of their clients pursuant to applicable New York Stock Exchange rules, the Target Trust does not expect to receive any broker non-votes.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address, unless the Target Trust has previously received contrary instructions from one or more of the shareholders. If you would like to obtain additional copies of this Combined Proxy Statement/Prospectus for each such shareholder, or a copy of the Target Fund’s most recent Annual or Semi-Annual Shareholder Reports, or financial statements and accompanying notes, free of charge, or would like to receive separate copies for each shareholder in the future, please write to the Trust at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, Attn: Terri L. McKinney, or call 1-800-967-9009, and such copies will be provided promptly. The Trust will begin sending individual copies

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of such documents within 30 days after receiving your notification. If you received a Combined Proxy Statement/Prospectus for each shareholder at your address and would like to receive a single copy of proxy statements, or the Target Fund’s Annual and Semi-Annual Shareholder Reports in the future, please contact the Manager as instructed above.

How Proxies Will Be Voted

Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. If your proxy card is properly executed and you give no voting instructions, your shares will be voted in favor of the Conversion.

The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Target Fund has received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such proposal. You may revoke your proxy card at any time prior to its exercise by giving a later-dated proxy card, by written notice revoking your initial proxy prior to the Meeting, or by attending and voting in person at the Meeting. Any letter of revocation or later-dated proxy card must be received by the Target Trust at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, Attn: Terri McKinney, prior to the Meeting. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked. If you hold your shares through a financial intermediary and plan to vote at the meeting, or would like to revoke your proxy, please contact your financial intermediary to do so.

Required Vote

Target Fund shareholders must approve of the Conversion. Approval of the Conversion will require the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Target Fund present at the Meeting if more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Fund.

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GENERAL INFORMATION

Ownership of Shares

 Information regarding ownership of shares is included above.

Other Matters to Come Before the Meeting

The Manager knows of no business to be presented to the Meeting other than the matters set forth in this Combined Proxy Statement/Prospectus, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Target Fund.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Target Fund at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, attn: Terri McKinney, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Target Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. In addition, the Trust is each required to convene a special shareholders’ meeting for the purpose of removing one or more Trustees upon written request for such a meeting by their respective shareholders representing at least ten percent of the net asset value (in dollars) of the outstanding shares entitled to vote.

Dated: October XX, 2025

45

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of ____________, 2025, by and among American Beacon Funds, a Massachusetts business trust (“Target Trust”), on behalf of its segregated portfolio of assets (“series”), American Beacon Ninety One International Franchise Fund (the “Target Fund”); American Beacon Select Funds, a Massachusetts business trust (“Acquiring Trust”), on behalf of its series, American Beacon Ninety One International Franchise  ETF (the “Acquiring ETF”); and, solely for purposes of Section 6, Ninety One North America, Inc., Target Trust’s and Acquiring Trust’s sub-adviser (the “Sub-Adviser”). (Each of Target Fund and Acquiring ETF is sometimes referred to herein as a “Fund,” and each of Target Trust and Acquiring Trust is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations described herein (collectively, “Obligations”) of and by each Fund – and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf – shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.

      The Investment Companies wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and each Investment Company intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Target Fund (1) transferring all of its assets to the Acquiring ETF (which is being established solely for the purpose of acquiring those assets and continuing the Target Fund’s business) in exchange solely for shares of beneficial interest (“shares”) in the Acquiring ETF (and cash in lieu of fractional shares) and the Acquiring  ETF’s assumption of all of the Target Fund’s Liabilities (defined below) (2) distributing those shares pro rata to the Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal income tax purposes), and (3) terminating the Target Fund (all the foregoing transactions involving the Target Fund and the Acquiring ETF being referred to herein collectively as the “Reorganization”), all on the terms and conditions set forth herein.

      With respect to the Reorganization, each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has duly authorized performance hereof on behalf of the Fund that is a series thereof (“its Fund”) by all necessary Board action.

      The Target Fund has issued and outstanding three classes of shares Y Class Shares (“Target Fund Y Class Shares”), R6 Class Shares (“Target Fund R6 Class Shares”) and R5 Class Shares (“Target Fund R5 Class Shares”). Commencing at the Effective Time (as defined in Section 2.1), the Acquiring ETF will issue and have outstanding one class of shares (“Acquiring ETF Shares”). Prior to the Reorganization, all outstanding all outstanding Target Fund Y Class Shares will be converted into R5 Class shares and Y Class shareholders will become R5 Class shareholders. The Target Fund’s R6 Class shares will not consolidate and will be terminated on the Closing Date. (also referred to as “Target Fund Shares”).

      In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.        PLAN OF REORGANIZATION AND TERMINATION

      1.1 Subject to the requisite Shareholder Consent (as defined in Section 4.2) and satisfaction of the terms and conditions set forth herein, Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in Section 1.2 (“Assets”) to Acquiring ETF. In exchange therefor, Acquiring ETF shall:

      (a) issue and deliver to Target Fund the number of Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares) equal to the number Target Fund Shares outstanding at the Effective Time; and

      (b) assume all of Target Fund’s liabilities described in Section 1.3 (“Liabilities”).

The transactions described in this Section 1.1 shall take place at the Closing (as defined in Section 2.1).

      1.2 The Assets shall consist of all assets and property of every kind and nature – including, without limitation, all cash, cash equivalents, securities, commodities, warehouse receipts, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Target Fund owns at the Effective Time, and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target Fund’s books at that time.

      1.3 The Liabilities shall consist of all of Target Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in Section 3.1(aa)) borne by Acquiring Trust Sub-Adviser pursuant to Section 6. Notwithstanding the foregoing, Target Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties that are or will become due before the Effective Time, other than those incurred in the ordinary course of business that are associated with assets of the Target Fund to be transferred to the Acquiring ETF, prior to Closing; and Target Trust shall maintain liability insurance with respect to pre-Closing liabilities, which insurance coverage shall survive the Closing for a reasonable period. Any such liabilities incurred prior to Closing in the ordinary course of business that are associated with the assets of the Target Fund to be transferred to the Acquiring ETF not so discharged and existing at Closing, shall be assumed by the Acquiring ETF.

      1.4 The Target Fund will identify each shareholder of record that holds Target Fund Shares through an account that is not permitted to hold Acquiring  ETF Shares, including fund direct individual retirement accounts (a “Non-Qualifying Account”) and will redeem those shareholders prior to the Closing Date. The Target Fund shall permit shareholders other than fund direct individual retirement accounts to transfer ownership from a Non-Qualifying Account to an account that may hold Acquiring ETF Shares (a “Qualifying Account”) upon request prior to the Closing Date.

      1.5 At or before the Closing, Acquiring  ETF shall redeem the Initial Share (as defined in Section 5.5) for the price at which it is issued pursuant to that Section. At the Effective Time (or as soon thereafter as is reasonably practicable), Target Fund shall distribute all the Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) it receives pursuant to Section 1.1(a) to its shareholders of record determined at that time (each, a “Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target Fund for federal income tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). Such liquidation and distribution will be accomplished by the transfer of the Acquiring ETF Shares then credited to the account of the Target Fund on, as appropriate, the books, share records, or global Depository Trust Company (“DTC”) certificate (in each case, the “Global Certificate”) of the Acquiring ETF to open accounts on the Global Certificate of the Acquiring ETF in the names of the Qualifying Accounts of the Shareholders and representing the respective number of Acquiring ETF Shares due to each Shareholder. Cash in lieu of fractional Acquiring ETF Shares, if any, shall be distributed to Shareholders entitled to such cash. The Shareholders will be entitled to receive Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares) equal in number and value to the aggregate net asset value of the then outstanding Target Fund Shares owned by Shareholders at the Effective Time. All issued and outstanding Target Fund Shares will simultaneously be redeemed and canceled.

      1.6 Notwithstanding anything to the contrary herein, fractional Acquiring  ETF Shares will not be issued to the Shareholders. If the calculation of the distribution amount of Acquiring ETF Shares to any Shareholder results in fractional shares, such Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional Acquiring ETF Shares that would otherwise be received at the Closing.

      1.7  DTC will act as securities depositary for the Acquiring ETF Shares. The Acquiring ETF Shares are represented by a global securities certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for the Acquiring ETF Shares. Access to DTC system is available to, among others, both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with DTC directly of a participant in DTC (“DTC Participants”) or indirectly (“Indirect Participants”). Beneficial ownership of all Acquiring ETF Shares will be limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Acquiring ETF Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants). Beneficial Owners will receive from or through DTC Participants a written confirmation relating to their ownership of the Acquiring ETF Shares.

      1.8 Any transfer taxes payable on the issuance and transfer of Acquiring  ETF Shares in a name other than that of the registered holder on the Target Fund’s Global Certificate, actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

      1.9 Any reporting responsibility of Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns (for periods ending before the Effective Time), and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Target Fund’s responsibility up to and including the date on which the Target Fund is terminated.

      1.10 After the Effective Time, Target Fund shall not conduct any business except in connection with its termination and complete liquidation. As soon as reasonably practicable after distribution of the Acquiring  ETF Shares pursuant to Section 1.5, but in all events within six months after the Effective Time, Target Fund shall be terminated as a series of Target Trust.

      1.11

      (a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, and the amount of the Liabilities shall be determined, as of the Effective Time, using the valuation methodologies set forth in the then-current prospectus for the Acquiring  ETF and the valuation procedures established by the Acquiring Trust’s board of trustees; provided, however, that such computation is materially consistent with the valuation policies and procedures of the Target Trust and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

      (b) The number of shares of the Acquiring ETF issued in exchange for the Target Fund’s Assets shall equal the number of Target Fund Shares outstanding as of the Effective Time. All Acquiring ETF shares delivered to the Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

      (c) The initial net asset value per share of the Acquiring ETF will be equal to the final net asset value per share of the Target Fund as determined at the close of business on the business day immediately preceding the effective date of the reorganization.

      (d) All computations of value shall be made by the Acquiring ETF or its designated recordkeeping agent using the valuation procedures described in this Section 1.11 and shall be subject to review by the Target Fund and/or its recordkeeping agent, and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party.

2.        CLOSING AND EFFECTIVE TIME

      2.1 Unless the Investment Companies agree otherwise in writing, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about January 9, 2026 (such date the “Closing Date” and such time the “Effective Time”). The Closing shall be held at Acquiring Trust’s offices or at such other place as to which the Investment Companies agree. The Closing may also be held by facsimile, email or such other communication as the Investment Companies agree.

      2.2 Target Trust shall cause the custodian of Target Fund’s assets (“Target Custodian”) (a) to make Target Fund’s portfolio securities available to Acquiring Trust (or to its custodian (“Acquiring Custodian”), if Acquiring Trust so directs), for examination, no later than five business days preceding the Effective Time, it being understood that such holdings may change prior to the Effective Time, and (b) to transfer and deliver the Assets as of the Effective Time to the Acquiring Custodian for Acquiring ETF’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Target Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Target Fund’s assets are deposited, in the case of Target Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. If Target Fund is unable to make such delivery at the Effective Time in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Effective Time have not yet been delivered to Target Fund or its broker, then Acquiring ETF may, in its sole discretion, waive the delivery requirements of this Section with respect to such undelivered Assets if Target Fund has, by or at the Effective Time, delivered to Acquiring ETF or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by Acquiring ETF or the Acquiring Custodian, such as brokers’ confirmation slips. Target Trust shall also direct the Target Custodian to deliver at the Closing a certificate of an authorized officer (“Certificate”) (a) stating that pursuant to proper instructions provided to the Target Custodian by Target Trust, the Target Custodian has delivered all of Target Fund’s portfolio securities, cash, and other Assets to the Acquiring Custodian for Acquiring ETF’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The Acquiring Custodian shall certify to Acquiring Trust that such information, as reflected on Acquiring ETF’s books immediately after the Effective Time, does or will conform to that information as so certified by the Target Custodian. The Acquiring ETF hereby agrees to keep any portfolio securities information provided prior to the Effective Time confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transaction contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential to the same or greater extent as Acquiring ETF’s agreement to keep such information confidential under this Section 2.2.

      2.3 By the Closing, the Target Trust shall cause its transfer agent to deliver to the Acquiring Trust, or its designated agent, instructions necessary for the pro rata distribution of Acquiring  ETF Shares as provided in Section 1.5, all as of the close of business on the Closing Date. The Acquiring Trust shall cause its transfer agent to deliver to the Target Trust evidence that the Acquiring ETF Shares have been credited to the Target Fund’s account on the books of the Acquiring ETF and that such Acquiring ETF Shares have been credited pro rata to open accounts in the names of the Target Fund shareholders as provided in Section 1.5.

      2.4 Target Trust shall deliver to Acquiring Trust and American Beacon Advisors, Inc. (“Adviser”), within five days before the Closing, it being understood that such holdings may change prior to the Effective Time, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Target Fund’s books at values provided by an authorized pricing vendor for Target Fund.

      2.5 If requested by Acquiring Trust, Target Trust shall direct American Beacon Advisors, Inc. (“American Beacon”), and other applicable service providers to deliver at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to  ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Target Fund (collectively, “Work Papers”) for any of the Target Fund’s fiscal and taxable periods from its commencement of operations through the period that ended August 31, 2025 and for the period from September 1, 2025 through the Effective Time.

      2.6 At the Closing, the Acquiring Trust on behalf of Acquiring  ETF and the Target Trust on behalf of the Target Fund shall deliver to each other, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or another authorized officer in form and substance satisfactory to the recipient, and dated as of the Effective Time, to the effect that the representations and warranties it made therein and herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

      3.1 Target Trust, on Target Fund’s behalf, represents and warrants to Acquiring Trust, on Acquiring ETF’s behalf, as follows:

      (a) Target Trust (1) is a Massachusetts business trust that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and its Amended and Restated Declaration of Trust dated August 27, 2024 is on file with the Secretary of the Commonwealth of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company and (3) has the power to own all its properties and assets and to carry on its business as described its current registration statement on Form N-1A;

      (b) Target Fund is a duly established and designated series of Target Trust;

      (c) Target Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Target Trust, with respect to Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

      (d) At the Effective Time, Target Trust, on Target Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted as to resale by their terms); and on delivery and payment for the Assets, Acquiring Trust, on Acquiring ETF’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”), provided the Acquiring ETF will acquire Assets that are segregated as collateral for Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

      (e) Target Trust, with respect to Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or a material violation of any provision of its Agreement and Declaration of Trust (“Target Trust’s Declaration”) or Amended and Restated By-Laws (each as last amended), Delaware law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which

Target Trust, on Target Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Target Trust, on Target Fund’s behalf, is a party or by which it is bound;

      (f) At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target Trust, with respect to Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and swap agreements), will terminate or (2) provision for discharge or Acquiring ETF’s assumption of any Liabilities of Target Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Target Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

      (g) No material litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Target Trust’s best knowledge, threatened against Target Trust, with respect to Target Fund or any of its properties or assets attributable or allocable to Target Fund that, if adversely determined, would materially and adversely affect Target Fund’s financial condition or the conduct of its business; and Target Trust, on Target Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target Fund’s business or Target Trust’s ability to consummate the transactions contemplated hereby;

      (h) Target Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of February 28, 2025, and those incurred in the ordinary course of business as an investment company since such date. The Target Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal period ended February 28, 2025 are unaudited. The Prior Predecessor Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets for the year ended October 31, 2024 and the financial highlights for each of the fiscal periods ended October 31, 2021, October 31, 2022, October 31, 2023, and October 31, 2024 have been audited by Ernst & Young, an independent registered public accounting firm that audits fund’s books, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Target Trust has furnished to Acquiring Trust), present fairly, in all material respects, Target Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

      (i) Since  February 28, 2025, there has not been any material adverse change in Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any  incurrence by Target Fund of indebtedness maturing more than one year from the date that indebtedness (other than indebtedness incurred in connection with certain investment contracts including options, futures, forward and swap contracts) was incurred; for purposes of this subsection, a decline in NAV per Target Fund Share due to declines in market values of securities Target Fund holds, the discharge of Target Fund liabilities, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Target Fund Shares by its shareholders will not constitute a material adverse change;

      (j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof; to the best of Target Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns;

      (k) Target Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares and (b) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

      (l) Target Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal income tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Target Fund has met (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; and Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

      (m) All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Target Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to Section 2.3); and Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;

      (n) Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

      (o) Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

      (p) On the date on which they were issued, on the effective date of the Registration Statement (as defined in Section 3.3(a)), at the time of the Shareholder Consent, and at the Effective Time, Target Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”);

      (q) The information to be furnished by Target Trust for use in no-action letters, applications for orders, the Registration Statement, information statement materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Acquiring Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholder Consent, not contain any Untrue Statement or Omission;

      (r) The Target Trust’s Declaration permits Target Trust to vary its shareholders’ investment; Target Trust does not have a fixed pool of assets; and each series thereof (including Target Fund) is a managed portfolio of securities, and Target Adviser and each investment sub-advisor thereof have the authority to buy and sell securities for it;

      (s) Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to Acquiring Trust;

      (t) The Acquiring ETF Shares to be delivered to Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

      (u) Target Fund’s minute books and similar records made available to Acquiring Trust prior to the execution hereof contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Target Fund’s shareholder records so made available accurately reflect all record transfers in Target Fund’s shares prior to the execution of this Agreement; and any other books and records of Target Fund so made available are true and correct in all material respects and contain no material omissions with respect to Target Fund’s business and operations;

      (v) Target Trust has maintained with respect to Target Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;

      (w) Target Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

      (x) Target Fund does not have any unamortized or unpaid organizational fees or expenses;

      (y) Target Fund changed its taxable year-end upon the reorganization of the Target Fund from the Ninety One International Franchise Fund on November 15, 2024. The taxable year end was changed from October 31st to August 31st.The Target Fund will not change its taxable year end prior to the closing in accordance with Revenue Procedure 2006-45 which prohibits additional changes to taxable year end within 48 months of the most recent change.

      (z) None of the compensation received from Target Fund, Target Adviser, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act ( “Affiliate”) of Target Fund or Target Adviser (each, a “Target Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Acquiring ETF Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Target Fund Group Member; and the compensation paid to any such Shareholder by any Target Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

      (aa) No expenses incurred by Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Target Fund Group Member (other than Target Fund) or, to Target Trust’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring ETF Shares will be transferred to Target Fund or any of its shareholders by any Target Fund Group Member or, to Target Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

      (bb) Target Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

      3.2 Acquiring Trust, on Acquiring ETF’s behalf, represents and warrants to Target Trust, on Target Fund’s behalf, as follows:

      (a) Acquiring Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and its Amended and Restated Declaration of Trust, dated March 1, 2023 (“Acquiring Trust’s Declaration”) is on file with the Secretary of the Commonwealth of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

      (b) At the Effective Time, Acquiring ETF will be a duly established and designated series of Acquiring Trust; Acquiring ETF has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, Acquiring ETF will be a shell series of Acquiring Trust, without assets (except the amount paid for the Initial Share if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Target Fund’s business;

      (c) Acquiring Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquiring Trust, with respect to Acquiring ETF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

      (d) Before the Closing, there will be no (1) issued and outstanding Acquiring ETF Shares of any class, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring ETF Shares, (3) securities convertible into any Acquiring ETF Shares, or (4) other securities issued by Acquiring ETF, except the Initial Share;

      (e) No consideration other than Acquiring ETF Shares (and Acquiring ETF’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

      (f) Acquiring Trust, with respect to Acquiring ETF, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Acquiring Trust’s Declaration or Acquiring Trust’s Bylaws, or any Undertaking to which Acquiring Trust, on Acquiring ETF’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Trust, on Acquiring ETF’s behalf, is a party or by which it is bound;

      (g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Trust’s knowledge, threatened against Acquiring Trust, with respect to Acquiring ETF or any of its properties or assets attributable or allocable to Acquiring ETF, that, if adversely determined, would materially and adversely affect Acquiring ETF’s financial condition or the conduct of its business; and Acquiring Trust, on Acquiring ETF’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring ETF’s business or Acquiring Trust’s ability to consummate the transactions contemplated hereby;

      (h) Acquiring ETF is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal income tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring ETF has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, Acquiring ETF will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations,

Acquiring ETF will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming the Target Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, Acquiring ETF will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Acquiring ETF intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for each subsequent taxable year;

      (i) The Acquiring ETF Shares to be issued and delivered to Target Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring ETF Shares and will be fully paid and non-assessable by Acquiring Trust;

      (j) There is no plan or intention for Acquiring ETF to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

      (k) Immediately after the Effective Time, Acquiring ETF will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

      (l) The information to be furnished by Acquiring Trust for use in no-action letters, applications for orders, registration statements, information statement materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Target Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholder Consent, not contain any Untrue Statement or Omission;

      (m) The Acquiring Trust’s Declaration permits Acquiring Trust to vary its shareholders’ investment; Acquiring Trust does not have a fixed pool of assets; and each series thereof (including Acquiring ETF after it commences operations) is (or will be) a managed portfolio of securities, and Acquiring Trust Adviser and each investment sub-advisor thereof have the authority to buy and sell securities for it;

      (n) None of the compensation received from Acquiring ETF, Acquiring Trust Adviser, or any Affiliate of either of them (each, a “Acquiring ETF Group Member”) by any Shareholder who or that is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Acquiring ETF Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Acquiring ETF Group Member; and the compensation paid to any such Shareholder by any Acquiring ETF Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

      (o) No expenses incurred by Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Acquiring ETF Group Member or, to Acquiring Trust’s knowledge, any other person unless those expenses are Reorganization Expenses, and no cash or property other than Acquiring ETF Shares will be transferred to Target Fund or any of its shareholders by any Acquiring ETF Group Member or, to Acquiring Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

      (p) Immediately following consummation of the Reorganization, the Shareholders will own all the Acquiring ETF Shares and will own those shares solely by reason of their ownership of the Target Fund Shares immediately before the Reorganization;

      (q) Acquiring Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax); and

      (r) On the effective date of the Registration Statement, at the time of the Shareholder Consent, and at the Effective Time, Acquiring ETF’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and (2) not contain any Untrue Statement or Omission (provided, however, that this representation is not made with respect to information provided by the Target Trust).

      3.3 Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

      (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) Acquiring Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring ETF Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and information statement (“Registration Statement”), and the effectiveness of the Registration Statement, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time (it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Shareholder Consent);

      (b) The value of the Acquiring ETF Shares each Shareholder receives will be equal to the value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;

      (c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization; and

      (d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring ETF and those to which the Assets are subject.

4.        COVENANTS

      4.1 Target Trust covenants to operate Target Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares, and regular and customary periodic dividends and other distributions.

      4.2 Target Trust covenants to call a meeting of the Target Fund’s shareholders to consider and act upon this Agreement or to obtain the written consent of a majority of the Target Fund’s shares and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholder Consent”).

      4.3 Target Trust covenants that it will assist Acquiring Trust in obtaining information Acquiring Trust reasonably requests concerning the beneficial ownership of Target Fund Shares.

      4.4 Target Trust covenants that it will turn over its books and records pertaining to Target Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Trust at the Closing.

      4.5 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

      4.6 Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) Acquiring Trust, on Acquiring ETF’s behalf, title to and possession of all the Assets and assumption of all the Liabilities, and (b) Target Trust, on Target Fund’s behalf, title to and possession of the Acquiring ETF Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

      4.7 Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Acquiring ETF’s operations after the Effective Time.

      4.8 Target Trust covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to Acquiring Trust, in a form reasonably satisfactory thereto, a Certificate stating Target Fund’s earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to Acquiring ETF pursuant to section

381, with such information provided as of the Target Fund’s most recently completed taxable year end prior to the Effective Time, together with such information for the Target Fund’s current taxable year, through and including the Effective Date, as the Acquiring ETF will need in order to determine such earnings and profits, capital loss carryovers and other items for such taxable year when it ends.

      4.9 It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

      4.10 Target Trust covenants that it, if requested, will cause American Beacon and/or other applicable service providers to deliver to Acquiring Trust all Work Papers for any of the Target Fund’s fiscal and taxable periods from its commencement of operations through August 31, 2025, and for the period from September 1, 2025 through the Effective Time, in either case no later than the earlier of (a) 60 days after the date of the request or (b) 15 days after the Effective Time.

      4.11 Target Trust covenants to make a pro rata distribution of all the Acquiring ETF Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target Fund.

      4.12 Acquiring Trust covenants that it will engage a transfer agent that will open accounts on Acquiring ETF’s Shareholder records in the Shareholders’ of record names and transferring those Acquiring ETF Shares thereto.

      4.13 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.        CONDITIONS PRECEDENT

      Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

      5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target Fund’s shareholders by the Shareholder Consent.

      5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act; no stop order(s) suspending the effectiveness thereof shall have been issued; to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties.

      5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

      5.4 The Investment Companies shall have received an opinion of K&L Gates LLP (“Tax Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it (which, notwithstanding Section 7, shall survive the Closing), and in separate letters, if Tax Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to Section 2.6(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Tax Counsel has not approved) – for federal income tax purposes:

      (a) Acquiring ETF’s acquisition of the Assets in exchange solely for Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) and its assumption of the Liabilities, followed by Target Fund’s distribution of those shares (and cash in lieu of fractional Acquiring ETF Shares, if any) to the Shareholders actually or constructively in exchange for their Target Fund Shares and in complete liquidation of Target Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

      (b) Target Fund will recognize no gain or loss on the transfer of the Assets to Acquiring ETF in exchange solely for Acquiring ETF Shares and Acquiring ETF’s assumption of the Liabilities, or on the subsequent distribution of the Acquiring ETF Shares (and cash in lieu of Acquiring ETF Shares, if any) to the Shareholders in exchange for their Target Fund Shares;

      (c) Acquiring ETF will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring ETF Shares and its assumption of the Liabilities;

      (d) Acquiring ETF’s basis in each Asset will be the same as Target Fund’s basis therein immediately before the Reorganization, and Acquiring ETF’s holding period for each Asset will include Target Fund’s holding period therefor (except where Acquiring ETF’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

      (e) A Shareholder will recognize no gain or loss on the exchange of all its Target Fund Shares solely for Acquiring ETF Shares (except with respect to cash, if any, receiving in lieu of Acquiring ETF Shares) pursuant to the Reorganization;

      (f) A Shareholder’s aggregate basis in the Acquiring ETF Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund Shares it actually or constructively surrenders in exchange for those Acquiring ETF Shares, and its holding period for those Acquiring ETF Shares will include, in each instance, its holding period for those Target Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

      (g) For purposes of section 381, Acquiring ETF will be treated just as Target Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Target Fund’s taxable year, Target Fund’s tax attributes enumerated in section 381(c) will be taken into account by Acquiring ETF as if there had been no Reorganization, and the part of Target Fund’s last taxable year that began before the Reorganization will be included in Acquiring ETF’s first taxable year that ends after the Reorganization.

Notwithstanding subsections (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

      5.5 Before the Closing, Acquiring Trust’s Board shall have authorized the issuance of, and Acquiring Trust shall have issued, one Acquiring ETF Share (“Initial Share”) to Acquiring Trust Adviser or an affiliate thereof, in consideration of the payment of $10.00 (or other amount Acquiring Trust’s officers, pursuant to that Board’s delegation of authority, determine) apiece, to take whatever action it may be required to take as Acquiring ETF’s sole shareholder pursuant to Section 5.6; and

      5.6 Acquiring Trust, on Acquiring ETF’s behalf, shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for Acquiring ETF’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by Acquiring Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Acquiring Trust Adviser or its affiliate as Acquiring ETF’s sole shareholder.

      At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in Sections 5.1, 5.2, and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.        EXPENSES

     Subject to satisfaction of the condition contained in Sections 3.1(aa) and 3.2(o), Sub-Adviser shall bear 100% of the direct expenses related to the Reorganization including (1) legal and accounting fees, associated with preparing, reviewing, and filing the Agreement and Target Fund’s proxy materials, (2) expenses incurred in connection with printing and mailing Target Fund’s proxy materials and the solicitation of proxies for the special meeting of Target Fund shareholders, (3) transfer agent and custodian conversion costs, (4) costs of preparing and filing Target Fund’s prospectus supplement, (5) costs of preparing and filing Acquiring ETF’s registration statement, and (6) costs associated with any meeting of the Board.

The Target Fund and Acquiring  ETF will bear, as applicable, (i) the costs of buying and selling portfolio securities necessary to effect the Reorganization in instances where the Target Fund holds securities in a country that does not permit the in-kind transfer of securities, (ii) taxes on capital gains that may be realized as a result of selling portfolio securities necessary to effect the Reorganization; and (iii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring ETF.

Adviser and Sub-Adviser shall each bear its own Reorganization costs not listed above. Adviser and Sub-Adviser shall remain liable for their respective shares of the Reorganization costs regardless of whether the transactions contemplated hereby occur, and this paragraph 6 shall survive the Closing (notwithstanding anything to the contrary in paragraph 7) and any termination of this Agreement pursuant to paragraph 8. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a  RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.        ENTIRE AGREEMENT; NO SURVIVAL

      Neither Investment Company has made any representation, warranty, agreement, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. Except for the provisions of Section 6 and as provided in Section 5.4, the representations, warranties, agreements, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.        TERMINATION

      This Agreement may be terminated at any time at or before the Closing:

      8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, agreement, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before June 30, 2026, or another date to which the Investment Companies agree; or

      8.2 By the Investment Companies’ mutual agreement; or

      8.3 By either Investment Company, in the event that the Target Fund does not receive the requisite Shareholder Consent approving the Reorganization.
In the event of termination under Sections 8.1(c) or (d) or 8.2 or 8.3, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.        AMENDMENTS

      The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Target Fund’s Shareholder Consent with respect thereto; provided that, following such Shareholder Consent, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.        SEVERABILITY

      Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.        MISCELLANEOUS

      11.1 This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

      11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Acquiring Trust, on Acquiring ETF’s behalf, or Target Trust, on Target Fund’s behalf, and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

      11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees and not individually, and that each Investment Company’s obligations hereunder are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the applicable Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or the applicable Fund’s behalf, shall look only to the other applicable Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

      11.4 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

Notice to the Target Fund or Target Trust:

American Beacon Funds
220 East Las Colinas Blvd.
Suite 1200
Irving, TX 75039
Attention: Chief Legal Officer
Facsimile: 817-391-6131

With a copy to:

K&L Gates LLP
1601 K Street, N.W,
Washington, DC 20006
Attn: Robert Zutz
Email: Robert.Zutz@klgates.com

Notice to the Acquiring ETF or Acquiring Trust:

American Beacon Select Funds
220 East Las Colinas Blvd.
Suite 1200

Irving, TX 75039
Attention: Chief Legal Officer
Facsimile: 817-391-6131

With a copy to:

K&L Gates LLP
1601 K Street, N.W,
Washington, DC 20006
Attn: Robert Zutz
Email: Robert.Zutz@klgates.com

Notice to Adviser:

American Beacon Advisors, Inc.
220 East Las Colinas Blvd.
Suite 1200
Irving, TX 75039
Attention: Chief Investment Officer
with a copy to General Counsel at the same address.
Facsimile: 817-391-6131

Notice to Sub-Adviser:

Ninety One North America, Inc.
65 East 55th Street, 30th floor
New York, NY 10022
Attn: Thomas Evans
Email:  Thomas.Evans@ninetyone.com
With a copy to:
Attn: US Legal & Compliance
Email:  NinetyonecomplianceUS@ninetyone.com

11.5 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
American Beacon Funds, on behalf of its series, American Beacon Ninety One International Franchise Fund
By:
Name:
Title:
American Beacon Select Funds, on behalf of its series, American Beacon Ninety One International Franchise ETF
By:
Name:
Title:

For purposes of Section 6 only: NINETY ONE NORTH AMERICA, INC.
By:
Name:
Title:

APPENDIX B: FINANCIAL HIGHLIGHTS

Financial Highlights

The financial highlights table is intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Target Fund share.

The total returns in the Target Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Target Fund (assuming reinvestment of all dividends and other distributions).

The financial highlights shown below for the Target Fund, represent the financial history of  the Target Fund’s predecessor fund, Ninety One International Franchise Fund (the “Prior Predecessor Fund”), that was a separate series of The Advisors’ Inner Circle Fund III.  The Prior Predecessor Fund was acquired by the Target Fund in a reorganization on November 15, 2024. The information for the fiscal periods ended October 31, 2021, October 31, 2022, October 31, 2023, and October 31, 2024 was audited by the Prior Predecessor  Fund’s independent registered public accounting firm,  Ernst & Young LLP, whose report, along with further detail on the Prior Predecessor  Fund’s financial statements, are included in the Prior Predecessor Fund’s Annual Shareholder Reports.

The information for the fiscal period ended February 28, 2025, has not been audited. The Annual and Semi-Annual Shareholder Reports are available upon request by calling 1-844-426-8721.

American Beacon Ninety One International Franchise Fund
	R5 Class
(For a share outstanding throughout the period)	November 1, 2024 to February 28, 2025(2) (unaudited)	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	August 31, 2021 to October 31, 2021(1)
Net asset value, beginning of period	$10.55	$8.46	$7.39	$9.80	$10.00
Net Investment Income (Loss)(3)	(0.02)(4)	0.06	0.05	0.04	(0.01)
Net gains (losses) on investments (both realized and unrealized)	0.83	2.11	1.06	(2.45)	(0.19)
Total income (loss) from investment operations	0.81	2.17	1.11	(2.41)	(0.20)
Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.04)	—	—
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.07)	(0.08)	(0.04)	—	—
Net asset value, end of period	$11.29	$10.55	$8.46	$7.39	$9.80
Total return(5)	7.70%(6)	25.78%(8)	15.02%(8)	(24.59)%(8)	(2.00)%(6)(8)
Ratios and supplemental data:
Net assets, end of period	$4,984,028	$4,900,535	$1,185,782	$1,403,421	$1,808,807
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	5.04%(7)	5.94%	12.98%	11.88%	37.19%(7)
Expenses, net of reimbursements and/or recoupments	1.02%(7)(9)	0.85%	0.85%	0.85%	0.85%(7)
Net investment income (loss), before expense reimbursements and/or recoupments	(4.53)%(4)(7)	(4.53)%	(11.55)%	(10.51)%	(36.88)%(7)
Net investment income (loss), net of reimbursements and/or recoupments	(0.51)%(4)(7)	0.56%	0.58%	0.52%	(0.54)%(7)
Portfolio turnover rate	9%(6)	8%	8%	18%	0%(6)

1	Commenced operations on August 31, 2021.
2	Fiscal year end changed from October 31 to August 31
3	Per share data calculated using average shares method.
4	Net investment income included significant dividend payments from Kweichow Moutai Co. Ltd. Philip Morris International, Inc. and AG amounting to $0.0085.
5

Based on net asset value, which does not reflect sales charge, redemption fee, or contingent deferred sale charge, if applicable. May include adjustment in accordance with U.S. GAAP and as such, the new asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions

6	Not annualized.

B-1

7	Annualized.
8

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9	Includes non-operating expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 0.85% for the period ended February 29, 2025.

B-2

American Beacon Ninety One International Franchise Fund	Y Class
(For a share outstanding throughout the period)	November 18, 2024A to February 28, 2025
Net asset value, beginning of period	$10.37
Income from investment operations:
Net Investment Income (Loss)B	(0.01)C
Net gains (losses) on investments (both realized and unrealized)	1.00
Total income from investment operations	0.99
Less distributions:
Dividends from net investment income	(0.07)
Distributions from net realized gains	—
Total distributions	(0.07)
Net asset value, end of period	$11.29
Total returnD	9.57%E
Ratios and supplemental data:
Net assets, end of period	$1,296,715
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	4.19%F
Expenses, net of reimbursements and/or recoupments	0.92%F
Net investment income (loss), before expense reimbursements and/or recoupments	(3.52)%C,F
Net investment income (loss), net of reimbursements and/or recoupments	(0.25)%C,F
Portfolio turnover rate	9%E

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes significant dividend payments from Kweichow Moutai Co. Ltd., Philip Morris International, Inc. and Siemens Healthineers AG amounting to $0.0120.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

B-3

American Beacon Ninety One International Franchise Fund	R6 Class
(For a share outstanding throughout the period)	November 18, 2024A to February 28, 2025
Net asset value, beginning of period	$10.37
Income from investment operations:
Net Investment Income (Loss)B	(0.01)C
Net gains on investments (both realized and unrealized)	1.01
Total income (loss) from investment operations	1.00
Less distributions:
Dividends from net investment income	(0.07)
Distributions from net realized gains	—
Total distributions	(0.07)
Net asset value, end of period	$11.30
Total returnD	9.66%E
Ratios and supplemental data:
Net assets, end of period	$1,096
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	183.85%E
Expenses, net of reimbursements and/or recoupments	1.02%F,H
Net investment (loss), before expense reimbursements and/or recoupments	(183.27)%C,F
Net investment (loss), net of reimbursements and/or recoupments	(0.44)%C,F
Portfolio turnover rate	9%E

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes significant dividend payments from Kweichow Moutai Co. Ltd., Philip Morris International, Inc. and Siemens Healthineers AG amounting to $0.0087.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
H	Includes non-operating expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 0.82% for the period ended February 28, 2025.

B-4

APPENDIX C: OWNERSHIP OF SHARES

As of the Record Date, the following persons were record owners (or to the knowledge of the Target Trust, beneficial owners) of 5% or more of any class of the shares of the Target Fund. The Target Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons may be deemed to “control” the Fund within the meaning of the 1940 Act if they own beneficially or through controlled companies more than 25% of the voting securities of the Target Fund or acknowledge the existence of control. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund. The actions of an entity or person that controls the Target Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Target Fund or large  redemptions by a control person could cause the Target Fund’s other shareholders to pay a higher pro rata portion of the Target Fund’s expenses.

American Beacon Ninety One International Franchise Fund

Name and Address of Principal Holder	Share Class	Percent of Share Class Owned	Record of Beneficial Ownership	Share Class Percentage Owned After the Reorganization	Percent of Target Fund Owned (if>25%)
[XX]	Y	[XX]%	Record	[XX]%	[XX]%
[XX]	R6	[XX]%	Record	[XX]%	[XX]%
[XX]	R5	[XX]%	Record	[XX]%	[XX]%

C-1

APPENDIX D: More Information about the Acquiring ETF’s Strategies and Risks

References to the “Fund” in this Appendix D relate to the Acquiring ETF.

Additional Information About Investments

This section provides more detailed information regarding certain of the Fund’s principal investment strategies as well as information regarding the Fund’s strategy with respect to investment of cash balances.

Cash Management
To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund may utilize the following investments:

•	Government Money Market Funds. The Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If the Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a government money market fund’s yield will be lower than the return that the Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Currencies
The  Fund may have exposure to foreign currencies by using various instruments. The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to shift exposure to foreign currency fluctuations from one country to another. The instruments in which the Fund may invest that provide exposure to foreign currencies include the following:

•	Foreign Currencies

•	Foreign Currency-Denominated Securities

Equity Investments
The  Fund’s equity investments may include:

•	Common Stock. Common stock generally takes the form of shares in a corporation which represent an equity or ownership interest. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the company’s board of directors. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Common stock normally occupies the most subordinated position in an issuer’s capital structure. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

•	Depositary Receipts. American Depositary Receipts (“ADRs”) are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer. ADRs typically are issued by domestic banks and trust companies and represent the deposit with the bank of the securities of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. In addition, the Fund may invest in unsponsored depositary receipts, which are implemented by a depositary bank with no direct involvement of the foreign issuers, and the issuers are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of the underlying securities or of sponsored depositary receipts, which are implemented in collaboration with the foreign issuers. GDRs may be offered in one or more foreign countries and represent the deposit with a foreign bank of securities of a foreign issuer. EDRs, which are sometimes called Continental Depositary Receipts, are issued in Europe in bearer form and are traded in European securities markets.

•	U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges. Non-U.S. companies may list their common stock on U.S. exchanges subject to meeting the relevant exchange’s listing requirements and U.S. regulatory requirements applicable to non-U.S. companies that list their shares in the U.S.

Other Investment Companies
The  Fund, at times, may invest in shares of other investment companies. The Fund may invest in securities of an investment company advised by the Manager, with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

•	Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Additional Information About Risks

The greatest risk of investing in an ETF is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund’s principal risk factors in light of its principal investment strategies. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the  Fund’s exposure to foreign currencies may reduce the returns of the  Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the  Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in  the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Fund to conduct operations or of shareholders to transact the Fund’s shares.

The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms,  or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede the sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. These matters have the potential to impact the Fund’s investment objective and performance.

Environmental, Social, and/or Governance Investing Risk
The use of environmental, social and/or governance (“ESG”) considerations by the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The use of ESG investment considerations may also affect the Fund’s exposure to certain investments, sectors or industries, which may impact the Fund’s relative investment performance depending on the performance of those issuers, sectors or industries.   The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the sub-advisor has established its own ESG integration process in accordance with the Fund’s investment strategies, successful integration of ESG factors will depend on the sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks. Because there are few generally accepted standards to use in such considerations, the information may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact the Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.

Equity Investments Risk
Equity securities represent ownership interests in companies and  are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

•	Common Stock Risk. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

•	Depositary Receipts Risk. The Fund may invest in securities issued by foreign companies through ADRs and GDRs. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement. There may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

•	U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Foreign stocks traded on U.S. exchanges transact and settle in U.S. dollars, but performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company. To the extent the Fund invests in U.S. dollar-denominated foreign stocks traded on U.S. exchanges, delisting of these stocks could impact the Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs.

Exchange-Traded Funds (“ETFs”) Risk
As an ETF, the  Fund is subject to the following risks:

•	Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. Only an Authorized Participant may transact in Creation Units directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•	Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares primarily in large blocks called Creation Units and only to Authorized Participants. Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Fund or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF. In addition, cash transactions may have to be carried out over several days if the securities market in which the Fund is trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other ETFs.

•	Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below their NAV (at a discount), at their NAV, or above their NAV (at a premium). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•	Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. If the Fund is delisted, any resulting liquidation of the Fund could create transaction costs for the Fund and adverse federal income tax consequences for investors. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with  U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. and investors may encounter difficulties in enforcing contractual obligations. Additionally, in certain markets, the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs.

There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by  non-U.S. issuers held by the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Franchise Investing Risk
Franchise companies may be adversely affected by, among other factors, changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions both individually and across an industry. The  Fund’s investments in franchise companies also are subject to legal and  reputational risks as well as the risks associated with being a market leader, which can be disrupted by innovation. As a result of its investments in franchise companies, the Fund may be negatively impacted to a greater extent than if the Fund’s assets were invested more broadly in a number of types of companies.

Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the  Fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

•	European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the Economic and Monetary Union (“EMU” or “Eurozone”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply.
While certain EU countries continue to use their own currency, Eurozone countries use the Euro as their currency. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro and the currencies of other EU countries which are not in the Eurozone, the threat of default or actual default by one or more EU member states on its sovereign debt, and/or an economic recession in one or more EU member states may have a significant adverse effect on the economies of other EU member states and their trading partners, including non-EU European countries. A breakup of the Eurozone, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries.
The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the Euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures, interest rate rises and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s  creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their companies as well. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.
The United Kingdom has withdrawn from the  EU, and one or more other countries may withdraw from the EU and/or abandon the Euro. These events and actions have affected, and may in the future affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-EU member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.
The national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Russia’s war with Ukraine has negatively impacted European economic activity. The effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S., the EU, UK and others are impossible to predict but have been and could continue to be significant and have a severe adverse impact on the region, including significant impacts on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing certain commodity prices to record highs. Also, both wholesale energy prices and energy prices charged to consumers in Europe have increased significantly.

•	Pacific Basin Securities Risk. The Pacific Basin region includes countries in various stages of economic development. Many Pacific Basin countries are considered undeveloped or developing and may be subject to greater social, political and economic instability than is the case in the U.S. and Western European countries. This may include the influence of authoritarian governments and military involvement in decision-making, popular unrest, ethnic, religious and racial disaffection, and hostilities with neighboring countries. In addition, the region has historically been prone to natural disasters, the occurrence of which could negatively impact the economy of any country in the region. The economies of most countries in this region may be heavily dependent on international trade and may accordingly be affected by protective trade barriers and the economic conditions of their trading partners. These economies may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, be vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. Furthermore, many of the Pacific Basin economies may be characterized by higher inflation than other economies, frequent currency fluctuations, devaluations, or restrictions, and less efficient markets.
The securities markets in the Pacific Basin may be substantially smaller, less liquid and more volatile than the major securities markets in the U.S., and many companies traded on stock exchanges in the region may be smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. The limited liquidity of securities markets in the Pacific Basin may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Changes in the value of those countries’ currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Growth Companies Risk
Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may lack the dividend yield that can cushion stock price declines in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Investment Risk
An investment in the  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The  Fund should not be relied upon as a complete investment program. The share price of the  Fund fluctuates, which means that when you sell your shares of the  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the  Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Market Risk
The  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and economic and political changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the  U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries. The U.S. has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The U.S. also has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from China, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the U.S. and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s investments may go down.

Although interest rates were unusually low in the U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as Federal Reserve policy changes, could have an effect on this. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. It is difficult to predict the impact on various markets of significant interest rate changes or other significant policy changes. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Due to the scope of regulations being adopted, certain of these changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for the Fund to operate, or adversely impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.

Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of the Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of the Fund. As artificial intelligence is used more widely, the value of the Fund’s holdings may be impacted, which could impact the overall performance of the Fund.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Mid-Capitalization Companies Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Non-Diversification Risk
Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the  Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When the  Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes the  Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers. Because the Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s NAV and total return when compared to other funds.

Other Investment Companies Risk
To the extent that the  Fund invests in shares of other registered investment companies, the  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the  Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The  Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the  Fund’s investment may decline, adversely affecting the  Fund’s performance. To the extent the  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

•	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the Fund’s investment to lose value. A decline in short-term interest rates or a low interest rate environment would lower a government money market fund’s yield and the return on the Fund’s investment. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely. There is the risk that the issuers or guarantors of securities owned by a government money market fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the government money market fund. This could cause the government money market fund’s NAV to decline below $1.00 per share, which would cause the Fund’s investment to lose value.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase and the Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could ﬂuctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory events. The Fund’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

•	Information Technology Sector Risk. The Information Technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information Technology companies may have limited product lines, markets, financial resources or personnel. The products of Information Technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of Information Technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Securities Selection Risk
Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole, and the  Fund’s strategy may fail to produce the intended results. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Fund Risk
Like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the affected period. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be more volatile than that of a larger fund. The Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading efficiencies. Shareholders of the Fund may incur higher expenses if the Fund fails to attract sufficient assets to realize economies of scale. Investors in the Fund bear the risk that, without sufficient assets, the Fund may not be successful in implementing its investment strategies or may not employ a successful investment strategies. If the Fund does not attract sufficient assets, the Fund may not be viable, and any resulting liquidation could create elevated and negative transaction costs for the Fund and adverse federal income tax consequences for investors, as well as causing shareholders to incur expenses of liquidation.

Valuation Risk
This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the  valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the  Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the  Fund determines its NAV.

Value Stocks Risk
Investments in value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time and they may not ever realize their intrinsic or full value. While the Fund’s investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s performance also may be affected adversely if value stocks become unpopular with, or lose favor among, investors. The Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Index

The Fund’s performance is compared to the MSCI® ACWI ex-USA Index (USD). Set forth below is additional information regarding the index to which the Fund’s performance is compared.

•	The MSCI® ACWI ex-USA Index (USD) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,058 constituents as of December 31, 2024, the index covers approximately 85% of the global equity opportunity set outside of the US. The MSCI® ACWI ex-USA Index (USD) returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes.

Notice Regarding Index Data

Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Portfolio Holdings Information

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through the website. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s  portfolio holdings is available in the Fund’s SAI. The holdings of the Fund can be found on the Fund’s website at www.americanbeaconfunds.com/products/exchange-traded-funds/.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Manager, on behalf of  the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a CPO under the Commodity Exchange Act, and the Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Under the Fund’s management agreement with the Manager (the “Management Agreement”), the Manager has agreed to pay all expenses of the Fund, except for the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolio holdings, securities lending fees, interest expense, expenses associated with securities sold short, costs, expenses or losses arising out of any liability or claim asserted against the Trust or Fund for violation of any law, distribution and service fees pursuant to a Rule 12b-1 plan (if any), all costs associated with proxies and shareholder meetings, except meetings related to changes to the Management Agreement, the election of any Board member who is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act, and/or other matters that directly benefit the Manager, taxes and governmental fees, and extraordinary expenses (including fees and disbursements of counsel).

The Fund’s Management Agreement with the Manager provides for the Fund to pay the Manager an annualized management fee equal to 0.69% of the Fund’s average daily net assets that is calculated and accrued daily. As of the date of this Prospectus, the Fund had not commenced operations and has not paid management fees to the Manager.

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus, the Fund does not intend to engage in securities lending activities.

A discussion of the Board’s consideration and approval of the Management Agreement between the Trust, on behalf of the  Fund, and the Manager and the Investment Advisory Agreement between the Manager and the  sub-advisor will be available in the Fund’s Report as filed on Form N-CSRS with the SEC for the fiscal period ending February 28, 2026.

The Sub-Advisor

Set forth below is a brief description of the sub-advisor and the portfolio managers who have joint and primary responsibility for the day-to-day management of the Fund. The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.

Ninety One North America, Inc.  (“Ninety One NA”) is located at 65 East 55th Street, 30th Floor, New York, NY 10022. Ninety One NA is registered with the SEC as an investment adviser under the Advisers Act. Ninety One NA is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect wholly-owned subsidiary of Ninety One  Plc, a company listed on the London Stock Exchange, with a secondary listing on the Johannesburg Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect wholly-owned subsidiary of Ninety One Plc. The firm managed approximately $191.5 billion in assets as of June 30, 2025.

Elias  Erickson, Portfolio Manager at Ninety One NA, serves as a portfolio manager of the American Beacon Ninety One International Franchise ETF. Mr.  Erickson joined Ninety One NA in 2018. Previously, Mr. Erickson was a Managing Director at Thornburg Investment Management, where he served as an Associate Portfolio Manager for the Thornburg Global Opportunities Fund since 2015.

Abrie Pretorius, Portfolio Manager at Ninety One NA, serves as a portfolio manager of the American Beacon Ninety One International Franchise ETF. Mr.  Pretorius joined Ninety One NA in 2007. He graduated cum laude from the University of the North West,  Potchefstroom Campus, with a Master of Science degree in Quantitative Risk Management: Investment Management. Mr. Pretorius also holds the Investment Management Certificate and is a CFA charterholder.

Clyde Rossouw, Head of Quality at Ninety One Pty, serves as a portfolio manager of the American Beacon Ninety One International Franchise ETF. Mr.  Rossouw joined Ninety One Pty in 1999. He completed his Bachelor of Science (Statistics and Actuarial Science) degree at the University of Cape Town in 1991. Mr. Rossouw was awarded the Certificates in Actuarial Techniques (1995), and Finance and Investments (1997) by the Institute of Actuaries in London, and gained his Chartered Financial Analyst qualification in 1999.

Ninety One Pty and Ninety One UK are considered participating affiliates of Ninety One NA pursuant to applicable regulatory guidance and the portfolio managers employed by those entities are considered to be “supervised persons” of Ninety One NA, as the term is defined in the Advisers Act.

The Distributor

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”) serves as the Fund’s distributor.

The Distributor distributes Creation Units for the Fund on a best efforts basis. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, ME 04101.

Valuation of Shares

The Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from the Fund’s market price. Investors that purchase and sell the Fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share.

The NAV per share of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security.

The Valuation Rule permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed-income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition, the  Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’

About Your Investment

Purchase and Redemption of Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer that enters into an Authorized Participant agreement with the Distributor (an “Authorized Participation Agreement”) may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this Prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, but may be closed at other times. When a  holiday  observed by the Exchange falls on a Saturday, the Exchange will not be open for business on the preceding Friday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

For more information on how to buy and sell shares of the Fund, call 1-833-471-3562 or visit www.americanbeaconfunds.com.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at www.americanbeaconfunds.com/products/exchange-traded-funds/. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to compliance with Rule 12d1-4 under the Investment Company Act, including that such investment companies enter into an agreement with the Fund.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Beneficial Ownership

The Depository Trust Company (“DTC”) serves as securities depository for the Fund’s shares. DTC, or its nominee, is the owner of record for all outstanding shares. Beneficial owners of the Fund’s shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) the securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC (“DTC Participants”), and (iii) brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests (“Indirect Participants”). The Trust understands that, under existing industry practice, in the event the Fund requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. For more detailed information, see “Book Entry Only System” in the Fund’s Statement of Additional Information.

Payments to Financial Intermediaries

The Manager and/or the Manager’s affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Manager or its affiliates from their own resources, and constitute what it sometimes referred to as “revenue sharing.”

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Compensation received by a financial intermediary from the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover the development of technology platforms and reporting systems, data provision services, financial intermediaries making shares of the Fund available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor, services provided in connection with such fund supermarket platforms and programs, or costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary and the prospect of receiving it may create conflicts of interest between the intermediary and its customers and may provide the financial intermediary with an incentive to recommend the shares of the Fund or another fund in the American Beacon Funds Complex over other potential investments, and may cause it to make decisions about the level of services provided to its customers based on the payments or other financial incentives it is eligible to receive. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within their organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

Frequent Trading and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the  Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. The  Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on an annual basis and distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) on an annual basis (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table below).

The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Any dividends are paid annually, and capital gains distributions and other distributions are paid annually.

No dividend reinvestment service is provided by the Fund. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions of Fund income are generally taxable to you regardless of the manner in which they are received or reinvested.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income

Type of Transaction	Federal Tax Status
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Sales of shares owned for more than one year	Long-term capital gains or losses
Sales of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates, mentioned above,  that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.

A shareholder may realize a taxable gain or loss when selling shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held. Any capital gain an individual shareholder recognizes on a sale of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the sale or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

Taxes on Creations and Redemptions of Creation Units
A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Additional Information

The Fund’s Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution Plan

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act, which allows the Fund to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. The Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Investment Advisory Agreement, to be used for the sale and distribution of Fund shares. The Plan provides that the shares of the Fund may pay up to 0.25% per annum of the average daily net assets attributable to the shares, to the Manager (or another entity approved by the Board). Because these fees would be paid out of the Fund’s assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. There is no present intention of Fund shares paying, accruing, or incurring any Rule 12b-1 fees and Fund shares will not pay, accrue or incur any Rule 12b-1 fees until such time as approved by the Fund’s Board of Trustees.

Portfolio Holdings

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of business on the previous day through the Fund’s website at www.americanbeaconfunds.com/reports. A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may also access on the Fund’s website at www.americanbeaconfunds.com or by calling 1-833-471-3562 to request a free copy.

Delivery of Documents

The summary prospectus is available, and the Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) will be available, online at www.americanbeaconfunds.com. If you are interested in electronic delivery of the  Fund’s summary prospectus, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’

To reduce expenses, your financial institution may mail only one copy of the materials described above to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

STATEMENT OF ADDITIONAL INFORMATION

October [XX], 2025

American Beacon Ninety One International Franchise Fund

a series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200 Irving, Texas 75039

1-800-658-5811

American Beacon Ninety One International Franchise ETF

 a series of American Beacon Select Funds

220 East Las  Colinas Boulevard Suite 1200 Irving, Texas 75039

1-833-471-3562

Target Fund		Acquiring Fund
American Beacon Ninety One International Franchise Fund	→	American Beacon Ninety One International Franchise ETF

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Target Fund (“Target Fund” or “Predecessor Fund”), in connection with the reorganization of the Target Fund into the Acquiring  ETF, a newly created series of American Beacon Select Funds, as described in the Proxy Statement/Prospectus (“Conversion”). This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:

1.	The Prospectus for the Target Fund, dated February 21, 2025, which is on file with the SEC (http://www.sec.gov) (File No. 811-04984) (Accession No. 0001133228-25-001291);

2.	The Statement of Additional Information of the Target Fund, dated February 21, 2025, which is on file with the SEC (http://www.sec.gov) (File No. 811-04984) (Accession No. 0001133228-25-001291);

3.	The Annual Shareholder Report of the Target Fund’s Prior Predecessor Fund (as defined below) for the fiscal year ended October 31, 2024, which has previously been sent to shareholders of the Target Fund’s Prior Predecessor Fund, and the related financial statements, both of which are on file with the SEC (http://www.sec.gov) (File No. 811-22920) (Accession No. 0001398344-25-000263); and

4.	The Semi-Annual Shareholder Report of the Target Fund for the fiscal period ended February 28, 2025, which has previously been sent to shareholders of the Target Fund, and the related financial statements, both of which are on file with the SEC (http://www.sec.gov) (File No. 811-04984) (Accession No. 0001193125-25-116042).

Because the Acquiring ETF was newly-created for the purposes of this Conversion, the Acquiring ETF has not published annual or semi-annual shareholder reports. The Acquiring ETF is a newly-created shell series of American Beacon Select Funds with no assets or liabilities that will commence operations upon consummation of the Conversion and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Conversion, and the Acquiring ETF, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the R5 Class of the Target Fund. The Annual Report of the Target Fund’s Prior Predecessor Fund and the Semi-Annual Shareholder Report of the Target Fund have previously been transmitted to the Target Fund’s shareholders and its Form  N-CSR is on file with the SEC.

This  SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus, dated October XX, 2025, relating to the Conversion. This SAI is not an offer to sell any shares of the Acquiring ETF. A written offer can be made only by a prospectus. The Statement of Additional Information that is incorporated by reference above includes information about other funds in the American Beacon Funds that are not relevant to the Conversion. Please disregard that information. The Proxy Statement/Prospectus, the SAI, Annual Shareholder Report, Semi-Annual Shareholder Report and financial statements of the Target Fund or the Target Fund’s Prior Predecessor Fund, as applicable, may be obtained, without charge, from American Beacon Advisors, Inc. (“American Beacon” or the “Manager”), 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, or by calling the Fund’s number or visiting the Fund’s website, as listed above. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

No person has been authorized to give any information or to make any representations not contained in the Proxy Statement/Prospectus or in this  SAI in connection with the offering made by the Proxy Statement/Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Proxy Statement/Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate series of the American Beacon Select Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on August 18, 1999. The Fund constitutes a separate investment portfolio with a distinct investment objective and a distinct purpose and strategy. The Fund is “non-diversified” as that term is defined by the Investment Company Act.

The Fund issues and redeems shares at net asset value (“NAV”) only in aggregations of a specified number of shares (“Creation Units”) in exchange for a “Basket” of cash and/or securities. The Fund generally issues and redeems Creation Units in exchange for a designated Basket of securities plus an amount of cash that the Fund specifies but may also issue and redeem Creation Units in exchange for a Basket of cash. Unlike mutual funds, shares are not individually redeemable.

Certain employees of the Fund’s sub-advisor, American Beacon Advisors, Inc. (the “Manager”) or its affiliates are responsible for interacting with market participants that transact in Baskets for one or more Creation Units. As part of these discussions, these employees may discuss with a market participant the securities the Fund is willing to accept in connection with a purchase (also called a “creation”) of shares, and securities that the Fund will provide on a redemption of shares. These employees may also discuss portfolio holdings-related information with broker-dealers in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course.

Shares of the Fund will be  listed on NYSE Arca, Inc. (the “Exchange”), a national securities exchange and trade in the secondary market, where most investors will buy and sell them at market prices that change throughout the day. Such market prices may be lower, higher or equal to NAV. Accordingly, when transacting in the secondary market, investors may pay more than NAV when purchasing shares and receive less than NAV when selling shares. Investors may also pay brokerage commissions and similar charges when purchasing and selling shares.

On November 15, 2024, the American Beacon Ninety One International Franchise Fund (the “Predecessor Fund”) acquired all the assets and assumed all the liabilities of the Ninety One International Franchise Fund, a series of The Advisors’ Inner Circle Fund III (the “Prior Predecessor Fund”). Since the Prior Predecessor Fund’s investment objective and policies were the same in all material respects as those of the Predecessor Fund, and since the Predecessor Fund engaged as sub-advisor Ninety One North America, Inc. (“Ninety One NA” or “sub-advisor”), the investment advisor that provided services to the Prior Predecessor Fund, the Predecessor Fund adopted the prior performance and financial history of the Prior Predecessor Fund.

NON-DIVERSIFIED STATUS

As noted above, the American Beacon Ninety One International Franchise ETF is “non-diversified” under the Investment Company Act, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of its shares. Although the Fund is non-diversified under the Investment Company Act, it is subject to the diversification rules of the Internal Revenue Code, that apply to all “regulated investment companies.” These rules provide that, among the requirements to maintain the favorable tax treatment applicable to RICs, the Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of that value would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund. With respect to the remaining 50% of its total asset value, the Fund is limited to holding no more than 25% of that value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.” These limits apply only as of the end of each quarter of the Fund’s taxable (fiscal) year and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issued by other RICs.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The Fund’s investment  objective,  principal investment strategies and principal risks are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment  objective. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.

Borrowing Risk —  The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact the Fund’s expenses and reduce its returns.

Cash Equivalents and Other Short-Term Investments  — Cash equivalents and other short-term investments in which the Fund may invest include the investments set forth below.

•	Government Money Market Funds. The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, the Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which the Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times.

•	Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

Corporate Actions — From time to time, the Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). In connection with its holdings of foreign and emerging markets securities and depositary receipts, the Fund may not have the same rights afforded to stockholders of a typical domestic company in the event of a Corporate Action. Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, the  Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Currencies Risk — The Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies (including emerging market currencies), or by purchasing or selling foreign currency forward contracts, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies, securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. For example, if the U.S. dollar appreciates against foreign currencies, the value of Fund holdings generally would depreciate and vice versa.

Cybersecurity and Operational Risk  —   With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, its service providers, third-party fund distribution platforms, and the issuers of the Fund’s investments may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund, the Manager, the sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact  the Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the Fund to regulatory fines or financial losses and/or cause  reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for  cybersecurity risk management purposes or corrective measures, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of the Fund’s investments, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. Adverse consequences also could result from  cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments.  The Fund’s service providers also may be negatively impacted due to operational risks arising from  non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties. In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond the  Fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The  Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks. Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity incidents, including the possibility that risks may not have been adequately identified or prepared for, or that different or unknown threats may emerge in the future. Furthermore, the Fund does not control the  cybersecurity systems and plans of the issuers of the Fund’s investments, third party service providers, trading counterparties or any other service providers whose operations may affect the Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid work arrangements by the Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). The Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators.

Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose  the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risks.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. The SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing the Fund’s use of derivatives and began requiring the Fund to satisfy the requirements of the Derivatives Rule. As a result, the Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that the Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that the Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case the Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, the Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, the Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.

The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies. These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit the Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact the Fund’s use of derivatives. Under CFTC Regulation 4.5, the Fund is excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), other than those used for bona fide hedging purposes (as defined by the CFTC), are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of the Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”

The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Further information about the specific types of derivative instruments in which the Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. The Fund may invest in various types of derivatives, including among others:

•	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts (“forward currency contracts”), which are a type of derivative instrument, for a variety of reasons. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its respective portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when the sub-advisor wishes to “lock in” the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Fund may use forward currency contracts to seek to hedge against, or profit from, changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the sub-advisor believes will have a positive correlation to the values of the currency being hedged. When hedging, use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that the sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies the Fund’s exposure to foreign currency exchange rate fluctuations.

The Fund also may enter into forward currency contracts for non-hedging purposes if a foreign currency is anticipated to appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities whose U.S. dollar value is being hedged by those contracts involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

•	Futures Contracts. The Fund may enter into futures contracts. Futures contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or other obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit “initial margin” consisting of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Subsequent “variation margin” payments (sometimes referred to as “maintenance margin” payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.
Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sell price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The  Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.
Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such contract. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

•	Options — The Fund may invest in options contracts on foreign currencies. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the underlying reference asset at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of a currency option has the obligation, upon exercise of the option, to deliver or pay the value of the underlying currency, upon payment of the exercise price, or to pay the exercise price upon delivery of the underlying currency. Transactions for exchange-traded options may be made only on a national securities exchange. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. There is no assurance that a liquid secondary market will exist for a particular option, or at any particular time, and for some options, such as OTC options, no secondary market may exist. The hours of trading for options may not conform to the hours during which the underlying reference asset is traded. To the extent that the option markets close before the markets for the reference asset, significant price and rate movements can take place in the reference asset that cannot be reflected in the option markets. The Fund may use NDOs, which are foreign exchange products designed to assist in reducing foreign currency exchange risk, in situations where physical delivery of the underlying currency is not required or not possible. Options that trade OTC involve liquidity and credit risks that may not be present in exchange-traded options. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

•	Rights. Rights are options to purchase an issuer’s securities at a stated price during a stated term, usually at a price below the initial offering price of the securities and before the securities are offered to the general public. Rights are similar to warrants but typically have a shorter duration. Rights are usually freely transferable, but may not be as liquid as exchange-traded options. In addition, the terms of a right may limit the Fund’s ability to exercise the right at such time, or in such quantities, as the Fund would otherwise wish. Rights usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. A right ceases to have value if it is not exercised prior to its expiration date. As a result, rights may be considered more speculative than certain other types of investments.

•	Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See “Derivatives” for a further discussion of derivatives risks. Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor. Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by the sub-advisor to present minimum risk of default, and the Fund normally obtains collateral to secure its exposure. Swaps involve the risk that, if the swap declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss, which may cause the Fund to owe money to the seller. The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments, and the Fund may be unable to sell a swap agreement to a third party at a favorable price. The Fund may invest in the following types of swaps:

○	Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations. Currency swaps are also subject to currency risk.

Equity Investments — The Fund may invest in the following equity securities:

•	Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt, and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.

•	Depositary Receipts. The Fund may invest in depositary receipts, which represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or OTC. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted, and they are subject to the risk of fluctuation in the currency exchange rate. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the issuers of unsponsored depositary receipts are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities. The Fund may invest in the following type of depositary receipts:

○	ADRs. ADRs are depositary receipts for foreign issuers in registered form, typically issued by a U.S. financial institution, traded in U.S. securities markets.

○	EDRs. EDRs, which are sometimes called Continental Depositary Receipts, are issued in Europe in bearer form and are traded in European securities markets.

○	GDRs. GDRs are in bearer form and traded in both the U.S. and European securities markets.

•	Initial Public Offerings. The Fund can invest in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. IPOs may adversely impact the Fund’s performance. However, the impact of IPOs on the Fund’s performance will likely decrease as the Fund’s asset size increases.

ESG Considerations — Environmental, social, and/or governance (“ESG”) considerations, either quantitative or qualitative, may be utilized as a component of the Fund’s investment process to implement its investment strategies. Since ESG considerations are not the only component that may be evaluated by the sub-advisor, the issuers in which the Fund invests may not be considered ESG issuers or have good ESG ratings. To the extent that the Fund utilizes such considerations as a component of the Fund’s investment process, the Fund’s performance may be affected depending on whether such considerations are in or out of favor and relative to similar funds that do not include such considerations in the investment process. There is no guarantee that the utilization of ESG considerations will be additive to the Fund’s performance. ESG considerations may vary across types of investments and issuers, and not every such consideration may be identified, evaluated, or evaluated in the same manner. ESG norms also differ by country and region, and an issuer’s ESG practices or the sub-advisor’s assessment process of such considerations may change over time. There are significant differences in interpretations of what it means for a company to have good ESG characteristics, and the Fund may underperform other funds that use different considerations and/or a different methodology in evaluating such considerations. Information used by the Fund to evaluate such considerations,  including the use of third-party research, if any, may not be readily available, complete or accurate, and may vary across third-party research providers and issuers, which could negatively impact the Fund’s ability to accurately assess an issuer. As investors can differ in their views regarding the meaning of ESG considerations, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The regulatory landscape with respect to ESG investing in the United States is still developing, and future rules and regulations may require the Fund to modify or alter its investment process with respect to the use of such considerations.

Foreign Investing —  The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity, debt and derivative instruments of foreign issuers and foreign branches of  U.S. banks. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks,  non-U.S. governments, and quasi-governmental organizations. While investments in foreign investments are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks may include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); the potentially adverse effects of unavailability of public information regarding issuers, less or less reliable information about the securities and business operations of foreign issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities purchases, tracking and custody; the difficulty of predicting international trade patterns and the possibility of exchange controls or limitations on the removal of funds or assets; and possibly more limited legal remedies and access to the courts available to enforce  the Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. The Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, certain foreign markets may institute share blocking, which is a practice under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the  sub-advisor, on behalf of the Fund, may elect not to vote proxies in markets that require share blocking. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.

Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell foreign securities, and thus may prevent the Fund from making investments or make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Investing in foreign currency denominated investments involves not only the special risks associated with investing in  non-U.S. issuers, as described above, but also the additional risks of adverse changes in foreign exchange rates and investment or exchange control regulations, which could prevent cash from being brought back to the United States. Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than those negotiated commissions on U.S. exchanges, as are transaction costs,  although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.

The Fund may also invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer’s common stock. Use of market access investments may involve risks associated with derivative investments, which are discussed in “Derivatives.”  Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

The Fund may be subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, the Fund’s net asset value might be diluted.

The use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be fair valued. As such, fair value pricing is based on subjective judgment, and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement the Fund’s investment strategy (e.g., reducing the volatility of the Fund’s share price) or achieve its investment objective. The  Fund’s market timing and frequent trading policies and procedures also are intended to help deter arbitrage activities.

•	Chinese Company Securities. Investing in China, Hong Kong and Taiwan involves a high degree of risk, and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets, or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support economic reform programs currently in place and could return to the completely centrally planned economy that was in place prior to 1978; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (l) the difference in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) uncertainty surrounding the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (s) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers; (t) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients); and (u) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well. In addition, the China Securities Regulatory Commission recently met with local law firms and asked them to tone down negative descriptions of China’s policies in prospectuses of companies going public outside the mainland in markets such as Hong Kong and the United States. Comments in IPO listing documents that misrepresent or disparage laws and policies, the business environment and judicial situation of China are now barred. Such new listing regime would inevitably deny approval for offshore listing applications and further dampen the stock market sentiment, which in turn negatively affects markets and the value of the Fund’s investments. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control in regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. The Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. Investments in China involve risk of a total loss due to government action or inaction. China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.
For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades within a fixed trading bond rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what affect any discontinuation of the currency peg, and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy. As demonstrated by protests in Hong Kong in 2019 and 2020 over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there continues to be a great deal of political unrest, which may result in economic disruption. China could be affected by military events on the Korean peninsula or internal instability within North Korea. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China is also alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Investment in China, Hong Kong and Taiwan is subject to certain political risks. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States, despite the United States signing a partial trade agreement with China that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to the Fund. On June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from entering into transactions in publicly traded securities, as well as derivatives and securities designed to provide investment exposure to, any securities of any issuers designated “Chinese Military-Industrial Complex Companies,” as designated by the Department of the Treasury’s Office of Foreign Assets Control. This executive order superseded a prior similar order from then-President Trump. Continued ownership of such securities by U.S. persons is prohibited after June 3, 2022, following a one-year divestment period. A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the executive order have not yet been resolved, and the ultimate application and enforcement of the executive order may change. Under current guidance, U.S. investors may purchase interests in an investment fund that does not make any new purchases of designated securities and is “seeking to” divest its holdings of such securities during the divestment period. As a result, the executive order and related guidance may significantly reduce the liquidity of such securities, force the Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by the Fund. U.S. investment advisers are permitted to advise non-U.S. funds and non-U.S. persons that purchase and sell such prohibited securities, provided this activity does not indirectly expose U.S. persons to such companies. The Holding Foreign Companies Accountable Act (“HFCAA”), requires the SEC to identify reporting public companies that use public accounting firms with a branch or office located in a foreign jurisdiction that the Public Company Accounting Oversight Board (“PCAOB”) determines that it is unable to inspect or investigate completely because of a position taken by a governmental entity in that jurisdiction (“Commission-Identified Issuers”). If an issuer is identified as a Commission-Identified Issuer for three consecutive years, the issuer’s shares will be prohibited in U.S. exchange and over-the-counter markets. On March 8, 2022, pursuant to the implementing regulations established by the SEC as required by the HFCAA, the SEC began to identify companies as provisional Commission-Identified Issuers. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China (“PRC”), which marked the first step toward opening access for the PCAOB to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong completely in accordance with U.S. law. However, as this development is relatively recent, the implementation of the Statement of Protocol remains to be tested. Audits performed by PCAOB registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Fund invest may be less reliable or complete. Listing and other regulatory requirements applicable to foreign issuers, including Chinese issuers, is evolving and any future legislation, regulations or rules may require the Fund to change its investment process, which could result in substantial investment losses. China has often restricted U.S. regulators’ access to information and limited regulators’ ability to investigate or pursue remedies with respect to China-based issuers, generally citing to state secrecy and national security laws, blocking statutes, or other laws or regulations. In addition, according to Article 177 of the PRC Securities Law, which became effective in March 2020, no overseas securities regulator can directly conduct investigations or evidence collection activities within China and no entity or individual in China may provide documents and information relating to securities business activities to overseas regulators without Chinese government approval. The SEC, U.S. Department of Justice, and other U.S. authorities face substantial challenges in bringing and enforcing actions against China-based issuers and their officers and directors. As a result, the Fund may not benefit from a regulatory environment that fosters effective enforcement of U.S. federal securities laws. From time to time and in recent years, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue, or the government response thereto, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese or global economy, which in turn could adversely affect the Fund’s investments.
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements (“VIE Agreements”) with the VIE. This structure allows Chinese companies, in particular those in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these VIE Agreements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese-based operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these VIE Agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the Chinese-based operating company may engage in activities that negatively impact investment value. While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these VIE Agreements were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the VIE Agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China or in the U.S. could result in significant losses to the Fund. The listed offshore entity’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the VIE Agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may affect the ability of the offshore entity to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss. For example, in 2021, the Chinese government placed various restrictions on after-school tutoring companies. Such restrictions adversely affected the financial performance of those listed offshore entities associated with a Chinese-based operating company in the after-school tutoring industry. There is no guarantee that the Chinese government will not place similar restrictions on other industries and therefore jeopardize the financial performance of the corresponding listed offshore entities.

•	Emerging Market Securities. The Fund may invest in emerging market securities. The Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. These risks are discussed below.
Economies: The economies of emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, capital reinvestment, resource self-sufficiency, balance of payments and trade difficulties. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and may be heavily dependent upon international trade, as well as the economic conditions in the countries with which they trade. Such economies accordingly have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist or retaliatory measures imposed or negotiated by the countries with which they trade. Similarly, many of these countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of national and external debt, severe recession, and extreme poverty and unemployment. The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance. Emerging market economies may develop unevenly or may never fully develop. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.
Governments: Emerging markets may have uncertain national policies and social, political and economic instability. While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In addition, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, confiscatory taxation or creation of government monopolies to the possible detriment of the Fund’s investments. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.
Emerging market countries may have national policies that limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. In addition, if the Fund invests in a market where restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after investment that are unacceptable. This might require, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Further, some attractive securities may not be available, or may require a premium for purchase, due to foreign shareholders already holding the maximum amount legally permissible. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.
An issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There may be limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed-income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
Capital Markets: The capital markets in emerging market countries may be underdeveloped. They may have low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities. There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Investing in certain countries with emerging capital markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. There may also be custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to investments in emerging market countries.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Supervisory authorities also may be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause  the Fund to suffer a loss. There can be no certainty that  the Fund will be successful in eliminating counterparty risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to  the Fund.
Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks.
Legal Systems: Investments in emerging market countries may be affected by the lack, or relatively early development, of legal structures governing private and foreign investments and private property. Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may limit investor rights and recourse.
The  Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.
The laws in certain countries with emerging capital markets may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and  the Fund.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

•	European Securities. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as the growth of the economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries.
The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (Bulgaria, the Czech Republic, Denmark, Hungary, Poland, Romania, and Sweden), excluding Denmark, are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro or other European currency, the threat of default or actual default by one or more EU member countries, or other European countries, on its sovereign debt, and/or an economic recession in one or more European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe.
The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and national unemployment; the possible default of government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their financial companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers may face difficulties obtaining credit or refinancing existing obligations; financial institutions may require government or central bank support, or need to raise capital, and/or be impaired in their ability to extend credit. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors. Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.
In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups, ideologies, and polarizing political events such as the conflict between Israel and Hamas. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe and in the Middle East also could impact financial markets, as could military conflicts. For example, Houthi attacks on commercial shipping in the Red Sea and Gulf of Aden, and retaliatory action, may disrupt supply chains and cause difficulties for impacted businesses, including those that wish to ship goods through that route. The impact of these kinds of events could be significant and far-reaching and materially impact the value and liquidity of the Fund’s investments. Russia’s war with Ukraine has negatively impacted European economic activity. The Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict, but have severely impacted the performance of the economies of European and other countries, including through adverse effects to global financial and energy markets, global supply chains and global growth, and consequential inflation. Investments in companies with contractual relationships with Russian counterparties, or with significant operations and/or assets in Russia could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or the termination of business plans or operations due to sanctions. Various companies operating in Russia, or with Russian counterparties, have faced difficulties enforcing Russian debts or contractual reliefs due to the Russian court’s hostility towards European companies in response to sanctions.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Certain other countries have applied to join or, in the case of Finland and Sweden, have recently joined, the North Atlantic Treaty Organization (“NATO”). Russia is understood to oppose certain expansions, or potential expansions, of NATO and the EU, and its reaction to such developments could negatively impact European economic activity. The United Kingdom withdrew from the European Union on January 31, 2020 and entered into a transition period, which ended on December 31, 2020. The longer-term economic, legal, and political framework between the United Kingdom and the EU is still developing and may lead to ongoing political and economic uncertainty in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

○	United Kingdom Securities. Exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds, including regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries.
On December 31, 2020, the United Kingdom left the European Union in an event commonly referred to as “Brexit.” The United Kingdom and the European Union then reached a trade agreement that became effective on May 1, 2021, after being ratified by all applicable United Kingdom and European Union governmental bodies. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may have a negative impact on the United Kingdom, the broader global economy, or the value of the British pound sterling, any of which may impact the value of Fund investments.
The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. At the end of March 2021, the UK and the European Union concluded technical discussions on the content of a Memorandum of Understanding on financial services, setting out how the UK and EU financial services regulators will co-operate and share information. The implementation of this legal framework and basis of co-operation remains to be seen, and so the period following the United Kingdom’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty, particularly until the United Kingdom government and EU member states agree and implement the terms of the United Kingdom’s future relationship with the European Union.
Although the sub-advisor may hedge Fund currency exposures back to the U.S. dollar, a depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar as a result of Brexit could adversely affect Fund investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

•	Pacific Basin Securities. The Pacific Basin geographic region includes many Asian countries bordering the Pacific Rim as well as Australia and New Zealand. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Pacific Basin geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region, including the subsequent recovery, could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most Pacific Basin countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the  U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Pacific Basin countries. The economies of certain Pacific Basin countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies are characterized by high inflation, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.

The securities markets in Pacific Basin countries are substantially smaller, less liquid and more volatile than the major securities markets in the U.S., and some of the stock exchanges in the region are in the early stages of their development, as compared to the stock exchanges in the U.S. Equity securities of many companies in the region may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Additionally, many companies traded on stock exchanges in the region are smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. In some countries, there is no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the Pacific Basin bond markets are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Pacific Basin securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the region may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the region’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

The legal systems in certain developing market Pacific Basin countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain Pacific Basin countries. Similarly, the rights of investors in Pacific Basin companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a Pacific Basin country.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Pacific Basin countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies. Certain developing economies in the Pacific Basin region have experienced currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Pacific Basin region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund’s investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals of the relevant country. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Growth Companies — Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or earnings decrease, the prices of these securities may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company securities may lack the dividend yield that can cushion prices in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market, in some cases, for extended periods of time. Such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.    Any such fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus.   To the extent the Fund invests in investment company securities advised by the Manager, shareholders could pay fees charged by the Manager to such investment company. The Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  In addition, the Fund is generally limited to selling 3% of its total voting stock to an investment company. However, the Fund may exceed these limits in reliance on a statutory exemption, the terms and conditions of an exemptive order from the SEC, or Rule 12d1-4 under the Investment Company Act. In each case, such investments are subject to various conditions, including limits on control and voting of acquired fund shares, required evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

The Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

•	ETFs. The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund, or impose a fee of up to 2% on amounts redeemed from the money market fund.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Because preferred stock is subordinate to bonds in the issuer’s capital structure, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer, and may suffer a loss of value as a result. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to the deferral of dividend payments, the non-cumulative payment of dividends (in which omitted or deferred dividends are not subsequently paid), subordination, liquidity, limited voting rights, and special redemption rights. The market prices of preferred stock are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Investments — The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and securities of corporate issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have an effect on the value of the Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and extended vacancies of properties, increases in interest rates, the financial condition of tenants, buyers and sellers, the quality of maintenance, insurance, and management services, and other real estate capital market influences. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level. Such securities also have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are subject to heavy cash flow dependency and defaults by borrowers. An economic downturn could have an adverse effect on the real estate markets and real estate companies. In addition, if a real estate company’s properties do not generate sufficient income to meet operating expenses, including debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times at a loss or depressed value. The risk of loss is greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The sale of assets to meet redemption requests may create capital gains, which the Fund would then be required to distribute to shareholders. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. Additionally, during periods of heavy redemptions, the Fund may borrow funds from the interfund credit facility, or from a bank line of credit, which may increase costs. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities has also been reduced. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.

Valuation Risk — This is the risk that certain securities may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit-linked notes and other derivatives, which may be illiquid or which may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market or other conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. No assurance can be given that such prices accurately reflect the price the Fund would receive upon sale of a security. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Value Companies Risk — Value companies are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies/Restrictions. The following discusses the investment policies of the Fund.

The following restrictions have been adopted by the Fund (unless otherwise indicated) and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented at the shareholders’ meeting, or (b) more than 50% of the shares of the Fund.

1.	The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

2.	The Fund may borrow money or issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	The Fund may make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	The Fund may purchase or sell commodities or real estate, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	The Fund may underwrite securities issued by other persons, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Under the Investment Company Act, the above limitations (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

For purposes of the Fund’s industry concentration policy set forth  in (1) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its industry concentration policy.

For purposes of the Fund’s policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund’s policy relating to making loans set forth in (3) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

Non-Fundamental Investment Policies/Restrictions. The following non-fundamental investment policies and restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board.

1.	The Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2.	The Fund may not purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

3.	The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

4.	The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY OR DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or  the sub-advisor believes it is appropriate, and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.

Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the sub-advisor’s investment outlook.

DISCLOSURE OF PORTFOLIO HOLDINGS

The  Fund publicly discloses portfolio holdings information as follows:

1.	prior to the opening of regular trading on the Exchange, a complete list of holdings as of the close of the prior business day that will form the basis of the Fund’s next net asset value calculation (available at www.americanbeaconfunds.com);

2.	through the facilities of the National Securities Clearing Corporation (“NSCC”) prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e., Deposit Securities) (as defined below) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e., Fund Securities) (as defined below) (publicly available on financial data websites).

3.	a complete list of holdings for the Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov); and

4.	a complete list of holdings for the Fund on an annual and semi-annual basis within seventy days of the end of each fiscal semi-annual period in publicly available filings of Form N-CSR with the SEC (available on the SEC’s website at www.sec.gov and on the Fund’s website at www.americanbeaconfunds.com).

Disclosure of Nonpublic Holdings
Occasionally, certain interested parties — including individual investors, institutional investors, market participants, third-party service providers, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the  Board  fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing  arrangements to provide nonpublic holdings information to the following service providers whose affiliates may also have access to such information:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
Depository Trust Company (“DTC”)	Securities depository	Complete list on daily basis with no lag
Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”)	Fund’s principal underwriter	Complete list on daily basis with no lag
Kurtosys	Service Provider to the Manager	Partial list on a periodic basis with lag
National Securities Clearing Corporation (“NSCC”)	Clearing agency	Complete list on daily basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians

Securities lending agent for Funds that participate in securities lending, Fund’s custodian and foreign custody manager; sub-administrator, fund administration service provider, and foreign sub-custodians; Fund’s transfer agent

Complete list on intraday basis with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include broker-dealers, the Exchange, Authorized Participants, market makers,  legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited nonpublic holdings information on a current basis with no lag. The Exchange may receive current holdings information with no lag through discussions with the Manager regarding the Fund’s compliance with the listing standards. Authorized Participants and market makers may receive current holdings information with no lag in connection with negotiations of Custom Baskets (as defined below). The Manager or sub-advisor may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must be approved by the Trust’s Chief Compliance Officer (“CCO”), or in her absence, by a Vice President of the Trust.

In determining whether to approve a request for nonpublic portfolio holdings disclosure, the CCO shall consider the restrictions on selective disclosure imposed by applicable law, the type of requestor and its relationship to  the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors she deems relevant. In her analysis, the CCO shall attempt to uncover any apparent conflict between the interests of the Fund on the one hand and those of the Manager or an affiliated person of the Fund on the other. Any potential conflicts  of the  Fund that arise as a result of a request for portfolio holdings information shall be decided by the CCO in the best interests of the Fund’s shareholders.

On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy.

The CCO generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Fund’s  SAI.

The Manager and the sub-advisor to the  Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The  Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The  Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Fund and State Street, its securities lending agent, State Street indemnifies the Fund  for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially,  the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plan under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

All but one member of the Board are Independent Trustees. Douglas A. Lindgren, an Independent Trustee, serves as Chair of the Board. The Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through standing Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers whether to approve the Fund’s management agreement with the Manager and, as applicable, its investment advisory agreement(s) with its investment advisor(s), while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 27  series within the American Beacon Funds, 1  series within the American Beacon Institutional Funds Trust, and  4 series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Funds and each Trustee oversees the Trusts’ combined 32 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by videoconference or telephone, to address matters arising between regular meetings. The Independent Trustees also conduct executive sessions without the presence of management personnel, including at least quarterly in a session at which no Trustees who are interested persons or management are present and may hold special meetings, as needed, either in person or by videoconference or telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017

Capital Formation and Currency Solutions, Mesirow Financial Administrative Corporation: Managing Director (2016-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021)

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017

The Conrad Prebys Foundation: Chief Financial Officer (2022-Present);

Sierra Health Foundation (health conversion private foundation): Executive Vice President &  CCO (2022); Senior Vice President & CFO (2012-2022); CFO (2006-2011);

Sierra Health Foundation - Center for Health Program Management (California public benefit corporation): Senior Vice President &  CFO (2012- 2022);

SJVIIF, LLC (impact investment fund): President (2018-2022);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017

Emerald Creek Group (private equity firm): Partner (2011-Present);

S.C. Johnson & Son, Inc. (privately held company): Director (2008-present);

The Home Depot, Inc.: Director (2015-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018	Blue Owl Capital, Inc.: Independent Director (2021-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021)
Douglas A. Lindgren (1961)	Chair since 2025 Trustee since 2018	Chair since 2025 Trustee since 2018	JLL Income Property Trust: Director (2022-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021).
Barbara J. McKenna (1963)	Trustee since 2012	Trustee since 2017

Longfellow Investment Management Company: Managing Principal (2005-Present, President since 2009);

External Diversity Council of the Federal Reserve Bank of Boston: Member (2015-2023);

United States Tennis Association: Board Advisor (2021-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Janet C. Smith (1965)	Trustee since 2025	Trustee since 2025

Putnam Investments, LLC and Putnam Management: Head of Fund Administration Services (2011–2024);

Putnam Funds Complex (Approximately 105 Funds): Vice President, Principal Financial Officer (2016-2024), Principal Accounting Officer and Assistant Treasurer (2008-2024), Putnam Ombudsman (2016-2024).

Paul Zemsky (1962)	Trustee since 2025	Trustee since 2025

Focus Consulting Group: Consulting Partner: (2024-Present);

ML Tech (Crypto Fund-of-Funds): Strategic Advisor: (2024-Present);

Voya Investment Management: Senior Managing Director, Chief Investment Officer, Multi-Asset Strategies and Solutions (2007–2023); Head of Derivative Strategy and Risk Management, General Account (2005-2006).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of nonprofit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Gerard  J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Eugene  J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A.  Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years, where she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices, and has since had multiple years of service as a Trustee.

Douglas A.  Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures, serving as an Adjunct Professor of Finance at Columbia Business School, and with multiple years of service as a Trustee.

Barbara  J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

Janet  C. Smith: Ms. Smith has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a senior officer of an investment manager, and as an officer of registered investment companies.

Paul  Zemsky: Mr. Zemsky has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director and chief investment officer of an investment manager, and as a portfolio manager to registered investment companies.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Mses. Holz (Chair) and Smith and  Mr. Arpey, each of whom are Independent Trustees and independent under the applicable rule of the Exchange.  Mr. Lindgren, as Chair of the Board,  serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the  Fund and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement (and related fee arrangements) of the Trust’s independent auditors to perform annual audit services for the Fund and certain non-audit services for the Fund or certain affiliated parties and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. The Audit Committee met  four (4)  times during the fiscal year ended August 31, 2025.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Arpey  (Chair),  and Lindgren, each of whom are Independent Trustees   and independent under the applicable rule of the Exchange. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board  for nomination for membership on all committees of the Board and of the chairs of such committees; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; (h) to consider and make recommendations relating to the compensation of Independent Trustees; (i) to assist the Board with the aspects of risk oversight of the Trusts that are relevant to the Nominating Committee, including, but not limited to, the stewardship and overall reputation of the Trusts; (j) to coordinate and supervise an annual self-evaluation by the Board of the performance of the Board and its various committees; (k) to assist the Board in monitoring and, as it deems appropriate, implementing practices that are designed to promote diversity and inclusion within the Board’s membership and within the workforces of the Trusts’ primary service providers and vendors; and (l) to assist the Board in coordinating with legal counsel to the Trusts and their independent Board members with respect to staffing matters, including, when applicable, succession planning with respect to senior attorneys engaged in these representations. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust and any procedures set forth therein. The Nominating and Governance Committee met  four (4)  times during the fiscal year ended August 31, 2025.

The Trust has an Investment Committee that is comprised of Messrs. Alvarado (Chair), Duffy and Zemsky, and Ms. McKenna.   Mr. Lindgren, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the  Fund; (b) to review recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment, liquidity and derivatives risks. The Investment Committee met  four (4)  times during the fiscal year ended August 31, 2025.

Trustee Ownership in the Fund

As of the calendar year ended December 31, 2024, none of the Trustees owned equity securities of the Fund. The following tables show the amount of equity securities owned in the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2024. Ms. Smith and Mr. Zemsky became Trustees on August 18, 2025.

INTERESTED TRUSTEE
Duffy
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000
NON-INTERESTED TRUSTEES
	Alvarado	Arpey	Holz	Lindgren	McKenna
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $150,000; (2) meeting attendance fee (for attendance in person or via electronic means) of (a) $12,000 for in-person attendance, or $5,000 for attendance by electronic means, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special Board meeting held by electronic means; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by  videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trusts to each Trustee for the period January 9, 2026 through August 31, 2026.
Name of Trustee	Aggregate Compensation From the Trust	Total Compensation From the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$8,071	$168,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$8,972	$186,750
Gerard J. Arpey	$8,575	$178,500
Claudia A. Holz	$8,972	$186,750
Douglas A. Lindgren	$10,016	$208,500
Barbara J. McKenna	$8,071	$168,000
Janet C. Smith	$8,071	$168,000
Paul Zemsky	$8,071	$168,000

The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. None of the current Trustees are Eligible Trustees.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the  Fund. Currently, four individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Three individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. One individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer, except H Bradley Vogt, has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President since June 2024 Vice President 2022-2024	President since June 2024 Vice President 2022-2024

American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

National Investment Services of America, LLC: Director (2024-Present)

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)

Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-Present)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

Alpha Quant Advisors, LLC: Secretary and General Counsel (2016-2020)

American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Secretary (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)

American Beacon Cayman Trend Company, Ltd.:  Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund:  Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Private Equity Management, LLC: Secretary (2008-2024)

Continuous Capital, LLC: Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC: Secretary (2019-2021)

Resolute Acquisition, Inc.:  Secretary (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Holdings, LLC: Secretary (2015-2025)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)

Resolute Topco, Inc.: Secretary (2015-Present)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022

Alpha Quant Advisors, LLC.: Vice President (2016-2020)

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Melinda G. Heika (1961)	Vice President since 2021	Vice President since 2021

Alpha Quant Advisors, LLC:  Treasurer and  CFO (2016-2020)

American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Treasurer and CFO (2010-Present)

American Beacon Apollo Total Return Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022),

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Director and Vice President (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President (2022-Present), and Treasurer (2018-2022)

American Beacon Cayman Trend Company, Ltd.: Director and Vice President (2023-Present)

American Beacon Funds: Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Institutional Funds Trust:  Principal Accounting Officer and Treasurer (2017-2021)

American Beacon Select Funds: Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Sound Point Enhanced Income Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Private Equity Management, L.L.C.: Treasurer (2012-2024)

Continuous Capital, LLC: Treasurer (2018-2022)

Resolute Acquisition, Inc.: Treasurer (2015-Present)

Resolute Investment Holdings, LLC: Treasurer (2015-2025)

Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Treasurer and  CFO (2017-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Treasurer and CFO (2017-2025)

Resolute  Topco, Inc.: Treasurer (2015-Present)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

American Private Equity Management,  L.L.C.: Vice President (2017-2024)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017

Alpha  Quant Advisors, LLC: Vice President (2016-2020)

American Beacon Advisors, Inc.:  Senior Vice President, (2021-Present) Vice President, (2009-2021)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

Continuous Capital, LLC:  Vice President (2018-2022)

Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)

Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017

American Beacon Advisors, Inc.:  Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021

American Beacon Advisors, Inc.: Assistant Treasurer (2023-Present)

American Beacon Apollo Total Return Fund:  Assistant Treasurer (2019-2021), Principal Accounting Officer and Treasurer (2021)

American Beacon Funds: Assistant Treasurer (2011-2021)

American Beacon Institutional Funds: Trust Assistant Treasurer (2017-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Treasurer (2023-Present)

American Beacon Cayman  TargetRisk Company, Ltd.:  Treasurer (2022-Present) and Assistant Treasurer (2018-2022)

American Beacon Cayman Trend Company, Ltd.: Treasurer (2023-Present)

American Beacon Select Funds: Assistant Treasurer (2011-2021)

American Beacon Sound Point Enhanced Income Fund:  Assistant Treasurer (2018-2021), Principal Accounting Officer and Treasurer (2021)

American Private Equity Management, L.L.C.: Assistant Treasurer (2012-2024)

Resolute Investment Services, Inc: Vice President, Fund and Tax Reporting (2023-2025), Director, Fund and Tax Reporting (2011-2023)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Alpha Quant Advisors, LLC: Chief Compliance Officer (2016-2019), Vice President (2016-2020)

American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-Present)

American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)

Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)

Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)

Resolute Investment Distributors, Inc.: Vice President (2017-Present)

Resolute Investment Managers, Inc.: Vice President (2017-Present)

Resolute Investment Services, Inc.: Vice President (2019-2025)

RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)

Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)

Resolute Investment Services, Inc.: Fund Tax Director (2024-2025), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017

American Beacon Advisors, Inc.:   Assistant Secretary (April 2024-Present)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)

American Beacon Cayman Trend Company, Ltd.:  Assistant Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)

Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2025), Assistant Secretary (2024-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary since 2017

Alpha Quant Advisors, LLC: Assistant Secretary (2016-2020)

American Beacon Advisors, Inc.:  Deputy General Counsel (2024-Present), Assistant Secretary (2015-Present), Associate General Counsel (2015-2024)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC.: Assistant Secretary (2020-2022)

Resolute Investment Distributors, Inc.: Assistant Secretary (2018-2021), (2024-Present)

Resolute Investment Managers, Inc.:  Deputy General Counsel (2024-Present), Assistant Secretary (2017-Present), Associate General Counsel (2017-2024)

Resolute Investment Services, Inc: Deputy General Counsel (2024-2025), Assistant Secretary (2018-2025), Associate General Counsel (2018-2024)

H Bradley Vogt (1966)	Assistant Secretary Since 2023*	N/A	Resolute Investment Services, Inc.: Director, ETF Capital Markets (2022-2025); USAA Life Insurance Company: Life Actuarial Associate (2019-2022).
*	For the American Beacon Select Funds only.

CODE OF ETHICS

The Manager, the Trust, and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to the Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Policy that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Proxy Policy. The sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The  Fund’s proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year without charge on the Fund’s website, on the SEC’s website at http://www.sec.gov or upon request by calling 1-800-967-9009. The proxy voting record can be found in Form N-PX on the SEC’s website .

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.

As of the date of this SAI, the Manager is the sole shareholder of the Fund.

INVESTMENT ADVISORY AGREEMENT

The  Fund’s sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor may be considered affiliates of the Fund.

Ninety One North America, Inc. (“Ninety One NA”) is located at 65 East 55th Street, 30th Floor, New York, NY 10022. Ninety One NA is registered with the SEC as an investment adviser under the Advisers Act. Ninety One NA is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect wholly-owned subsidiary of Ninety One Plc, a company listed on the London Stock Exchange, with a secondary listing on the Johannesburg Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect wholly-owned subsidiary of Ninety One Plc. The firm managed approximately $191.5 billion in assets as of June 30, 2025.

Ninety One North America, Inc. (“Ninety One NA”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Ninety One International Ltd.	Parent Company	Holding Company
Ninety One Global Ltd.	Parent Company of Ninety One International Ltd.	Holding Company
Ninety One Plc	Ultimate Parent Company; Parent Company of Ninety One Global Ltd.	Financial Services

The Manager has entered into an Investment Advisory Agreement with the sub-advisor pursuant to which the Manager has agreed to pay the sub-advisor an annualized sub-advisory fee that is calculated and accrued daily. Pursuant to the Investment Advisory Agreement, the sub-advisor has agreed to reimburse the Manager for a portion of Fund expenses incurred by the Manager. The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreement will continue in effect for an initial period of two years with respect to the Fund and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. Because the Fund had not commenced operations prior to the date of this SAI, no subadvisory fees were paid to Ninety One NA during the prior fiscal year.

In rendering investment advisory services to the Fund, the sub-advisor may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Investment Sub-Advisor’s Foreign Affiliates”), to provide portfolio management, research and trading services to the Fund. Under a Participating Affiliate Agreement, each of the Investment Sub-Advisor’s Foreign Affiliates are considered participating affiliates of the sub-advisor pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each of the Investment Sub-Advisor’s Foreign Affiliates and any of their respective employees who provide services to the Fund are considered under the Participating Affiliate Agreement to be “supervised persons” of the sub-advisor as that term is defined in the Investment Advisers Act of 1940, as amended.

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015

The Manager is paid a management fee as compensation for providing the  Fund with management and administrative services.  The Management Agreement provides for the Manager to receive an annualized management fee of 0.69% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

•	complying with reporting requirements;

•	corresponding with shareholders;

•	maintaining internal bookkeeping, accounting and auditing services and records;

•	supervising the provision of services to the Trust by third parties; and

•	administering the interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisor, the Manager may invest the portion of the Fund’s assets that the sub-advisor determines to be allocated to short-term investments. Under the Management Agreement, the Manager is responsible for substantially all expenses of  the Fund, including the costs of: audits by independent auditors; transfer agency, Custodian, dividend disbursing agent and shareholder recordkeeping services; legal fees (other than fees associated with litigation); the preparation of the Fund’s tax returns; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; fees to federal and state authorities for the registration of shares; insurance and fidelity bond premiums; and fees paid to service providers providing various reports. The Manager is not responsible for, and the Fund will bear: the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”); acquired fund fees and expenses; brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolio holdings; securities lending fees; interest expense; expenses associated with securities sold short; costs, expenses or losses arising out of any liability or claim asserted against the Trust or Fund for any violation of law; distribution and service fees pursuant to a Rule 12b-1 plan (if any); costs of holding shareholder meetings, except meetings related to changes in the Management Agreement, the election of any Board member who is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act, and/or other matters that directly benefit the Manager; taxes and governmental fees;  and extraordinary expenses.

Because the Fund  had not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.

Distribution Fees
The Manager (or another entity approved by the Board) under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act, may receive up to 0.25% per annum of the average daily net assets of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of Fund advertising material and sales literature. No distribution fees are currently charged to the Fund and there currently are no plans to impose those fees. The Distribution Plan was adopted in order to permit the imposition of fees in the future, in the event that Rule 12b-1 fees begin to be used by ETFs. If such fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund. If fees were charged under the Distribution Plan, the Manager could be authorized to receive Rule 12b-1 fees from the Fund regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of the Fund. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the Fund. Certain sub-advisors for the ETFs in the American Beacon Funds Complex have entered into arrangements with the Manager to share a portion of the costs for distribution activities.

Securities Lending Fees
As compensation for services provided by the Manager in connection with securities lending activities conducted by  the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

The Distributor
Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Foreside” or “Distributor”) is the Fund’s distributor and principal underwriter of the Fund’s shares.

Foreside’s principal address is 190 Middle Street, Suite 301, Portland, ME 04101. Foreside is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Manager, the sub-advisor or any national securities exchange. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section. Shares in less than Creation Units are not distributed by the Distributor.

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers also may be Authorized Participants or DTC Participants (as defined below).

Since the Fund had not commenced operations prior to the date of this SAI, no underwriting discounts and commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation have been paid to, or retained by, the Distributor.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from the Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (ii) if the Fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of the Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund. Trading prices of shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares.

As in the case of other stocks traded on the Exchange, broker commissions on purchases or sales of shares in market transactions will be based on investors’ negotiated commission rates.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Book Entry Only System

The information below supplements and should be read in conjunction with the Prospectus, and is provided by the Depository Trust Company.

The Depository Trust Company (“DTC”), New York, NY, acts as securities depository for the Fund’s shares (in this section, the “Securities”). The Securities are issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered Security certificate is issued for the Securities, in the aggregate principal amount of such issue, and is deposited with DTC.

DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments (from over 100 countries) that DTC’s participants (“Direct Participants” or “DTC Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, NSCC (as defined below) and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC’s records. The ownership interest of each actual purchaser of each Security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

To facilitate subsequent transfers, all Securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of Securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to Securities unless authorized by a Direct Participant in accordance with DTC’s Money Market Instrument  Procedures. Under its usual procedures, DTC mails an omnibus proxy (“Omnibus Proxy”) to the Trust as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the Securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Trust or its agent, on payable date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC, the Trust’s agent, or the Trust, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the Trust or its agent, disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to the Trust’s agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant’s interest in the Securities, on DTC’s records, to the Trust’s agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC’s records and followed by a book-entry credit of tendered Securities to the Trust’s agent’s DTC account.

DTC may discontinue providing its services as depository with respect to the Securities at any time by giving reasonable notice to the Trust or its agent. Under such circumstances, in the event that a successor depository is not obtained, Security certificates are required to be printed and delivered.

The Trust may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that the Trust believes to be reliable, but the Trust takes no responsibility for the accuracy thereof.

OTHER SERVICE PROVIDERS

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the transfer agent (“Transfer Agent”), custodian (“Custodian”) and dividend disbursing agent for the Fund. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.

Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust, and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain series of the American Beacon Funds Complex.

The Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd., Suite 500, Boston, MA 02210.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

CREATION AND REDEMPTION OF CREATION UNITS

General
The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day”, as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, but may be closed at other times. When a  holiday  observed by the NYSE falls on a Saturday, the NYSE will not be open for business on the preceding Friday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. In its discretion, the Board or the Manager, as the Board’s delegate, establishes the number of shares in a Creation Unit and reserves the right to increase or decrease the number of the Fund’s shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“CNS System”) of the National Securities Clearing Corporation (“NSCC”) (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant that has entered into an authorized participant agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the authorized participant agreement and any handbook governing the Authorized Participants (collectively, the “AP Agreement”). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an AP Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, orders placed through an Authorized Participant may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of the Fund through an Authorized Participant or on the secondary market.

Because the investments of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to purchase or redeem their shares of  the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Custom Baskets
The Basket of securities comprising a Fund Deposit and a Fund Redemption (each, as defined below) may be representative of the Fund’s   portfolio holdings; or the Fund may utilize Custom Baskets provided that certain conditions are met. A “Custom Basket” is (i) a basket that is composed of a non-representative selection of the Fund’s  portfolio holdings, (ii) a representative Basket that is different from the initial Basket used in transactions on the same Business Day, or (iii) a Basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of Baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Manager or its affiliate, and/or sub-advisor  who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Manager or sub-advisor (as applicable) may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a Basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether and to what extent to utilize cash in the Basket, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the Custom Basket increases the liquidity of the Fund’s  portfolio, noting that a Custom Basket may not be accepted which adversely affects the liquidity position of the Fund’s  portfolio when other Basket options exist; (5) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading in Fund shares; and (6) with respect to index-based strategies, whether the securities, assets and other positions aid the Fund to track its underlying index. The policies and procedures apply different criteria to different types of Custom Baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Purchases of Creation Units
The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (“Deposit Securities”) or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Basket”) and the “Cash Component,” which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Basket. Together, the Deposit Basket and the Cash Component constitute the “Fund Deposit.”

The Custodian makes available through the NSCC on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the required number of shares of each Deposit Security and/or Deposit Cash, as applicable, in the Deposit Basket, and the estimated amount of the Cash Component to be included in the current Fund Deposit. Such Fund Deposit will normally be applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. The means by which the Deposit Basket and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

The identity and number of shares of the Deposit Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s Index, if any.

Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component.

The Manager or sub-advisor (as applicable), on behalf of the Fund, may convert subscriptions that are made in whole or in part in cash, including Deposit Cash, into the relevant foreign currency (as necessary) prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund invests any cash received in foreign investments.

Placement of Purchase Orders
To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order in proper form to purchase the Fund’s shares (a “Purchase Order”). Such Purchase Order must be received by the Distributor or its agent no later than the cut-off time designated by the Fund (the “Cutoff Time”) on any Business Day to receive the applicable day’s NAV. Investors who are not Authorized Participants and seek to place a Purchase Order for a Creation Unit through an Authorized

Participant should allow sufficient time to permit proper submission of the Purchase Order to the Distributor by the Cutoff Time on the applicable Business Day. Custom Purchase Orders, if accepted by the Fund, must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit Purchase Orders. A Purchase Order is considered to be in proper form if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the Purchase Order are properly followed.

Creation Unit Purchase Orders must be transmitted by an Authorized Participant by a method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Purchase Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee; and those purchasing Creation Units will bear the risk of changes in the value of the Fund’s investments and the currency exchange rate between the time they place their order and the time that the Fund invests any cash received in such markets. The Distributor, in its discretion, may permit the submission of Purchase Orders and requests by or through an Authorized Participant via communication through the facilities of a proprietary website maintained for this purpose. A Purchase Order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Issuance of, Creation Units
All questions as to whether a Purchase Order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The  Fund reserves the right to reject or revoke acceptance of a Purchase Order, for any reason, provided that such action is not in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Fund may reject or revoke acceptance of a Purchase Order including, but not limited to, when (i) the Purchase Order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Fund Deposit is not legally required or would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor, the sub-advisor and the Manager make it impracticable to process Purchase Orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such Purchase Orders. The Fund, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the Purchase Order may be rejected.

The  Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or, in its sole discretion, to require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a Purchase Order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will then be transmitted to the Authorized Participant that placed the Purchase Order. Creation Units typically are settled within one business day, subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than within one business day, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than within one business day in order to, among other matters, accommodate non-U.S. market holiday schedules, closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates and in certain other circumstances.

Creation Transaction Fees
A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

Fund	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
American Beacon Ninety One International Franchise ETF	$350 (In-kind basket; in-kind and cash basket) $100 (All cash basket)	2.00%
*	As a percentage of the value of the Creation Unit(s) purchased.

The Manager may adjust the transaction fees from time to time based on actual experience.

Redemptions of Creation Units

The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of designated securities (“Redemption Securities”) or cash for all or any portion of such securities (“Redemption Cash”) (collectively, the “ETF Fund Securities” or “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.”

The Custodian normally makes available through NSCC on each Business Day, prior to the opening of regular trading on the Exchange, a complete list of the Fund’s portfolio holdings, and may also make available through NSCC the list of names and the number of shares of each Redemption Security and/or Redemption Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Redemption. Such Fund Redemption is applicable, subject to any adjustments as described below, for redemptions of Creation Units of the Fund until such time as the next-announced Fund Redemption is made available. The delivery of Fund shares will be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. The identity and number of shares of the Redemption Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Redemption Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s investments and may not be the same as the Deposit Securities.

Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.

The Manager or the sub-advisor, as applicable, on behalf of the Fund, may sell investments denominated in foreign currencies and convert such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, including Redemption Cash. Those redeeming Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their Redemption Order and the time that the Fund converts any investments into U.S. dollars.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order in proper form to redeem shares of the Fund (a “Redemption Order”) for receipt by the Distributor or its agent no later than the redemption Cutoff Time designated by the Fund on any Business Day in order to receive the applicable day’s NAV. Investors who are not Authorized Participants and seek to place a Redemption Order for a Creation Unit through an Authorized

Participant should allow sufficient time to permit proper submission of the Redemption Order to the Distributor by the Cutoff Time on the applicable Business Day. Custom Redemption Orders, if accepted by the Fund, must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit redemption requests. A redemption request is considered to be in proper form if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the Redemption Order, such as, in the case of Redemption Orders submitted through the Transfer Agent’s website, the completion of all required fields, and provided that instructions as set forth in the AP Agreement are properly followed.

Redemption Orders must be transmitted by an Authorized Participant by a method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions to an Authorized Participant. Redemption Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee; and those redeeming Creation Units will bear the risk of changes in the value of the Fund’s investments and the currency exchange rate between the time they price their order and the time that the Fund is able to convert its investments to cash in such markets. The Distributor, in its discretion, may permit the submission of Redemption Orders by or through an Authorized Participant via communication through a proprietary website maintained for this purpose. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether a Redemption Order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The  Fund reserves the absolute right to reject a Redemption Order if the Redemption Order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will notify the Authorized Participant of such rejection, but the Fund, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by the Fund of the Fund Securities, including Redemption Securities and/or Redemption Cash, as applicable, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected.

To the extent contemplated by the AP Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking may be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 115% of the value of the missing shares, which the Trust may change from time to time. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The AP Agreement permits the Trust, on behalf of the Fund, to purchase the missing Fund shares at any time subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Redemption Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Redemption Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Redemption Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash.

In addition, because redemptions of shares for Redemption Securities are subject to compliance with applicable  U.S. federal and state securities laws, the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Redemption Securities or cannot do so without first registering the security under such laws.

Once the Fund has accepted a Redemption Order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Transfer Agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the Redemption Order. Deliveries of redemption proceeds by the Fund typically are settled within one business day (or a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law), but may be made up to seven days later, particularly in stressed market conditions. The Fund reserves the right to settle redemption transactions up to 15 days later to accommodate non-U.S. market holiday schedules (see “Postponement of Redemptions” below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or, in its sole discretion, to require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Redemption Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

Fund	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE[1]
American Beacon Ninety One International Franchise ETF	$350 (In-kind basket; in-kind and cash basket) $100 (All cash basket)	2.00%
1	As a percentage of the value of the Creation Unit(s) redeemed.

The Manager may adjust the transaction fees from time to time based on actual experience.

Taxation on Creation and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the U.S. Internal Revenue Service may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Postponement of Redemptions

For every occurrence of one or more intervening holidays in applicable non-U.S. markets, the redemption settlement cycle may be extended by the number of days of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement cycle. In no event will the settlement cycle be longer than 15 calendar days.

The  Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

PORTFOLIO MANAGERS

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the sub-advisor and is set forth below. The number of accounts and assets is shown as of August 31, 2025.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ninety One North America, Inc.
Abrie Pretorius	1 ($447 mil)	8 ($14.0 bil)	31 ($15.1 bil)	None	None	None
Clyde Rossouw	1 ($447 mil)	14 ($20.5 bil)	56 ($16.4 bil)	None	None	3 ($67 mil)
Elias Erickson	1 ($447 mil)	8 ($13.7 bil)	30 ($13.6 bil)	None	None	None

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor as of August 31, 2025.

The sub-advisor performs investment management and investment advisory services for various clients, including the Fund, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, the sub-advisor may give advice and take action in the performance of its duties for a particular client that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.

It is also possible that in the course of the sub-advisor’s business, investments for the sub-advisor’s clients will overlap with investments for the clients of an affiliate of the sub-advisor and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for all accounts to participate fully. Because the sub-advisor provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing particular accounts. The sub-advisor may also have an incentive to favor accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay the sub-advisor a performance-related fee, or a higher fee level or greater fees overall.

To address such conflicts, the sub-advisor has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, the sub-advisor seeks to treat all of its clients in a fair and equitable manner and will act in a manner that the sub-advisor believes to be in the best interests of clients. The sub-advisor seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients.    Messrs. Erickson, Pretorius and  Rossouw manage multiple accounts for the sub-advisor, including a Fund. In addition, Messrs. Erickson, Pretorius and Rossouw each serve as portfolio manager of certain private investment funds and client accounts that are managed by affiliates of the sub-advisor. As such, each of Messrs. Erickson, Pretorius and Rossouw will not devote their full business time to a Fund, but will devote such time as they, in their sole discretion, deem necessary to carry out their role effectively.

Each of  Messrs. Erickson, Pretorius and Rossouw will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that they believe is applicable to such accounts. Each of  Messrs. Erickson, Pretorius and Rossouw may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to other accounts (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Messrs. Erickson, Pretorius and Rossouw may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which certain other accounts invest. In circumstances where conflicts occur, the sub-advisor seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.

Potential conflicts of interest may also arise in connection with the knowledge by an employee of either the sub-advisor and/or an affiliate of the sub-advisor about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. The sub-advisor manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the sub-advisor’s code of ethics.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of August 31, 2025.

The compensation for the portfolio managers includes fixed pay, pension contribution, employee benefits, and annual discretionary variable compensation which may comprise both cash and deferred elements. Fixed compensation including salaries are reviewed annually and designed to reflect the relative skills and experience of, and contribution made by, each employee. The following qualitative and quantitative factors are considered in determining annual discretionary variable compensation: the profit of the overall firm; multi-year investment and financial performance of specific business units; behavior consistent with the culture and values of the firm; scope of responsibility and individual contribution to the performance of the business; the attitude and behavior of employees towards risk consciousness, internal controls, risk management and regulatory compliance; specific input from risk and compliance functions regarding concerns about the behavior of individual employees; market sector norms and peer group comparisons; and the quality and level of leadership and collaboration, the ability to grow and develop business and client relationships, and the development of self and others.

Ownership of the Fund

The Portfolio Managers’ beneficial ownership of the Fund  is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. The Fund  has  not commenced operations prior to the date of this SAI. Accordingly, the Portfolio Managers do not beneficially own any shares of the Fund  as of the date of this  SAI. The table below sets forth the Portfolio Managers’ beneficial ownership of the Predecessor Fund as of  August 31, 2025, as provided by the sub-advisor:

Name of Investment Advisor and Portfolio Managers	American Beacon Ninety One International Franchise Fund
Ninety One North America, Inc.
Elias Erickson	$100,001 - $500,000
Abrie Pretorius	$100,001 - $500,000
Clyde Rossouw	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s NAV), and other information provided to the Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the Fund’s investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio turnover increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

The Fund  had not commenced operations prior to the date of this SAI. Accordingly: no brokerage commissions were paid by the Fund during the previous three fiscal years; the Fund did not receive any compensation as a result of participation in the commission recapture program during the prior fiscal year; the  Fund directed no transactions to brokers in part because of research services provided and paid no commissions on such transactions during the past fiscal year; and the Fund did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Fund executed transactions or sold shares during the prior fiscal year.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the Fund will qualify each taxable year as a RIC under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the  Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies (together with Qualifying Other Income (as defined below), “Qualifying Income”), or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)” (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

•	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and

•	Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment  — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders; and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund’s income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”)  that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.   It is impossible to determine the effective rate of the Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which  the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

If the Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.

Taxation of the Fund’s Shareholders

General - For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify as qualified dividend income.

Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss.) The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will: (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on or before December 31 of that year even if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If the Fund makes a “return of capital” distribution to its shareholders – i.e., a distribution in excess of its current and accumulated earnings and profits – the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a sale of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the sale; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the NAV of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

An individual shareholder of the Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - The  Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the  Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.

Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”)  — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “effectively-connected” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, “short-term capital gain dividends” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the  Fund pays. As discussed more fully below, the  FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from the  Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the  Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the  Fund will need to provide the financial intermediary through which it holds Fund shares with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the  Fund.

Creation and Redemption of Creation Units - An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Tax Shelter Reporting Regulations - Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single tax year or, for a corporate shareholder, $10 million or more in any single tax year, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulation in light of their individual circumstances.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends  and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s  situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

FINANCIAL STATEMENTS

In a reorganization that closed on November 15, 2024, the Predecessor Fund had adopted the financial statements of the Prior Predecessor Fund. The audited financial statements of the Prior Predecessor Fund are incorporated by reference to Item 7 of the  Prior Predecessor Fund’s Form N-CSR for the fiscal year ended October 31, 2024. Certain information in those financial statements was audited by the independent registered public accounting firm of the Prior Predecessor Fund. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm The unaudited financial statements of the Predecessor Fund are incorporated by reference to Item 7 of the Predecessor Fund’s Form N-CSR for the fiscal period ended February 28, 2025. The unaudited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, and notes. PricewaterhouseCoopers LLP, an independent registered public accounting firm, has been appointed to serve as the independent registered public accounting firm for the  Fund to audit and report on the Fund’s annual financial statements.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring ETF and the Target Fund, and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Conversion, are included in the section entitled “Summary – Fees and Expenses” in the Proxy Statement/Prospectus.

There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring ETF.

The R5 Class of the Target Fund will be the accounting and performance survivor of the Acquiring ETF in the Conversion. There are no material differences in accounting policies of the New ETF as compared to those of the Target Fund.

The Conversion will not result in a material change to the Target Fund’s investment portfolio because the investment objectives, principal investment strategies and fundamental investment policies/restrictions of the Target Fund are substantially similar to those of the Acquiring ETF. As a result, a schedule of investments of the Acquiring ETF modified to show the effects of such changes are not required and are not included.

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust (collectively, the “Funds”). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon’s interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund’s shares in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES
Last Amended August 28, 2023

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds, the American Beacon Select Funds (“Select Funds”), and the American Beacon Institutional Funds Trust (collectively, the “Funds”). Therefore, this Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds’ respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

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When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager’s interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

PROXY VOTING POLICY FOR THE SUB-ADVISOR

NINETY ONE NORTH AMERICA, INC.

Proxy voting guidelines

Ninety One has  organised its assessment of corporate governance-related matters under five broad areas which guide its voting decisions:

1.	Leadership and strategic control

2.	Alignment with the long term

3.	Climate change

4.	Protecting client capital

5.	Audit and disclosure

Leadership and strategic control

The board and its directors

The board determines the strategic direction of the company, taking into account the interests of the company and all its stakeholders. The board bears ultimate responsibility for the long-term sustainable success of the company.

Although board structures vary across countries, Ninety One expects boards to:

•	Be sufficiently independent, so as to protect all shareholders’ interests.

•	Have adequate executive representation, so as to provide significant operational insight.

•	Provide strong and diverse oversight, underpinned by a variety of skills and experiences that replicate the business’s key features and geographies.

•	Maintain an optimal board size, with appropriate board refreshment, succession plans and correct attendance to find the right balance between fresh perspectives and company history.

Ninety One believes directors should stand for re-election regularly, and that there should be clear and detailed disclosures of a director’s background. These should be made available to shareholders to facilitate the assessment of their suitability.

Ninety One expects a board to include a sufficient number of independent directors. Some common obstacles to independence include:

•	Founder status

•	Family relations with senior executives or founders

•	Excessive tenure

•	Having served as an executive in the previous five years

•	Having business relationships with the company or its executives

•	A shareholding in the company of over 10% of the issued share capital

Interlocking directorships

The chair leads the board and is responsible for its overall effectiveness in directing the company. Should the company be large and complex in nature, or the chairperson not be independent, Ninety One would require a suitably experienced and senior board member to be appointed as the Lead/Senior Independent Director (LID/SID). The LID should be able to engage independently with owners on governance-related issues.

The LID should also assume key governance responsibilities, including the supervision of the annual evaluation of the chairperson. The LID should also handle specific issues relating to conflicts of interest of board members, should the chairperson not be independent. Ninety One considers a combined chairperson and CEO role to be a governance risk.

The voting guidelines arising from the above are as follows:

•	Unless there is a particular context and explanation, Ninety One may not support the (re)election of the chairperson where:

○	They are considered to be not independent.

○	They are the former CEO.

○	There has been a clear failure to conduct periodic reviews of the performance of the board.

○	They have repeatedly refused to adhere to reasonable disclosure requests.

○	There has been a disregard for the interests of stakeholders, including in relation to the environmental and social risks and impacts of the company.

○	There is a lack of succession planning and there is no engagement on the topic.

○	Shareholder rights and the ability to communicate with the board have been impaired.

○	There are persistent and unaddressed governance failures that pose a material risk, unless the board has provided a strong rationale.

•	Ninety One may vote against a combined chair and CEO board structure, although it will consider all circumstances, including duration of the appointment, the potential concentration of power and explicit disclosures on how conflicts of interest have been managed.

•	Ninety One may not support non-independent directors where the overall board balance is not majority independent or does not at least meet the local market requirements.

•	Ninety One generally accepts proportional representation of shareholdings on the board, so long as minority shareholders’ interests are respected.

•	Ninety One will, in the first instance, focus on non-independent non-executive directors who also serve as key committee members when the overall board is not majority independent.

•	Where executive directors sit as committee members, Ninety One may vote against the executive directors.

•	Ninety One may vote against directors, including the chairperson, if, from a sustainability point of view, there are unmitigated risks, poor disclosure, incidents and failure to appropriately manage and anticipate environmental and social risks which have resulted, or may result, in the destruction of shareholder value.

•	Ninety One may vote against the re-election of any director who has not attended 75% of the total number of board and relevant committee meetings in the period since they were last elected to the board, unless an appropriate explanation has been provided.

•	Ninety One may vote against directors who, due to having accumulated multiple board roles at other publicly listed companies or large unlisted companies, run the risk of not being able to properly discharge their fiduciary duties. Ninety One will look at the number of external roles, the roles themselves, and the market capitalisation of the companies concerned.

•	Ninety One prefers boards that are adequately sized and may vote against certain directors if it considers the board to be too large and unwieldy.

•	Ninety One expects timely disclosure of names and biographical details of all nominees, and may vote against candidates where such information is not disclosed.

•	As a general principle, Ninety One does not support bundled directors’ elections, although it will be guided by regional best practice.

•	Ninety One does not support proposals that remove directors from being re-elected by either a clean slate (100% of the board) or by rotation (usually 33% per year).

•	Ninety One does not generally support the election of alternate directors.

Board committees

Ninety One expects the audit, remuneration and nomination committees to comprise non-executive directors only and be chaired by an independent non-executive director. Ninety One may vote against non-independent directors when the structures below are not in place, or when the discharge of duties by each of the committees does not meet the principles it expects companies to uphold.

Audit committee
The audit committee has a crucial role in safeguarding investors’ interests, as it is responsible for the integrity of the financial statements, risk management and auditor appointment. Given this key role, Ninety One expects audit committees to comprise independent non-executive directors only. They should comprise a minimum of three members with at least one with recent and relevant financial expertise.

Remuneration committee
The remuneration committee is responsible for designing and implementing the remuneration scheme for the company’s executive directors and senior management, including consideration of remuneration related to the management of the environment and social risks and impacts. In this capacity, it should have knowledge of pay structures across the organisation, including that of the CEO, as well as being aware of the gender-pay-gap ratio and other relevant diversity factors. Ninety One expects remuneration committees to be fully independent where called for by market practice, and prefers at least some remuneration committee members to be, or have been, remuneration committee members at other publicly listed companies or to have had similar experience.

Nomination committee
The nomination committee is responsible for ensuring that the board comprises directors with a good range of relevant skills and knowledge and that they collectively represent diversity. It is tasked with designing and implementing robust board-evaluation and succession-planning policies. Ninety One expects nomination committees to be majority independent.

■	Ninety One may vote against the chair of the nomination committee if, after engagement, there is a failure to ensure appropriate diversity on the board, including ethnicity and gender for example.

■	Ninety One may vote against the nomination committee chairperson or the board chairperson in cases where it believes that the necessary skills/ diversity are lacking on the board, including in relation to climate change and transition.

■	Ninety One may vote against the nomination committee chairperson or board chairperson in cases where there is no indication that proper and ongoing board assessments and succession planning are taking place.

Alignment with the long term: remuneration and sustainability

Ninety One  recognises the importance of long-term alignment and looks at it from two main perspectives: (i) alignment of remuneration with the creation of long- term sustainable value; and (ii) the governance system’s ability to understand, monitor and mitigate any social, ethical and environmental risks, including managing stakeholder relations.

Ninety One believes that long-term environmental and societal sustainability considerations should be part of a board’s long-term oversight and should be reported to stakeholders in an annual report using leading global reporting standards as defined in regulation or by voluntary initiatives such as  CDP, SASB (Sustainability Accounting Standards Board) or the GRI (Global Reporting Initiative). The direct implications of a business’s operations on the supply chain and the impact of its products and services on both society and the environment should be carefully considered. In Ninety One’s engagement with boards and in its governance assessments, it may assess the board’s performance in this respect and vote against directors when it believes long-term sustainability considerations are not being adequately addressed.

Where appropriate, Ninety One will also work with policymakers and advocacy groups on these matters.

Ninety One expects remuneration schemes to be aligned with shareholders’ interests, and promote the long-term success of the company. It also expects the remuneration committee to be able to justify pay structures and levels in relation to three main criteria: market practice, sector practice and the company’s  performance.

The hard-governance remuneration principle that Ninety One considers across all geographies is the existence of a strong and identifiable link between pay and performance. It therefore expects executive directors’ actual pay-outs to mirror shareholders’ experience, and the company’s disclosure to be substantial and substantive enough for such an assessment to take place.

The voting guidelines arising from the above include the following:

•	Ninety One may vote against remuneration resolutions where there is insufficient disclosure to assess the schemes, and/or where existing disclosure does not follow the regulatory guidelines of the relevant jurisdiction.

•	Ninety One places special emphasis on clear and meaningful performance metrics and targets, which should be linked to the company’s strategy and include stretching vesting levels. The lowering of targets may only be accepted in exceptional circumstances.

•	Ninety One prefers schemes with several performance metrics that should be relative and under the effective control of the executive directors.

•	Ninety One requires a minimum performance period of three years and favours schemes with a subsequent vesting period.

•	Ninety One require malus and clawback provisions to be in place.

•	Ninety One may vote against remuneration resolutions if the remuneration approach fails to ensure appropriate remuneration related to the management of environmental and social risks and impacts.

•	Ninety One may vote against remuneration resolutions if it is concerned about pay outcomes and not all the members of the remuneration committee are independent.

•	Ninety One may vote against remuneration resolutions where there is not a healthy balance between fixed and variable pay and, within the latter, a relevant split between short- and long-term compensation.

•	Ninety One will consider not only maximum pay-outs allowed under the policy, but also year-on-year granted amounts, and will consider this in the context of the company’s size, sector, maturity and previous payment history. Remuneration committees should have the ability to exercise discretion within the boundaries of applicable employment laws and regulations. However, discretion should be exercised with caution and its use publicly justified.

•	Ninety One may vote against untoward salary increases without appropriate justification and excessive pension arrangements. Ninety One will vote against proposals that include variable pay within pension entitlement or where pension arrangements are not aligned with the broader workforce, and may vote against increases that are triggered entirely by benchmarking exercises.

•	Ninety One will vote against plans that can be materially amended without shareholder approval.

•	Ninety One does not support retrospective/inflight amendments to incentive schemes, nor the repricing of options, except in exceptional circumstances when not doing so may result in the interests of management and shareholders not being aligned.

•	Ninety One does not typically support transaction bonuses.

•	Ninety One expects dilution levels to be kept to a minimum.

•	On recruitment, Ninety One expects companies to pay no more than is strictly necessary. If buy-out awards are agreed, it expects like-for-like structures together with an explanation of the link between pay and performance in the old and new schemes. Ninety One may vote against such schemes if these conditions are not met.

•	Ninety One may vote against severance payments that are not aligned with the company’s remuneration policy and those exceeding contractual requirements. Severance payments should be subject to the same performance tests and pro- rated for time served. Ninety One will vote against accelerated vesting provisions and severance payments lacking disclosure of their terms.

•	Ninety One may vote against any option schemes where there is automatic vesting on a change in control of the company.

Climate change

Ninety One expects boards to be able to demonstrate ‘climate competency’ in their communications with investors and therefore supports the recommendations of the  Taskforce on Climate-Related Financial Disclosures (TCFD). Where climate change is identified as a material issue for the business, companies are expected to have sufficient expertise and experience on the board to ensure effective strategic and operational oversight. Ninety One may vote against the report and accounts of companies faced with material climate risk where little or no progress has been made in terms of providing the market with investment-relevant climate disclosures. Furthermore, where Ninety One deems insufficient action is being taken on the issue of climate change, it might cast a vote against the chair of the board and/or other key directors.

Ninety One typically supports shareholder proposals seeking to improve disclosures and transparency by companies facing material carbon risks. In line with its approach to any shareholder resolution, it will consider any climate-related resolution in the context of the individual business and the existing activities to climate risk. When reviewing a resolution, Ninety One also considers the progress made to date and commitments already disclosed by the company. It seeks to support resolutions which are appropriate, relevant and practical for the company in question and its regional context.

Protecting client capital – capital management and shareholder rights

A board’s authority to raise capital through the issuing of shares, and its ability to decide on how it allocates the income attributable to shareholders (dividend payments or share repurchases), represent an important vote on a set of different resolutions. In many cases, these resolutions are presented as renewable authorities.

While providing the board with flexibility, general authorities can result in a significant erosion of shareholder value. Therefore, Ninety One will apply constraining votes on general authorities, preferring that specific and well-motivated authorities are sought from time to time as needs arise. This is core to Ninety One’s duty to protect its clients’ capital. If there is any indication that these authorities have been used in a reckless and irresponsible manner, this will be reflected in the voting decisions relating to the leadership of the company.

Corporate actions arise from time to time which require shareholder approval. Ninety One will consider such situations on a case-by-case basis, through carefully assessing how the interests of its clients can be best served. Ninety One will actively oppose efforts on the part of management or significant shareholders to reduce the broader shareholder rights (anti- takeover measures, ‘poison pills’ and alterations to company constitutions). The presentation of such resolutions to shareholders is often an indication of a governance deficiency and should be accompanied by votes relating to the leadership of the company.

On authority to issue shares, Ninety One may:

•	Vote against the general authority to issue shares with an attached right of pre-emption of more than 33% of the issued share capital of the company.

•	Vote against the general authority to issue shares without attached right of pre-emption of more than 10% of the issued share capital of the company. In the UK, Ninety One accepts a 20% issuance authority if it follows the Pre-Emption Rights Group principles.

•	Vote against any general authority to issue shares for cash above 5%.

•	Vote against any issue of shares for cash where the discount limit is more than 5%.

•	Vote against all general authorities where management has a record of destroying company value as assessed by Ninety One’s own investment process.

•	Vote against the issue of shares to option schemes that it has actively opposed, or where it has opposed the adoption of the remuneration report.

In a case where the company has been irresponsible with respect to the issuing of shares, Ninety One may not support the re-election of the chairperson and any incumbent directors and will not support any resolutions to issue shares.

Ninety One will not support any general authorities to issue shares where the share price is substantially below its intrinsic value. Ninety One will not support any general or specific authorities to issue shares if they are deemed to have the intention of intervening in the market for corporate control or establishing a control group in the company.

Ninety One will actively oppose any issue of shares where the underwriter is a holding company which could be perceived to be increasing its holding in the company through taking up  unsubscribed shares.

On the repurchase of shares, Ninety One will consider supporting the request when:

•	There is sufficient liquidity in the market.

•	The company has substantial cash resources and the repurchase scheme is a viable and tax-efficient method of returning cash to shareholders.

•	The company has a track record of cancelling treasury shares rather than re-issuing them to share option schemes (unless this intention has been declared in advance).

•	There is no conflict of interest with the company’s management incentive policy.

•	The share price at the time of the general authority is substantially below its intrinsic value as assessed by Ninety One’s own investment process.

•	There is a robust argument as to how the share repurchase scheme will add more value to shareholders than a cash dividend, repaying debt or making appropriate investments to enhance efficiency or expand operations.

•	The company has sufficient balance-sheet strength and cash resources not to place it under any form of financial strain.

If Ninety One has either supported or rejected a share repurchase scheme and the resolution has been carried, but management has used this authority in an improper manner, Ninety One may vote against the re-election of the chairperson of the company and incumbent directors. On dividends and capital distributions, Ninety One will vote against the payment of a dividend if it will clearly place the company under financial stress. If Ninety One determines that the company is withholding income from shareholders and not using surplus reserves to any productive pursuit, such as reducing debt, it will consider:

•	Making a symbolic vote against the adoption of the financial statements.

•	Voting against the re-election of incumbent directors.

Where a capital distribution is clearly being used to obfuscate another proposal by the company that diminishes shareholder rights, establishes an anti-takeover mechanism or results in any form of reduction in management accountability, Ninety One will vote against the linked resolution. On changes in shareholder rights via amendments to company constitutions, Ninety One will oppose any:

•	‘Poison pill’ proposals in any form.

•	Any resolutions that propose new share classes that have proportionately higher voting rights than existing share classes.

•	Any resolutions that absolve directors from either their fiduciary responsibilities to owners or their re-election through an ordinary resolution.

Audit and disclosure

Audits are among the most important protections for shareholders’ capital as well as for the company. Consequently, Ninety One attaches much importance to both the quality and the independence of the audit process. The financial statements audit offers credibility and comfort to all stakeholders. The board is responsible for presenting a fair, balanced and understandable view of the financial position of the company. Therefore, it relies on both a robust internal and external audit process as well as employing an appropriate level of oversight.

When voting on resolutions relating to the appointment of auditors, Ninety One considers the suitability of the auditor on a case-by-case basis, considering the context of the business, the market and its respective laws. Ninety One recognises the importance of a healthy, competitive audit market, but does not expressly take a view on whether companies should use small or large audit firms. Ninety One will also consider the total fee for the audit, which should also not make up a significant portion of the audit firm’s total turnover.

Non-audit work is sometimes necessary but should be kept to a minimum and require prior audit committee approval. The detail around the fees related to both audit and non-audit work should be disclosed to shareholders.

Ninety One may vote against the re-election of the auditor if:

•	There are repeated and material misstatements in the annual financial statements.

•	A disproportionate (+40%) amount of the auditor’s total fee over the previous three years is derived from non-audit services. In markets where it is not required or best practice to disclose non-audit fees, Ninety One aims to engage with companies to encourage such disclosure.

•	The auditor is engaged with conducting the internal audit.

•	The auditor has been in place for more than 10 years and there has not been a recent tender process and there are no plans to put the audit out to tender. This may also result in the withdrawal of support for the audit committee chairperson.

Accurate, timely and full disclosure is essential to Ninety One’s investment and capital-allocation process. Appropriate disclosures allow us to evaluate continuously a company’s position, engage with management and better understand it. In alignment with international standards, disclosure should be honest, unbiased, balanced, material, clear, complete, relevant, inclusive, consistent, comparable and timely.

Ninety One may vote against the approval of the financial statements resolution when:

•	There is a clear deficiency in information.

•	There has been an attempt to hide or obfuscate materials.

•	There are serious omissions, or there has been an audit qualification.

Ninety One may vote against specific transactions where there appears to be a material deficiency with respect to the information provided to shareholders.

APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. The MIG/VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

The MIG/VMIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX D

GLOSSARY

American Beacon or the Manager	American Beacon Advisors, Inc.
Authorized Participant	A DTC Participant that has entered into an Authorized Participant Agreement with the Distributor to purchase and redeem Creation Units of the Fund
Basket	A basket of securities which, together with a specified cash payment, or, in certain circumstances, for an all cash payment, the Fund exchanges for Creation Units
Beneficial Owners	Owners of beneficial interests in shares of the Fund
Board	Board of Trustees
Brexit	The United Kingdom's departure from the European Union
Business Day	Any day on which the NYSE Arca is open for business
CCO	Chief Compliance Officer
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Creation Unit	Aggregations of a specified number of shares of the Fund
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Distribution Plan	The Trust’s distribution plan under Rule 12b-1 under the Investment Company Act
Distributor	Foreside Financial Services, LLC, the principal underwriter of the Fund’s shares
Dividends	Distributions from the Fund’s net investment income
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction.
DTC	The Depository Trust Company
DTC Participants	Participants of DTC, which include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC
ETF	Exchange-Traded Fund
EU	European Union
Exchange	NYSE Arca Inc., a national securities exchange on which shares of the Fund are listed
FINRA	Financial Industry Regulatory Authority, Inc.
Forwards	Foreign Currency Forward Contracts
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Indirect Participants	Organizations such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRS	Internal Revenue Service
Management Agreement	The Fund’s Management Agreement with the Manager
Manager	American Beacon Advisors, Inc.
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures

D-1

QDI	Qualified Dividend Income
RIC	Regulated Investment Company
RIH	Resolute Investment Holdings, LLC
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
Trust	American Beacon Select Funds
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom

D-2

PART C
OTHER INFORMATION

Item 15. Indemnification

See (i) the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of American Beacon Select Funds (the “Trust” or the “Registrant”), dated August 27, 2024, attached as Exhibit (a)(1) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-88343 and 811-09603) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2024 (“PEA No. 50”), and (ii) the Amended and Restated By-Laws, effective as of August 27, 2024,  (the “By-Laws”), attached as Exhibit (b) to PEA No. 50.

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

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The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article XI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article XI shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 2(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article XI; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Article III, Section 4.

(h) Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XII, Section 2, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article XI, Section 2 unless otherwise required under applicable law.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice.

Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund, and its or their shareholders, in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or any Fund or acting in any business of the Trust or such Fund, to be rendering such services to or acting solely for the Trust or such Fund and not as an officer, director, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement, which shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ninety One North America, Inc.  provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section  2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Section 6 of the Distribution Agreement with Foreside Financial Services, LLC, provides that:

6. Indemnification. The Trust agrees to indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor  Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable outside counsel fees incurred in connection therewith) (“Losses”) that a Distributor Indemnitee may incur arising out of or based upon: (i)

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Distributor serving as distributor for the Trust pursuant to this Agreement, including with respect to entering into the agreements referenced in Section 3(b)(i)(B) above (except Losses arising pursuant to the Distributor’s indemnification obligation in Section 6(b) below); (ii) the allegation of any willful misfeasance, bad faith, or gross negligence of the Trust or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities pursuant to this Agreement; (iii) any claim that the Registration Statement, Prospectus, Statement of Additional Information, shareholder reports, and Marketing Materials specifically approved by the Trust and a Fund’s investment adviser and filed or made public by or on behalf of the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust, in writing, by the Distributor for use in such materials; (iv) the breach by the Trust of any obligation, representation or warranty contained in this Agreement; or (v) the Trust’s failure to comply in any material respect with applicable securities laws. The Distributor shall act in good faith and in a commercially reasonable manner to mitigate any Losses it may suffer to the extent possible.

(b) The Distributor agrees to indemnify and hold harmless the Trust and each of its Trustees and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its Trustees and officers and its controlling persons are collectively referred to as the “Trust Indemnitees”) against any Losses arising out of or based upon (i) the allegation of any willful misfeasance, bad faith or gross negligence of the Distributor or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities pursuant to this Agreement; (ii) the breach of any obligation, representation or warranty contained in this Agreement by the Distributor; (iii) the Distributor’s failure to comply in any material respect with applicable securities laws, including applicable SEC and FINRA regulations; or (iv) any allegation that the Registration Statement, Prospectus, Statement of Additional Information,, shareholder reports, any information or materials relating to the Funds (as described in Section 3(f)) or other information filed or made public by or on behalf of the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust, in writing, by or on behalf of the Distributor for use in such materials. In no case (i) is the indemnification described in Sections 6(a) and 6(b) above provided by an indemnifying party to be deemed to protect it against any liability the indemnified party would otherwise be subject to by reason of its own willful misfeasance, bad faith, fraud or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the indemnifying party to be liable under the indemnity agreement contained in this Section with respect to any claim made against any indemnified party unless the indemnified party notifies the indemnifying party in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of service on any designated agent). Notwithstanding the foregoing, failure to notify the indemnifying party of any claim shall not relieve the indemnifying party from any liability that it may have to the indemnified party against whom such action is brought, on account of this Section, unless failure or delay to so notify the indemnifying party prejudices the indemnifying party’s ability to defend against such claim. The indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the indemnifying party elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party. In the event that indemnifying party elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by them. If the indemnifying party does not elect to assume the defense of any suit, it will reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by them. The indemnifying party agrees to notify the indemnified party promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the purchase or redemption of any of the Creation Units or the Shares.

(c) No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of Section 6(a) or 6(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action. This Section 6 shall survive the termination of this Agreement.

(d) The Trust acknowledges and agrees that as part of its duties, Distributor will negotiate and enter into AP Agreements with certain Authorized Participants for the purchase and redemption of Creation Units. The APs may insert and require that Distributor agree to certain representations, undertakings and indemnifications that are not included in the form-of AP Agreement (“Non-Standard Representations”). The Distributor will submit to the Trust or its counsel for review, comment and approval prior to execution by the Distributor any AP Agreement with such Non-Standard Representations and any other AP Agreement containing material changes from the “form of” AP Agreement as approved by the Trust (each, a “Non-Standard AP Agreement”). For avoidance of doubt, so long as the Distributor only executed a Non-Standard AP Agreement in compliance with this Section 6(d), the Trust shall indemnify, defend and hold the Distributor Indemnitees harmless from and against Losses arising out of or based upon any Non-Standard Representations made by the Distributor in the applicable Non-Standard AP Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard AP Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard AP Agreement.

(e) Notwithstanding anything contained herein to the contrary, neither party shall be liable to the other party for any indirect, special or consequential damages (“Indirect Damages”); provided that the foregoing limitation shall not apply with respect to Indirect Damages arising out of or relating to that party’s fraud or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission

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such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 16. Exhibits

Number		Exhibit Description
(1)	(a)

Amended and Restated Declaration of Trust, dated August 27, 2024, is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed November 25, 2024 (“PEA No. 50”)

(b)

Certificate of Designation for American Beacon Ninety One International Franchise ETF dated September 8, 2025, is incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed September 18, 2025 (“PEA No. 58”)

(2)		Amended and Restated By-Laws, effective as of August 27, 2024, is incorporated by reference to PEA No. 50
(3)		Voting Trust Agreements – (not applicable)
(4)		Form of Agreement and Plan of Reorganization and Termination – (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)
(5)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

(6)	(a)(i)

Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed January 30, 2024 (“PEA No. 47”)

	(a)(ii)	First Amendment to Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., dated February 1, 2024, is incorporated by reference to PEA No. 47
(a)(iii)

Second Amendment to Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., dated March 18, 2025, is incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed April 10, 2025 (“PEA No. 54”)

	(b)	Form of Investment Advisory Agreement by and between American Beacon Advisors, Inc. and Ninety One North America, Inc., is incorporated by reference to PEA No. 58
(7)	(a)

Distribution Agreement between American Beacon Select Funds and Foreside Financial Services, LLC, effective August 3, 2023, is incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed October 24, 2023 (“PEA No. 44”)

	(b)	First Amendment to Distribution Agreement between American Beacon Select Funds and Foreside Financial Services, LLC, effective February 1, 2024, is incorporated by reference to PEA No. 47
	(c)	Second Amendment to Distribution Agreement between American Beacon Select Funds and Foreside Financial Services, LLC, effective April 14, 2025, is incorporated by reference to PEA No. 54
(8)		Bonus, profit sharing or pension plans – (none)
(9)	(a)

Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 31, 1999, is incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed April 25, 2018

(b)

Form of Amendment to the Custodian Agreement regarding name change, dated November 30, 2001, is incorporated by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed November 30, 2001

(c)

Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 and addition of Rule 17f-7 of the 1940 Act, dated June 1, 2001, is incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed March 1, 2004

(d)

Amendment to Custodian Agreement, dated August 23, 2023, is incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed August 25, 2023 (“PEA No. 43”)

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Number		Exhibit Description
	(e)	Amendment to Custodian Agreement, dated January 18, 2024, is incorporated by reference to PEA No. 47
	(f)	Amendment to Custodian Agreement dated March 3, 2025, is incorporated by reference to PEA No. 54
(10)	(a)(i)	Distribution Plan pursuant to Rule 12b-1, dated August 7, 2023, is incorporated by reference to PEA No. 44
	(a)(ii)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1, effective January 17, 2024, is incorporated by reference to PEA No. 47
	(a)(iii)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1, effective March 18, 2025, is incorporated by reference to PEA No. 54
	(b)	Plan Pursuant to Rule 18f-3 – (none)
(11)		Opinion and Consent of Counsel — (filed herewith)
(12)		Opinion of Counsel on Tax Matters – (to be filed by subsequent amendment)
(13)		Other Material Contracts
	(a)(i)	Transfer Agency and Service Agreement by and between State Street Bank and Trust Company and American Beacon Select Funds, dated August 23, 2023, is incorporated by reference to PEA No. 43
(a)(ii)

First Amendment to Transfer Agency and Service Agreement by and between State Street Bank and Trust Company and American Beacon Select Funds, dated January 18, 2024, is incorporated by reference to PEA No. 47

(a)(iii)

Second Amendment to Transfer Agency and Service Agreement by and between State Street Bank and Trust Company and American Beacon Select Funds, dated March 3, 2025, is incorporated by reference to PEA No. 54

(b)(i)

Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 43

(b)(ii)

First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed April 29, 2021 (“PEA No. 36”)

(b)(iii)

Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 36

(b)(iv)

Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 36

(b)(v)

Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 36

(b)(vi)

Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 36

(b)(vii)

Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 36

(b)(viii)

Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 36

(b)(ix)

Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 36

(b)(x)

Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 36

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Number		Exhibit Description
(b)(xi)

Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 36

(b)(xii)

Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed August 2, 2021

(b)(xiii)

Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed April 27, 2023 (“PEA No. 38”)

(b)(xiv)

Thirteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 38

(b)(xv)

Fourteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of August 15, 2023, is incorporated by reference to PEA No. 43

(b)(xvi)

Fifteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., dated January 19, 2024, is incorporated by reference to PEA No. 47

(b)(xvii)

Sixteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of May 1, 2024, is incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A, File No. 333-88343, filed May 24, 2024

(b)(xviii)

Seventeenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of October 21, 2024, is incorporated by reference to PEA No. 50

	(c)	Form of Authorized Participant Agreement, is incorporated by reference to PEA No. 43
(14)		Consent of Independent Registered Public Accounting Firm – (filed herewith)
(15)		Financial Statements Omitted Pursuant to Item 14(a)(1) – (not applicable)
(16)		Powers of Attorney – (filed herewith)
(17)		Other Exhibits
	(a)	Form of Proxy Card – (filed herewith)
(18)		Filing fee tables - (not applicable)

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Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Combined Information Statement and Prospectus in a Post-Effective Amendment to this Registration Statement.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas on  September 19, 2025.

AMERICAN BEACON SELECT FUNDS

By:	/s/ Gregory J. Stumm
Gregory J. Stumm
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregory J. Stumm	President (Principal Executive Officer)	September 19, 2025
Gregory J. Stumm

/s/ Sonia L. Bates	Treasurer (Principal Financial Officer	September 19, 2025
Sonia L. Bates	and Principal Accounting Officer)

Gilbert G. Alvarado*	Trustee	September 19, 2025
Gilbert G. Alvarado

Gerard J. Arpey*	Trustee	September 19, 2025
Gerard J. Arpey

Eugene J. Duffy*	Trustee	September 19, 2025
Eugene J. Duffy

Claudia A. Holz*	Trustee	September 19, 2025
Claudia A. Holz

Douglas A. Lindgren*	Chair and Trustee	September 19, 2025
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	September 19, 2025
Barbara J. McKenna

Janet C. Smith *	Trustee	September 19, 2025
Janet C. Smith

Paul Zemsky*	Trustee	September 19, 2025
Paul Zemsky

* By:	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

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EXHIBIT INDEX

Type	Description
EX-99.(11)	Opinion and Consent of Counsel
EX-99.(14)	Consent of Independent Registered Public Accounting Firm
EX-99.(16)	Powers of Attorney
EX-99.(17)(a)	Form of Proxy Card

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